                                                                  EXECUTION COPY



                          PURCHASE AND SALE AGREEMENT



                                 by and between



                     SANTA ANITA REALTY ENTERPRISES, INC.,
                            a Delaware corporation,



                                      and



                         PACIFIC GULF PROPERTIES INC.,
                             a Maryland corporation

                  TABLE OF CONTENTS

                                                     Page

                      ARTICLE I

DEFINITIONS
- -----------
   1.1  Definitions.................................   1
        -----------
   1.2  References..................................   8
        ----------
   1.3  Gender and Number...........................   9
        -----------------

                      ARTICLE II
PURCHASE-SALE
- -------------
   2.1  Purchase and Sale...........................   9
        -----------------
   2.2  Purchase Price..............................   9
        --------------
   2.3  Allocation of Purchase Price................  10
        ----------------------------
   2.4  Property Transfer Agreement.................  10
        ---------------------------
   2.5  Treatment of Employee Benefit Plans.........  10
        -----------------------------------

                      ARTICLE III

REPRESENTATION AND WARRANTIES OF SELLER
- ---------------------------------------
   3.1  Representations and Warranties of Seller....  15
        ---------------------------------------
   3.2  Survival of Representations and Warranties..  25
        ------------------------------------------
   3.3  Indemnification.............................  26
        ---------------
   3.4  Limitations on Indemnification Obligations..  26
        ------------------------------------------
   3.5  Indemnification Notice; Right of Dispute....  27
        ----------------------------------------

                      ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANT OF PURCHASER
- -----------------------------------------------------
   4.1  Representations, and Warranties and
        -----------------------------------
        Covenant of Purchaser.......................  30
        ---------------------
   4.2  Survival of Representations and Warranties..  34
        ------------------------------------------
   4.3  Purchaser Expenses..........................  35
        ------------------

                      ARTICLE V

CONDITIONS/CONCURRENT TRANSACTIONS
- ----------------------------------
   5.1  Purchaser Conditions........................  35
        --------------------
   5.2  Seller Conditions...........................  36
        -----------------
   5.3  Concurrent Transactions.....................  37
        -----------------------

                     ARTICLE VI

INITIAL CLOSING AND CLOSING
- ---------------------------
   6.1  Initial Closing Date........................  37
        --------------------
   6.2  Initial Closing Deliveries by Seller........  37
        ------------------------------------
   6.3  Closing Date................................  37
        ------------
   6.4  Closing Deliveries of Seller................  38
        ----------------------------
   6.5  Closing Deliveries of Purchaser.............  39
        -------------------------------
   6.6  Further Assurances..........................  40
        ------------------

                    ARTICLE VII

THE SHARES
- ----------
   7.1  Restrictions on Transfer of Shares..........  41
        ----------------------------------
   7.2  Right of First Offer........................  41
        --------------------

                       ARTICLE VIII

ARBITRATION OF DISPUTES
- -----------------------
   8.1   Arbitration................................  42
         -----------
   8.2   Procedures.................................  43
         ----------
   8.3   Binding Character..........................  45
         -----------------
   8.4   Exclusivity................................  45
         -----------
   8.5.  No Alteration of Agreement.................  46
         --------------------------

                        ARTICLE IX

TERMINATION.........................................  46
- -----------

                        ARTICLE X

BALDWIN INDUSTRIAL PARK
- -----------------------
   10.1  Transfer of Buyout Right...................  47
         ------------------------
   10.2  Purchase of Baldwin Industrial Park........  47
         -----------------------------------
   10.3  Covenants of Seller........................  49
         -------------------
   10.4  Covenants of Purchaser.....................  50
         ----------------------
   10.5  Conditions to Purchase.....................  51
         ----------------------
   10.6  Baldwin Price..............................  53
         -------------
   10.7  Representations and Warranties Regarding
         ----------------------------------------
          Baldwin...................................  54
          -------
   10.8  Closing of Baldwin Purchase................  55
         ---------------------------

                         ARTICLE XI

OPTION TO PURCHASE LAND
- -----------------------
   11.1  Land Purchase Option.......................  55
         --------------------
   11.2  Option Term................................  56
         -----------
   11.3  Land Option Exercise Price.................  56
         --------------------------
   11.4  Exercise of Land Option....................  56
         -----------------------
   11.5  Land Closing...............................  56
         ------------

                         ARTICLE XII

GENERAL PROVISIONS
- -----------------
   12.1  Notices....................................  56
         -------
   12.2  Successors.................................  57
         ----------
   12.3  Effect and Interpretation..................  57
         -------------------------
   12.4  Counterparts...............................  57
         ------------
   12.5  Entire Understanding; Etc..................  57
         -------------------------
   12.6  Amendments.................................  57
         ----------
   12.7  Waiver.....................................  58
         ------
   12.8  Severability...............................  58
         ------------
   12.9  Headings...................................  58
         --------
   12.10 Exculpation................................  58
         -----------
   12.11 Attorneys' Fees............................  58
         ---------------

List of Exhibits:

Exhibit A -  Real Properties and Personal Property Assets
Exhibit B -  Purchase Price
Exhibit C -  Form of Property Transfer Agreement
Exhibit D -  Exceptions to Representations and Warranties
Exhibit E -  Preliminary Title Reports
Exhibit F -  Material Service Agreements
Exhibit G -  Form of Registration Rights Agreement
Exhibit H -  Form of Management Agreement

                          PURCHASE AND SALE AGREEMENT



     This Purchase and Sale Agreement is made and entered into as of the 15th day of November, 1993 by and between PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Purchaser"), and SANTA ANITA REALTY ENTERPRISES, INC., a Delaware corporation ("Seller").

                                R E C I T A L S

     Seller currently owns all of the right, title and interest in those certain Real Properties (as hereinafter defined), Personal Property Assets (as hereinafter defined) and Employee Benefit Assets (as hereinafter defined) (collectively, the Real Properties, Personal Property Assets and Employee Benefit Assets being hereinafter referred to as the "Assets"). Purchaser desires to acquire from Seller and Seller desires to sell to Purchaser the Assets on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.1     Definitions.  Except as otherwise herein expressly provided, the
             -----------
following terms and phrases shall have the meanings set forth below:

          "Agreement" means this Purchase and Sale Agreement, as originally
           ---------
     executed and as amended, modified, supplemented or restated from time to time, as the context requires.

          "Assets" means the Real Properties, Personal Property Assets, Employee
           ------
     Benefit Assets, Nonrental Assets and the option to purchase the interests of Realty's partners as provided in Article X, collectively.

          "Baldwin Closing Date" has the meaning set forth in Section 10.2
            ---------------------
     hereof.

          "Baldwin Partnership" has the meaning set forth in Section 10.1
           -------------------
     hereof.

          "Baldwin Price" has the meaning set forth in Section 10.6 hereof.
           -------------

          "Buyout Price" has the meaning set forth in Section 10.4 hereof.
           ------------

          "Closing" and "Closing Date" have the meanings set forth in Section
           --------------------------
     6.3 hereof.

          "Current Per Share Market Price" means at any date of determination
           ------------------------------
     the average closing price of the common stock of Purchaser reported in the New York Stock Exchange Composite Transactions Summary in the Western Edition of the Wall Street Journal for the ten trading days preceding such
                    -------------------
     date on which such stock was traded.

          "Demand Notice" has the meaning set forth in Section 8.2(a) hereof.
           -------------

          "Employee Benefit Assets" means all amounts to be transferred by
           -----------------------
     Seller to the PGP Retirement Plan and the PGP

     Thrift Plan pursuant to Section 2.5(a) and Section 2.5(b) hereof, respectively.

          "Environmental Enactment" means any federal, state or local law,
           -----------------------
     regulation or ordinance or any rules, regulations or publications promulgated thereunder, or any authorizations, judgments, decrees, concessions, grants, franchises, agreements, or other governmental restrictions or requirements, regarding or related to the environment, environmental matters or Hazardous Materials.

          "General Partners" has the meaning set forth in Section 10.1
           ----------------
     hereof.

          "General Partner Interests" has the meaning set forth in Section 10.1
           -------------------------
     hereof.

          "Hazardous Materials" means any flammable substances, explosives,
           -------------------
     radioactive materials, pollutants, contaminants, medical waste materials, petroleum, petroleum products, hazardous or toxic materials or any related materials or substances at, on or beneath any of the Real Properties, including but not be limited to, substances defined as "extremely hazardous substances," "hazardous substances," "hazardous waste," "hazardous materials," "toxic substances" or "infectious waste" in any Environmental Enactment or in the regulations adopted and publications promulgated pursuant to any Environmental Enactment.

          "Hired Employees" has the meaning set forth in Section 2.5(a) hereof.
           ---------------

          "Indemnification Notice" has the meaning set forth in Section 3.5
           ----------------------
     hereof.

          "Initial Closing" and "Initial Closing Date" have the meanings set
           ---------------       --------------------
     forth in Section 6.1 hereof.

          "Land Option" has the meaning set forth in Section 11.1 hereof.
           -----------

          "Land Partnership" has the meaning set forth in Section 11.1 hereof.
           ----------------

          "Leases" has the meaning set forth in Section 3.1(j) hereof.
           ------

          "Letters of Credit" has the meaning set forth in Section 10.2(c)
           -----------------
     hereof.

          "Liens" means any liens, security interests, mortgages, deeds of
           -----
     trust, charges, claims, encumbrances, pledges, options, rights of first offer or first refusal and any other rights or interests of others of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

          "Limited Partner Interests" has the meaning set forth in Section 10.1
           -------------------------
     hereof.

          "Management Agreement" has the meaning set forth in Section 5.2(d)
           --------------------
     hereof.

          "Nonrental Asset Purchase Price" has the meaning set forth in
           ------------------------------
      Section 2.1 hereof.

          "Nonrental Assets" means the corporate office building presently
           ----------------
      containing the executive offices of Seller and related assets identified as such on Exhibit A.

          "Notices" means all notices, demands or requests made pursuant to,
           -------
     under or by virtue of this Agreement consistent with the provisions of
     Section 12.1 hereof.

          "Notice of Breach" has the meaning set forth in Section 3.2 hereof.
           ----------------

          "PGP Retirement Plan" has the meaning set forth in Section 2.5(a)
          --------------------
     hereof.

          "PGP Thrift Plan" has the meaning set forth in Section 2.5(a) hereof.
           ---------------

          "Partnership" has the meaning set forth in Section 10.1 hereof.
          ------------

          "Partnership Agreement" has the meaning set forth in Section 10.2(a)
           ---------------------
     hereof.

          "Person" means any individual, general partnership, limited
           ------
     partnership, corporation, joint venture, trust, business trust, cooperative or association.

          "Personal Property Assets" means those personal property assets
           ------------------------
     described in Exhibit A hereto.

          "Property Transfer Agreement" has the meaning set forth in Section 2.4
           ---------------------------
     hereof.

          "Purchase Price" has the meaning set forth in Section 2.2 hereof.
           --------------

          "Purchase Right" has the meaning set forth in Section 10.1.
           --------------

          "Purchaser" means Pacific Gulf Properties Inc., a Maryland
           ---------
     corporation.

          "Purchaser Expenses" means all expenses incurred in connection with
           ------------------
     the organization of Purchaser and the transactions contemplated by the Registration Statement including, without limitation, the following: (i) the fees, disbursements and expenses of Purchaser's counsel, accountants and other consultants; (ii) the fees, costs and expenses incurred in the incorporation or formation of Purchaser and its subsidiaries and their qualification to do business in foreign jurisdictions; (iii) fees and expenses with respect to title or other insurance, escrow costs, real or personal property transfer taxes, recording fees and any other closing costs in connection with the consummation of the transactions contemplated by the Property Transfer Agreement and by Article X and Article XI hereof;
     (iv) all expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to underwriters and dealers; (v) the cost of printing or duplicating any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents; (vi) all expenses in connection with the qualification of the common stock of Purchaser to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (vii) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc.; and (viii) the fees and expenses incurred in connection with the listing of the common stock of Purchaser on a securities exchange.

          "Qualified Individual" has the meaning set forth in Section 8.2(b)
           --------------------
     hereof.

          "Real Property" or "Real Properties" means those real properties
           -------------      ---------------
     described in Exhibit A hereto, individually or collectively as the context may require, except that, for purposes of Article X, Real Property has the meaning set forth in the Partnership Agreement.

          "Realty Retirement Plan" has the meaning set forth in Section 2.5(a)
           ----------------------
     hereof.

          "Realty Thrift Plan" has the meaning set forth in Section 2.5(a)
           ------------------
     hereof.

          "Registration Rights Agreement" has the meaning set forth in Section
           -----------------------------
     5.2(c) hereof.

          "Registration Statement" means the Registration Statement No. 33-69382
           ----------------------
     (including the prospectus contained therein) filed by Purchaser with the Securities and Exchange Commission, and any amendments at any time thereafter made thereto (other than post-effective amendments), pursuant to which Purchaser proposes to offer and sell shares of its common stock in an initial public offering.

          "Requesting Party" has the meaning set forth in Section 8.2(a) hereof.
           ----------------

          "Responding Party" has the meaning set forth in Section 8.2(a) hereof.
           ----------------

          "Retirement Assets" has the meaning set forth in Section 2.5(b)
           -----------------
     hereof.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
     rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the relevant time.

          "Seller" means Santa Anita Realty Enterprises, Inc., a Delaware
           ------
     corporation.

          "Shares" means the shares of common stock of Purchaser comprising a
           ------
     portion of the Purchase Price as set forth on Exhibit B attached hereto.

          "Washington Assets" are those Assets identified as such on Exhibit A
           -----------------
     hereto.

          "Willman" has the meaning set forth in Section 10.1 hereof.
           -------

          "Willman Property" has the meaning set forth in Section 10.3(b)
           ----------------
     hereof.

     1.2  References.  All references in this Agreement to particular sections
          ----------
or articles shall, unless expressly otherwise provided, or unless the context otherwise requires, refer to the specific sections or articles in this Agreement, and any references to "Exhibit" shall, unless otherwise specified, refer to one of the exhibits attached hereto, each of which is hereby incorporated by reference and made a part hereof. The words "herein", "hereof", "hereunder", "hereinafter", "hereinabove" and other words of similar import refer to this Agreement as a whole and not to any particular section, subsection or article hereof.

     1.3  Gender and Number.  Words of any gender shall include the other gender
          -----------------
and the neutral. Whenever the singular is used, the same include the plural wherever appropriate, and whenever the plural is used, the same shall also include the singular.

                                   ARTICLE II
                                 PURCHASE-SALE
                                 -------------

     2.1  Purchase and Sale.  In consideration of the mutual covenants and
          -----------------
agreements hereinafter set forth, on or prior to the Closing Date, Seller agrees to sell, assign, transfer and convey to Purchaser, and Purchaser agrees to purchase from Seller, subject to and in accordance with the terms, provisions, covenants and conditions more particularly set forth in this Agreement, the Assets. Notwithstanding the preceding sentence, Seller shall sell, assign, transfer and convey to Purchaser (i) on the Initial Closing Date the Washington Assets, the purchase price for which will be paid on the Closing Date, and (ii) on the Closing Date the Nonrental Assets, the purchase price for which (the "NONRENTAL ASSET PURCHASE PRICE") shall be calculated as specified in Section
2.2 and paid as specified in Article X.

     2.2  Purchase Price.  The purchase price for the Assets (the "PURCHASE
          --------------
PRICE") shall be the cash, Shares, assumption or repayment of indebtedness and the assumption of the other liabilities set forth on Exhibit B attached hereto. Within 30 days of the Closing Date, Purchaser and Seller shall jointly determine the Nonrental Asset Purchase Price, which shall equal the amount shown on the books and records of Seller as of the Closing Date with respect to the Nonrental Assets, less the amounts shown on such books and records for (a) accumulated
        ----
depreciation and amortization of the Nonrental Assets and (b) the liabilities described under item D of Exhibit B. Notwithstanding the foregoing, the Nonrental Asset Purchase Price shall not exceed $1,200,000.00.

     2.3  Allocation of Purchase Price.  The Purchase Price shall be allocated
          ----------------------------
among the Assets in the manner set forth on Exhibit B.

     2.4  Property Transfer Agreement.  Seller and Purchaser are concurrently
          ---------------------------
herewith executing and delivering to each other a property transfer agreement substantially in the form of Exhibit C (the "PROPERTY TRANSFER AGREEMENT").

     2.5  Treatment of Employee Benefit Plans.
          -----------------------------------

          (a) Effective as of the January 1, 1994, Purchaser shall take all action necessary and appropriate to establish two new tax-qualified plans: a Pacific Gulf Properties Inc. Retirement Plan (the "PGP RETIREMENT PLAN"), which will be substantially similar to the Santa Anita Operating Company and Santa Anita Realty Enterprises, Inc. Retirement Income Plan (the "REALTY RETIREMENT PLAN"), and a Pacific Gulf Properties Inc. Thrift Plan (the "PGP THRIFT PLAN"), which shall be substantially similar to the Santa Anita Realty Enterprises, Inc. and Santa Anita Operating Company Thrift Plan (the "REALTY THRIFT PLAN").

However, Purchaser shall be under no obligation to continue to maintain the PGP Retirement Plan or PGP Thrift Plan so that they are substantially similar to the Realty Retirement Plan or Realty Thrift Plan, respectively. The PGP Retirement Plan and PGP Thrift Plan shall assume all of the liabilities under the Realty Retirement Plan and Realty Thrift Plan, respectively, with respect to the Hired Employees. "HIRED EMPLOYEES" means those individuals who are employed by Seller immediately before the Closing and who are hired by Purchaser on the Closing Date.

          (b) Seller will contribute to the Realty Retirement Plan an amount which in total equals the Seller's portion of the agreed contributions for the 1993 plan year (as shown in the actuarial report prepared by the Seller's actuary for the Realty Retirement Plan for the 1993 Plan Year). Seller will cause the John Hancock contract held by the Realty Retirement Plan to be split into two contracts, one of which shall be transferred to the PGP Retirement Plan. If the sum of the value of the assets (including receivables) under the Realty Retirement Plan as of December 31, 1993 (the "RETIREMENT ASSETS") is less than the present value of the accrued benefits of participants on December 31, 1993, the value of the contract to be transferred to the PGP Retirement Plan shall equal the portion of the assets that would be allocated to the Hired Employees if the Realty Retirement Plan had been terminated on December 31, 1993 pursuant to Section 414(l) of the Internal Revenue Code of 1986, as amended (using the assumptions described below). Otherwise, the value of the contract to be transferred to the PGP Retirement

Plan shall equal the value of the Retirement Assets multiplied by a fraction, the numerator of which is the actuarial present value of the accrued benefits of the Hired Employees under the Realty Retirement Plan as of December 31, 1993 and the denominator is the actuarial present value of the accrued benefits of all participants under the Realty Retirement Plan as of December 31, 1993, but in no event less than the amount required by the above aforesaid Section 414(l). Notwithstanding the preceding two sentences, the amount transferred shall be adjusted to reflect gains or losses from January 1, 1994 until the end of the month prior to the transfer. For purposes of this Section 2.5(b), the present value of accrued benefits shall be calculated based on the following actuarial assumptions: an 8.50% pre-retirement interest assumption, an 8.25% post-retirement interest assumption and the 1983 Group Annuity Mortality Table. The PGP Retirement Plan will give all Hired Employees credit for all of their service with Seller for purposes of eligibility, vesting and benefit accrual.

          (c) Seller will contribute to the Realty Thrift Plan an amount in cash which in total equals the matching contributions which would be required to be made for the Hired Employees for 1993. Seller agrees to cause the Realty Thrift Plan trustee to transfer in two steps to the PGP Thrift Plan an amount equal to the sum of the account balances attributable to the Hired Employees as of December 31, 1993 (after completion of allocations for the 1993 Plan Year) plus all contributions made by or on behalf of Hired Employees to the Realty Plan after

December 31, 1993. To the extent practicable, the transfer of the assets shall be made in kind by splitting the insurance contracts and trustee assets held in the Realty Thrift Plan to preserve as far as possible the investment elections of the Hired Employees in the various investment funds under the Realty Thrift Plan. The first transfer shall be made within 15 working days after the Closing Date and shall be equal to the estimated transfer amount. As soon as the allocations as of December 31, 1993 are completed, Seller shall cause to be transferred to the PGP Thrift Plan an amount equal to the difference between the actual transfer amount and the amount previously transferred. If the actual transfer amount is less than the amount previously transferred, the PGP Thrift Plan shall transfer the difference between such amounts to the Realty Thrift Plan. The PGP Thrift Plan will give all Hired Employees credit for all of their service with Seller for purposes of eligibility and vesting.

          (d)(1) In accordance with Internal Revenue Service Procedure 84-77, Purchaser will include on the Wage and Tax Statement (Form W-2) issued to each Hired Employee for the year ending December 31, 1994 all wages paid to (including "other compensation" as defined under Internal Revenue Service regulations), and taxes withheld from, such Hired Employee by Seller during such period.

          (2) In accordance with Internal Revenue Procedure 84-77, Seller hereby transfers to Purchaser any Employee Withholding Allowance Certificate (Form W-4) in Seller's possession for Hired Employees.

          (3) In accordance with Internal Revenue Service Regulation (S) 31.3121(a)(1)-1(b), in determining the "annual wage limitation" of each Hired Employee for purposes of the Federal Income Contribution Act (FICA) for the year ending December 31, 1994, Purchaser will include any remuneration received by such Hired Employee from Seller during such period.

          (4) In accordance with 8 C.F.R. (S) 274a.2(b)(viii), Seller hereby transfers to Purchaser any Employment Eligibility Verification Forms (I-9) in Seller's possession for Hired Employees.

          (5) Seller will supply Purchaser with such information in its possession regarding Hired Employees for the period between January 1, 1994 and the Closing Date as may be reasonably necessary to carry out the undertakings contained herein.

          (e) Effective as of the Closing Date, Purchaser shall assume all of Seller's obligations under the deferred compensation agreement between Seller and Glenn Carpenter and Seller shall transfer to Purchaser all of Seller's right, title and interest in that certain life insurance policy issued by Executive Life Insurance Company covering the life of Mr. Carpenter with Seller designated as the current beneficiary.

          (f) The parties agree to cooperate fully to effectuate the terms of this Section 2.5 including without limitation, the filing of any necessary government reports and providing each other with such other information in their possession as may be necessary to effectuate the terms of this Section 2.5.

          (g) Nothing in this Section 2.5 shall (i) create any third-party beneficiary or other rights in employees of Seller or Purchaser, (ii) prevent Purchaser from terminating at any time after the Closing the employment of any such employee or (iii) alter the contractual or other rights and obligations, or limitations thereof, of employees of Purchaser or Seller.

                                  ARTICLE III
                    REPRESENTATION AND WARRANTIES OF SELLER
                    ---------------------------------------

     3.1  Representations and Warranties of Seller.  Seller represents and
          ----------------------------------------
warrants to Purchaser, subject to the exceptions set forth in Exhibit D hereto, as follows:

     (a) Seller (A) is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (B) has the requisite authority to enter into and perform this Agreement and (C) is authorized to own, operate and convey real property in the States of California, Washington, Oregon and Texas.

     (b) The execution, delivery and performance of this Agreement by Seller have been duly and validly authorized by all necessary corporate action of Seller, and this Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.
     (c) No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by Seller in connection with the execution, delivery and performance of this Agreement, except for those reports to be filed pursuant to
          Section 2.5(f) hereof.

     (d) None of the execution, delivery or performance of this Agreement by Seller does or will, with or without the giving of notice, lapse of time or both, violate, conflict with or constitute a material default under any term or condition of (A) the organizational documents of Seller or any material agreement to which Seller is a party or by which it is bound, except for those material agreements which require consent to the transactions contemplated hereby, which consents have been obtained, or (B) any terms or provisions of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to Seller or by which it or its assets or properties are bound or subject or result in the creation of any Lien or other encumbrance upon the Assets, except for Liens or other encumbrances in favor of Purchaser.

     (e) Seller is the sole owner of the Real Properties and of the Personal Property Assets and has good, valid and marketable title to the Real Properties or Personal Property Assets, as the case may be, free and clear of all Liens, except, in the case of Real Properties, for Liens identified in the preliminary title reports issued with respect to each of the Real Properties (which preliminary title reports are listed on Exhibit E hereto) and except for Liens that would not materially impair the ownership or use of any Real Property or Personal Property Assets.

     (f) Seller has complied with all laws applicable to the ownership, use and operation of each of the Real Properties and has obtained all licenses, permits, certificates and authorizations required in connection with the use, occupancy, management, leasing and operation of the Real Properties, except where the failure to so comply or obtain would not have a material adverse effect on such Real Property. To Seller's knowledge, all such material licenses, permits, certificates and authorizations are assignable or transferable to Purchaser. Such licenses, permits, certificates and authorizations are in full force and effect and Seller has not taken any action that would (or failed to take any action the omission of which would) result in the revocation of such licenses, permits, certificates or authorizations or received any written notice of violation from any federal, state or municipal entity or written notice of any intention by any such government entity to revoke any certificate of occupancy or other certificate, license, authorization or permit issued by it in connection with the use of any Real Property, that in each case has not been cured or otherwise resolved to the satisfaction of such government entity, except where such failure or such action would not have a material adverse effect on such Real Property. To Seller's knowledge, no government agency or any employee or official thereof considers the construction of the improvements located on the Real Properties or their operation or use to have failed to comply in any material respects with any law, ordinance, regulation or order and no investigation has been commenced or threatened respecting any such possible failure to comply. There are no unsatisfied requirements for material repairs, restorations or improvements to the Real Properties from any governmental authority.

     (g) To Seller's knowledge and except as set forth in any environmental reports or studies obtained or conducted by Purchaser or delivered to Purchaser by Seller: (A) there are no Hazardous Materials located on or under the Real Properties in violation of any Environmental Enactment, (B) no written complaint, order, citation or notice with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental health or safety matter affecting the Real Properties, or any portion thereof, from any person, government authority or other entity, has been issued to Seller or, to Seller's knowledge, its predecessor-in-interest or any tenant on the Real Properties, (C) there are no underground storage tanks located on the Real Properties and (D) no tenant located on the Real Properties uses, manufactures or stores Hazardous Materials on the Real Properties in violation of any Environmental Enactment.

     (h) No condemnation, eminent domain, zoning or other land-use regulation proceeding or any other actions, suits or proceedings are pending or, to Seller's knowledge, have been threatened in writing against the Real Properties, nor to Seller's knowledge are there any assessments affecting the Real Properties other than as set forth in the preliminary title reports issued with respect to each Real Property.

     (i) There are no material violations of any covenants, conditions or restrictions applicable to the Real Properties, and Seller has received no written notice or complaint with respect to any such violation or alleged violation.

     (j) Complete lists of all current leases, rental agreements and tenancies (collectively, the "LEASES") affecting any portion of the Real Properties or the improvements thereon, including the name of the tenant, the site of the premises, rent, expiration date and number and terms of renewal options, if any, are set forth in the rent rolls maintained by Seller, which, as of February 1, 1994, have been inspected by Purchaser (the "Rent Schedule"). Except for the Leases set forth in the Rent Schedule, there are no other leases, rental agreements, tenancies, licenses or other agreements affecting the occupancy of the Real Properties which would become an obligation of Purchaser after the Closing. With respect to each of the Leases (A) the Leases have been duly and validly executed and delivered by Seller or its predecessor-in-interest, as lessor, and, to Seller's knowledge, each tenant, (B) the Leases are in full force and effect, and constitute the valid and binding legal obligations of Seller and, to Seller's knowledge, as to each tenant thereunder, enforceable against them in accordance with the terms of their respective Leases, (C) the copies of the Leases previously delivered by Seller to Purchaser are true, accurate and complete and (except as noted in any estoppel certificate delivered by Seller to Purchaser) are unmodified except as shown therein, and there are no understandings, oral or written, between the parties to the Leases which in any manner varies the obligations or rights of either party, (D) the Leases are assignable by Seller to Purchaser, (E) except as set forth in the Leases or in any estoppel certificate delivered by Seller to Purchaser, there are no concessions, rebates, or "free" or "reduced" rent periods (whether oral or written) of any kind whatsoever under the Leases which would have an effect on or after the Closing, (F) except as set forth in the Leases, none of the tenants under the Leases has any right of first refusal, option right or other right to purchase all or any portion of any of the Real Properties, (G) except as set forth in any estoppel certificates delivered by Seller to Purchaser, Seller has performed all obligations required to be performed by it under the Leases (including payment of any construction allowances and performance of any work required by the Leases), (H) no tenants have any current right to any offset or deduction against rent due based on events arising prior to the date hereof, (I) there is no default by either party under any of the Leases, and, to Seller's knowledge, no event which with notice or passage of time, or both, will mature into a default, (J) except as set forth on the Rent Schedule, there is no delinquency of more than 30 days in rent under the Leases and (K) no rent under the Leases has been paid more than 30 days in advance of its due date (other than security deposits which are identified as such on the Rent Schedule).

     (k) All water, sewer, gas, electric, telephone, and drainage facilities and all other utilities required by law for the present use and operation of the Real

          Properties are installed across public property or valid easements to the boundary lines of the Real Properties and are connected pursuant to valid permits.

     (l) Exhibit F hereto is a complete and correct list of all material existing management, service, equipment, supply, maintenance agreements with respect to or affecting the Real Properties (the "SERVICE AGREEMENTS") and each of such agreements has not been amended, modified or supplemented. No written notice of default or breach by Seller in the terms of any of the Service Agreements has been received by Seller. Seller has performed, and at the Closing Date shall have performed, all material obligations which it has under the Service Agreements. For purposes of this subsection (l), no existing agreement which is cancelable by Seller or, after the Closing, by Purchaser on 60 days or less notice shall be deemed material.

     (m) To Seller's knowledge, there are no material investigations, actions, suits, proceedings or claims pending or threatened against or affecting Seller or the Real Properties, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign, and no such material investigation, action, suit, proceeding or claim has been pending during the 12-month period preceding the date of this Agreement. Seller is not operating under or subject to, or in default with respect to, any order, writ, injunction or decree of any governmental authority.

     (n) To Seller's knowledge, there are no material structural defects in the improvements comprising any portion of the Real Properties. The tangible personal property (including without limitation plumbing equipment, HVAC, electric wiring and fixtures, gas distribution system, and water and sewage systems) presently on or in the Real Properties is in good working order and condition.

     (o) To Seller's knowledge, there are no pending or threatened requests, applications, plans, studies or proceedings by any governmental agency or official thereof to alter or restrict the zoning, institute rent control or implement additional use restrictions applicable to the Real Properties.

     (p) Except for Baldwin Industrial Park, Seller has not received notice from a government agency that any of the Real Properties are subject to a redevelopment plan or agreement or are to be included within any redevelopment area. Seller has not entered into a disposition and development agreement, owner's participation agreement, or similar agreement with any governmental or quasi-governmental authority concerning the use and development of any of the Real Properties.

     (q) There are no material contingent liabilities or obligations relating to the Real Properties, except those adequately covered by Seller's insurance.

     (r) To Seller's knowledge, there has been no material damage to the Real Properties located in California as a result of the earthquakes occurring during January 1994. In connection with this representation and warranty, Seller's representative has visually examined the Real Properties located in California, but has not engaged the services of a structural engineer to inspect such properties.

     (s) For purposes of the foregoing representations and warranties, "Seller's knowledge" means the actual knowledge of Glenn L. Carpenter, Donald G. Herrman and Robert A. Dewey and such knowledge as may have arisen if one or more of them had conducted a reasonably prudent investigation with respect to the matters covered by the representations and warranties. Purchaser is entitled to rely on the representations and warranties set forth in this Article III, notwithstanding the fact that any or all of the identified individuals are or will become officers or employees of Purchaser upon consummation of the transactions contemplated by this Agreement.

     In addition to the foregoing, Seller hereby represents, warrants and acknowledges to Purchaser that (i) it has been informed that the Shares have not been registered under the

Securities Act or under the securities laws of any state or other jurisdiction;
(ii) it is acquiring the Shares for its own account and without the intention to distribute same; (iii) it shall not sell, assign, transfer or otherwise distribute the Shares except in compliance with the Securities Act and the securities laws of any applicable state or other jurisdiction; and (iv) the certificates representing the Shares shall be legended to reflect the aforesaid restrictions on transferability, in addition to the restrictions on transferability arising under this Agreement and the other restrictions described in Section 6.5 hereof.

     3.2  Survival of Representations and Warranties.  The representations and
          ------------------------------------------
warranties in this Article III shall survive the Closing; provided, however, that no claim or action for a breach of any representation or warranty contained in this Article III may be maintained by Purchaser unless Purchaser shall have delivered a Notice ("Notice of Breach") specifying the details of such breach (including, to the extent practicable, a quantification of the damages arising from such alleged breach) to Seller on or before 18 months after the Closing Date, except with respect to Section 3.1(g) above which shall be 36 months after the Closing Date. A Notice of Breach shall only be sufficient to preserve a claim or action with respect to an alleged breach to the extent the Notice of Breach sets forth sufficient details identifying the specific breach and a quantification, to the extent practicable, of the damages arising therefrom.

     3.3  Indemnification.  Subject to the provisions of Section 3.4 hereof,
          ---------------
Seller hereby agrees to indemnify and holds harmless Purchaser against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) sustained or incurred by Purchaser to the extent that the same occurs as a result of or arises out of any inaccuracy in a representation or warranty made by Seller in this Agreement. Seller's obligations hereunder may be satisfied by the delivery to Purchaser of cash or Shares or any combination thereof. Any Shares delivered to Purchaser hereunder shall be valued based upon the Current Per Share Market Price of such Shares on the date that the amount of the obligation pursuant to this Section 3.3 has been determined.

     3.4  Limitations on Indemnification Obligations.
          ------------------------------------------

          (a)  Purchaser shall not be entitled to indemnification under Section
3.3 hereof unless a Notice of Breach has been delivered by Purchaser within the time period specified in Section 3.2 hereof.

          (b) Seller shall not be liable under Section 3.3 hereof unless the total amount recoverable under Section 3.3 hereof exceeds, in the aggregate, $100,000; provided, however, that if Seller's obligation under Section 3.3 hereof exceeds $100,000 in the aggregate, Seller's obligation under Section 3.3 hereof shall be for the full amount of such obligation.

          (c) Notwithstanding anything contained herein to the contrary, Seller shall not be liable or obligated to make payments under this Agreement, including amounts funded under Section 3.3 hereof for indemnification, to the extent such payments in the aggregate would exceed the amount of the Purchase Price.

          (d) Indemnification of Purchaser by Seller pursuant to Section 3.3 hereof and the limited remedies in respect thereof as set forth in Section 3.4 and 3.5 hereof shall be the exclusive remedy of Purchaser (and any assignee of Purchaser) for any breach of any representation or warranty contained herein, and the only legal action which may be asserted against Seller pursuant to this
Article III shall be to pursue an action for damages under Section 3.5 hereof, subject to the limitations provided in this Section 3.4.

          (e) Before pursuing any claim for indemnification hereunder with respect to the falsity of the representations contained in subsections (e), (f),
(h) or (i) of Section 3.1 hereof, including those made by virtue of Section 10.7(a) hereof, Purchaser shall first pursue to completion any claim that it may have under the applicable title insurance policy referred to in the Property Transfer Agreement by reason of the facts, circumstances or conditions giving rise to the falsity of such representation.

     3.5  Indemnification Notice; Right of Dispute.  In the event Purchaser
          ----------------------------------------
asserts that Seller has an indemnification obligation to Purchaser under this
Article III, Purchaser shall deliver written Notice (the "Indemnification Notice") to Seller describing in reasonable detail the circumstances giving rise to such obligation and the amount thereof, if then capable of estimation. Notwithstanding anything to the contrary contained herein, failure by Purchaser to provide the Indemnification Notice to Seller shall not result in Purchaser's loss of indemnification rights in favor of Purchaser as described in this Article III except to the extent that Seller is materially prejudiced or harmed by such failure to provide notice. If, within twenty (20) days after its receipt of an Indemnification Notice, Seller delivers written Notice to Purchaser indicating that Seller disputes the circumstances giving rise to or the amount of its indemnification obligation, Purchaser may submit such matter for binding arbitration in accordance with the provisions of Article VIII hereof. If after receiving timely Notice of dispute from Seller, Purchaser fails to so submit the matter for arbitration within an additional twenty (20) day period from the date of receipt of Notice of dispute, then Seller shall be relieved of the indemnification obligation described in the Indemnification Notice.

     In the event Seller (i) receives an Indemnification Notice and either fails to deliver timely Notice to Purchaser of its dispute as to the indemnification obligation or fails to make payment within thirty (30) days of the delivery of an Indemnification Notice or (ii) has an indemnification obligation to Purchaser under this Article III as determined by arbitration pursuant to Article VIII hereunder and Seller does not satisfy such obligation within ten (10) days after the decision rendered in the arbitration, then, in either event (and only in such events), Purchaser shall be entitled to proceed to seek recovery of such indemnification obligation, subject to the limitations of Section 3.4 hereof. The enforcement of any arbitration decision described in clause (ii) above may be prosecuted in a court of law without the necessity of resorting to arbitration pursuant to
Article VIII.

     If a claim for which the indemnification obligations of Seller described herein arises and relates to a claim, litigation or other action by a third party (a "Third Party Claim") against Purchaser and Purchaser claims indemnification therefor, Seller may, by giving notice to Purchaser within a reasonable time (but in no event more than 20 days) after receipt of the notice referred to above, elect to assume the defense of the Third Party Claim at its own expense with counsel selected by Seller. Seller's notice must contain an acknowledgment of Seller's obligations to indemnify Purchaser with respect to such claim, litigation or other action; provided, that any such acknowledgement may contain a reservation of rights. Seller may not assume the defense if the named parties to the Third Party Claim (including any impleaded parties) include both Seller and Purchaser and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case Purchaser shall have the right to employ counsel reasonably approved by Seller at the expense of Seller. If Seller timely assumes the defense of the Third Party Claim, Seller shall not be liable for any fees and expenses of counsel for Purchaser incurred thereafter in connection with the Third Party Claim. If Seller timely assumes the defense of a Third Party Claim, Purchaser may not settle or otherwise compromise the Third Party Claim without the consent of Seller. If Seller fails to timely assume the defense of the Third Party Claim, Purchaser may settle or otherwise compromise the Third Party Claim without the consent of Seller. No such settlement or compromise shall deprive or impair Purchaser's right to indemnification in respect of a Third Party Claim, except to the extent Seller can demonstrate that such settlement or compromise unreasonably and unfairly prejudices the rights of Seller.

                                   ARTICLE IV
             REPRESENTATIONS, WARRANTIES AND COVENANT OF PURCHASER
             -----------------------------------------------------
     4.1  Representations, and Warranties and Covenant of Purchaser.  Purchaser
          ---------------------------------------------------------
hereby represents and warrants to Seller as follows:

          (a) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement.

          (b) The execution, delivery and performance of this Agreement by Purchaser have been duly and validly authorized by all necessary corporate action of Purchaser, and this Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of

     Purchaser, enforceable against Purchaser in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

          (c) The Shares, when issued in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, and the issuance thereof will not be subject to preemptive or other similar rights.

          (d) No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any other person is required to be made, obtained or given by Purchaser in connection with the execution, delivery and performance of this Agreement, except for (i) filings, if any, required under state and federal securities laws in connection with the issuance of the Shares to Seller, and (ii) reports to be filed pursuant to Section 2.5(f) hereof.

          (e) None of the execution, delivery or performance of this Agreement by Purchaser does or will, with or without the giving of notice, lapse of time or both, violate, conflict with or constitute a material default under any term or condition of (A) the organizational documents of Purchaser or any material agreement to which Purchaser is a party or by which Purchaser is bound, or (B) any terms or provisions of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to Purchaser.

          (f) Purchaser hereby agrees and acknowledges that (i) it is buying the Real Properties and Personal Property Assets, except for the representations and warranties set forth in Section 3.1, on an "AS-IS" basis; (ii) it has made or will have made its own investigations and inspections of the Real Properties and Personal Property Assets, including, without limitation, the physical aspects of the Real Properties and Personal Property Assets and the Real Properties' or Personal Property Assets' compliance with all laws applicable to the Real Properties and Personal Property Assets current or intended use or development; (iii) in connection with its investigations and inspections of the Real Properties it has contracted or had the opportunity to contract with certain advisors and consultants, including, but not limited to, environmental consultants, engineers and geologists, to conduct such environmental, hazardous material, geological, soils, hydrology, seismic, endangered species, archeological, physical, structural, mechanical and other inspections of the Real Properties as Purchaser deemed to be necessary, including without limitation whether the Real Properties are located in a "flood zone" as set forth on the Special Flood Zone Area Maps maintained by the United States Department of Housing and Urban Development and whether the Real Properties are situated in a Special Study Zone as designated under the Alquist-Priolo Special Studies Zone Act with respect to areas of geologic instability;
     (iv) it has approved the reports of such advisors and consultants; (v) it is relying solely on such reports and its own investigations as to the Real Properties and the Personal Property Assets, their condition and other characteristics and compliance with laws; (vi) except for the representations and warranties set forth in Section 3.1, it is not making the purchase of the Real Properties or Personal Property Assets in reliance upon any statements or representations, express or implied, made by Seller or its agents or brokers, as to the condition of or characteristics of the Real Properties or Personal Property Assets, their fitness for use for any particular purpose, or the Real Properties' compliance with any zoning or other rules, regulations, laws or statutes applicable to the Real Properties, or the uses permitted on or the development requirements for or any other matters relating to the Real Properties. Except as set forth in Section 3.1, Seller has no liability nor responsibility to Purchaser in connection with the matters set forth in this Section 4.1(f), including, without limitation, any liability under any laws, rules, regulations or ordinances regulating the environment, hazardous materials, or human health and safety, or any latent or patent defects.

          (g) Effective on the Closing Date, and except as specifically set forth in Section 4.1(f), Purchaser hereby releases Seller from and waives all claims against Seller, at law or in equity, whether known or unknown, suspected or unsuspected which Purchaser has or may have, arising out of or related to the physical condition of the Real Properties or the Personal Property Assets, including without limitation claims under California Civil Code Section 1592, which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          (h) In no event shall the provisions of this Article be deemed to be a release or waiver by Purchaser of any statutory or common law rights or causes of action that Purchaser may have against Seller for indemnification or contribution with respect to the presence or claimed presence of Hazardous Materials at the Real Properties.

     4.2  Survival of Representations and Warranties.  The representations and
          ------------------------------------------
warranties of Purchaser contained in this Article IV shall survive the Closing; provided, however, that no claim or action for a breach of any representation or warranty contained in this Article IV may be maintained by Seller unless Seller shall have delivered a Notice of Breach specifying the details of such breach (including, to the extent practicable, a quantification of the damages arising from such alleged breach) to Purchaser on or before 18 months after the Closing Date. A Notice of Breach shall only be sufficient to preserve a claim or action with respect to an alleged breach to the extent the Notice of Breach sets forth sufficient details identifying the specific breach and a quantification, to the extent practicable, of the damages arising therefrom.

     4.3  Purchaser Expenses.  Purchaser shall be responsible for the payment of
          ------------------
all Purchaser Expenses, including, without limitation, the reimbursement of Seller for all Purchaser Expenses advanced or incurred by Seller.

                                   ARTICLE V
                       CONDITIONS/CONCURRENT TRANSACTIONS
                       ----------------------------------

     5.1  Purchaser Conditions.  The obligation of Purchaser to consummate the
          --------------------
transactions contemplated hereby, except for the transactions to be consummated at the Initial Closing, is subject to fulfillment or waiver of all of the following conditions on or prior to the Closing Date:

          (a) Seller shall have executed and delivered the Property Transfer Agreement and all of the conditions set forth in Article V of the Property Transfer Agreement shall have been fulfilled or waived by Purchaser;

          (b) All consents, waivers, approvals and authorizations, if any, required for the consummation of the transactions contemplated hereby shall have been obtained;

          (c) All of the representations and warranties of Seller shall be true and correct in all material respects as of the Closing Date, as if made as of such date and Seller shall have delivered to Purchaser a certificate dated the Closing Date so certifying; and

          (d) Seller shall have made such other Closing deliveries as are described in Section 6.4 hereof.

     5.2  Seller Conditions.  The obligations of Seller to consummate the
          -----------------
transactions contemplated hereby, except for the transactions to be consummated at the Initial Closing, are subject to fulfillment or waiver of all of the following conditions on or prior to the Closing Date:

          (a) Purchaser shall have delivered the Purchase Price (other than the Nonrental Asset Purchase Price) as described in Sections 2.2 and 6.5 hereof;

          (b) Purchaser shall have executed and delivered the Property Transfer Agreement and all of the conditions set forth in Article V of the Property Transfer Agreement shall have been fulfilled or waived by Seller;

          (c) Purchaser shall have executed and delivered a registration rights agreement, substantially in the form of Exhibit G hereto (the "REGISTRATION RIGHTS AGREEMENT");

          (d) Purchaser shall have executed and delivered a management agreement substantially in the form of Exhibit H hereto (the "MANAGEMENT AGREEMENT");

          (e) All consents, waivers, approvals and authorizations, if any, required for the consummation of the transactions contemplated hereby shall have been obtained;

          (f) All the representations and warranties of Purchaser shall be true and correct as of the Closing Date as if made as of such date; and

          (g) Purchaser shall have made such other Closing deliveries as are required under Section 6.5 hereof.

     5.3  Concurrent Transactions.  It shall be a condition to the obligations
          -----------------------
of each of Purchaser and Seller to consummate the transactions contemplated by this Agreement, except for the transactions consummated at the Initial Closing, that as of the Closing Date (i) the Registration Statement shall have become effective under the provisions of the Securities Act, all at Purchaser's cost and expense, and (ii) no stop order or other administrative proceeding with respect to the Registration Statement shall have been entered or instituted.

                                   ARTICLE VI
                          INITIAL CLOSING AND CLOSING
                          ---------------------------

     6.1  Initial Closing Date.  The Initial Closing shall take place, at such
          --------------------
place in the City of Newport Beach, as Purchaser shall designate to Seller in a written notice. Purchaser agrees that it shall deliver Notice to Seller of the Initial Closing Date not later than one (1) day prior to the date selected. The consummation of the transactions contemplated by Section 6.2 shall be referred to as the "INITIAL CLOSING" and the date on which the Initial Closing occurs shall be herein referred to as the "INITIAL CLOSING DATE."

     6.2  Initial Closing Deliveries by Seller.  At the Initial Closing, Seller
          ------------------------------------
shall deliver, or cause to be delivered, to Purchaser such documents, instruments or agreements as may be necessary or appropriate in order to consummate the transfer of the Washington Assets to Purchaser.

     6.3  Closing Date.  The Closing shall take place, at such place in the City
          ------------
of Newport Beach as Purchaser shall designate to Seller in a written Notice, not later than two days after the issuance by Purchaser of its shares to the underwriters to be sold pursuant to the Registration Statement. Purchaser agrees that it shall deliver Notice to Seller of the proposed Closing Date not later than five (5) days prior to the date on which Purchaser estimates the issuance of its shares pursuant to the Registration Statement will occur, provided, however, Purchaser shall have the right to adjourn the Closing Date, by written Notice to Seller to that effect, one or more times, if the issuance of such shares has been delayed beyond the date previously specified for the Closing in Purchaser's Notice to Seller. Notwithstanding the foregoing, in no event may Purchaser adjourn the Closing to a date later than February 28, 1994 unless (1) Seller provides its written consent or (2) the failure to close is the result of a breach of a representation, warranty or covenant by Seller, it being understood and agreed that the rights and obligations of the parties hereto after February 28, 1994, shall be governed by Article IX hereof (other than as provided in Articles X and XI hereof). The consummation of the transactions contemplated hereby shall be referred to herein as the "CLOSING" and the date on which the Closing occurs shall be herein referred to as the "CLOSING DATE."

     6.4  Closing Deliveries of Seller.  At the Closing, and simultaneously with
          ----------------------------
the payment by Purchaser of the Purchase Price (including the Purchase Price for the Washington Assets) plus any other sums which Purchaser has agreed herein to pay to Seller at the Closing) and simultaneously with Purchaser's delivery of all of the Closing documents required to be delivered by Purchaser hereunder, Seller shall deliver, or cause to be delivered to Purchaser such documents, instruments or agreements as may be necessary or appropriate in order to consummate the transactions contemplated by this Agreement and the Property Transfer Agreement to the extent not previously transferred at the Initial Closing.

     6.5  Closing Deliveries of Purchaser.  At the Closing, and simultaneously
          -------------------------------
with the delivery by Seller of the Closing documents required to be delivered by Seller hereunder (plus any sums which Seller has agreed herein to pay to Purchaser at the Closing), Purchaser shall deliver or cause to be delivered to
Seller:

          (a) A certificate or certificates, registered in the name of Seller representing the Shares. The certificate(s) shall bear, in addition to legends required under Purchaser's Articles of Incorporation, the following stamped, typed or printed legend thereon:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the laws of any state or other jurisdiction, and may not be sold or transferred in the absence of an effective registration statement under such laws or an opinion of counsel satisfactory to the issuer of these securities to the effect that such registration is not required."

          "The securities represented by this certificate are subject to certain further restrictions on transferability, including a right of first offer, as described in that certain Purchase and Sale Agreement dated as of November 15, 1993."

          (b)  The Registration Rights Agreement;

          (c)  The Management Agreement;

          (d) A check (or other method of payment acceptable to Seller) representing Purchaser Expenses advanced and incurred by Seller and known at the date of determination, the amount of which is set forth in a notice to Purchaser from Seller delivered at least two business days prior to the Closing Date; and

          (e) Such other documents, instruments or agreements as may be necessary or appropriate to consummate the transactions contemplated by this Agreement and the Property Transfer Agreement.

     6.6  Further Assurances.  Seller and Purchaser each agree, at any time and
          ------------------
from time to time after the Closing, to execute, acknowledge where appropriate and deliver such further instruments and documents, and to take such other action as the other of them may reasonably request, in order to carry out the intent and purpose of this Agreement and the Property Transfer Agreement. Without limiting the foregoing, Purchaser agrees to deliver to Seller, within 30 days of the Closing Date, rent rolls identifying all leases, rental agreements and tenancies affecting any Real Property setting forth the information described in Section 3.1(j) as of the Closing Date. Purchaser and Seller further agree that, to the extent that Purchaser Expenses have not been determined two business days prior to the Closing Date, Purchaser shall promptly pay such Purchaser Expenses once they have been determined and Seller has delivered to Purchaser written notice thereof. The provisions of this Section 6.6 shall survive the Closing.

                                  ARTICLE VII
                                   THE SHARES
                                   ----------

     7.1  Restrictions on Transfer of Shares.  Seller agrees that any Shares
          ----------------------------------
acquired by it hereunder shall not be transferred, assigned, sold, encumbered or otherwise disposed of, without the consent of Purchaser, until the first anniversary after the Closing Date. Thereafter, Seller may transfer its Shares acquired hereunder at any time (i) in a registered offering effected pursuant to the Registration Rights Agreement, (ii) to the extent then available, pursuant to Rule 144 under the Securities Act, and (iii) in a private sale effected with the consent of Purchaser, which consent shall not be unreasonably withheld. Nothing in this Agreement shall be deemed to constitute a restriction on the transferability of any other shares of common stock or other securities of Purchaser which Seller may acquire from time to time.

     7.2  Right of First Offer.  In the event that Seller desires to transfer,
          --------------------
including any proposed transfer pursuant to the exercise of registration rights of Seller with respect to the Shares, all or a portion of the Shares in accordance with the limitations described in Section 7.1, Seller shall notify Purchaser of such proposed transfer, the number of Shares proposed to be transferred, the proposed method of transfer, the price or method of determining the price of the Shares being transferred and the method of payment of the purchase price (the

"Transfer Notice"). Purchaser shall have 14 days after receipt of the Transfer Notice to elect to purchase all, but not less than all, of the Shares specified in the Transfer Notice on the terms and conditions specified therein. If Purchaser elects to acquire the Shares specified in the Transfer Notice, Purchaser shall notify Seller of such election (the "Acceptance Notice") setting a date for the consummation of the purchase not later than 14 days after the date of the Acceptance Notice. At such closing, which shall be held at the principal executive offices of Purchaser, Seller shall deliver to Purchaser duly executed transfer documents transferring the Shares specified in the Transfer Notice to Purchaser and Purchaser shall deliver a check in payment of the purchase price for the Shares being acquired. If Purchaser (i) fails to deliver the purchase price after delivery of an Acceptance Notice; (ii) elects not to acquire the Shares specified in the Transfer Notice, or (iii) otherwise fails to respond within 14 days after the date of receipt of the Transfer Notice, Seller shall be entitled to transfer the Shares specified in the Transfer Notice in accordance with the terms specified therein for a 90-day period after expiration of the 14-day period. The rights of Purchaser provided in this Section 7.2 shall not apply to the transfer of all or a portion of Shares by way of dividend to the stockholders of Seller.

                                  ARTICLE VIII
                            ARBITRATION OF DISPUTES
                            -----------------------

     8.1  Arbitration.  Notwithstanding anything to the contrary contained in
          -----------
this Agreement, all claims, disputes and controversies between the parties hereto (or their respective permitted assignees) arising out of or in connection with this Agreement or the transactions contemplated hereby, relating to the validity, construction, performance, breach, enforcement or termination hereof, or otherwise, shall be resolved by binding arbitration at Los Angeles County or Orange County, California, in accordance with this Article VIII and, to the extent not inconsistent herewith, the Expedited Procedures and Commercial Arbitration Rules of the American Arbitration Association.

     8.2  Procedures.  Any arbitration called for by this Article VIII shall be
          ----------
conducted in accordance with the following procedures:

          (a) Either party (or any permitted assignee of any party) (the "REQUESTING PARTY") may demand arbitration pursuant to Section 8.1 hereof at any time by giving written notice of such demand (the "DEMAND NOTICE") to the other party (or, as applicable, to the permitted assignee of such other party) (collectively, the "RESPONDING PARTY"), which Demand Notice shall describe in reasonable detail the nature of the claim, dispute or controversy.

          (b) Within fifteen (15) days after the giving of a Demand Notice, each of the Requesting Party and the Responding Party shall select and designate in writing to the other party one reputable, disinterested individual (a "QUALIFIED INDIVIDUAL") willing to act as an arbitrator of the claim, dispute or controversy in question. Each of the Requesting Party and the Responding Party shall use their best efforts to select a present or former partner of a disinterested "Big 6" accounting firm having no affiliation or employment relationship with any of the parties as their respective Qualified Individual to act as arbitrator. Within fifteen (15) days after the foregoing selections have been made, the arbitrators so selected shall jointly select a present or former partner of a disinterested "Big 6" accounting firm having no affiliation or employment relationship with any of the parties as the third Qualified Individual willing to act as an arbitrator of the claim, dispute or controversy in question. In the event that the two arbitrators initially selected are unable to agree on a third arbitrator within the second fifteen (15) day period referred to above, then, on the application of either party, the American Arbitration Association shall promptly select and appoint a present or former partner of a disinterested "Big 6" accounting firm having no affiliation or employment relationship with any of the parties as the Qualified Individual to act as the third arbitrator. The three arbitrators selected pursuant to this subsection (b) shall constitute the arbitration panel for the arbitration in question.

          (c) The presentations of the parties hereto in the arbitration proceeding shall be commenced and completed within sixty (60) days after the selection of the arbitration panel pursuant to subsection (b) above, and the arbitration panel shall render its decision in writing within thirty (30) days after the completion of such presentations. Any decision concurred in by any two (2) of the arbitrators shall constitute the decision of the arbitration panel, and unanimity shall not be required.

          (d) The arbitration panel shall have the discretion to include in its decision a direction that all or part of the attorneys' fees and costs of the successful party, and/or the costs of such arbitration, be paid by the other party. On the application of a party before or after the initial decision of the arbitration panel, and proof of its attorneys' fees and costs, the arbitration panel shall order the other party to make any payments directed pursuant to the preceding sentence.

     8.3  Binding Character.  Any decision rendered by the arbitration panel
          -----------------
pursuant to this Article VIII, including the determination of any amount of damages suffered by either party hereto by reason of the acts or omissions of the other party, shall be final and binding on the parties hereto, except that the arbitration panel shall not be authorized to award punitive damages by reason of any such acts or omissions. Judgment on any decision rendered by the arbitration panel pursuant to this Article VIII may be entered by any state or federal court of competent jurisdiction.

     8.4  Exclusivity.  Arbitration shall be the exclusive method available for
          -----------
resolution of claims, disputes and controversies described in Section 8.1 hereof, and the parties stipulate that the provisions hereof shall be a complete defense to any suit, action, or proceeding in any court or before any administrative or arbitration tribunal with respect to any such claim, controversy or dispute. The provisions of this Article VIII shall survive the Closing Date.

     8.5. No Alteration of Agreement.  Nothing contained herein shall be deemed
          --------------------------
to give the arbitrators any authority, power or right to alter, change, amend, modify, add to, or subtract from any of the provisions of this Agreement.

                                   ARTICLE IX
                                  TERMINATION
                                  -----------

     This Agreement (including Articles X and XI) may be terminated by either Purchaser or Seller if the Closing shall not have occurred on or before February 28, 1994 unless Seller shall have consented in writing to a Closing Date occurring after February 28, 1994, as provided in Section 6.3; provided, however, that if failure to close is the result of a breach of a representation, warranty or covenant by either party hereto, such party shall not be permitted to exercise any right of termination. Any termination of this Agreement shall be effective five (5) days after delivery of Notice of such termination by the terminating party to the other party, unless the right of termination is disputed by the other party and such dispute is properly submitted to arbitration pursuant to Article VIII hereof within such five (5) days, in which event the effective date of termination shall be delayed pending the results of such arbitration. Any exercise of a right of termination shall not prejudice or constitute a waiver or election of remedies with respect to any other right or remedy which may be available to such terminating party under the terms and conditions hereof or under applicable law.

                                   ARTICLE X
                            BALDWIN INDUSTRIAL PARK
                            -----------------------

     10.1   Transfer of Buyout Right.  On the Closing Date, Seller shall
            ------------------------
transfer and assign to Purchaser the rights (the "PURCHASE RIGHT") of Seller set forth in Section 9 of the Agreement of Limited Partnership of Baldwin Industrial Properties, Ltd. (the "PARTNERSHIP AGREEMENT") of Baldwin Industrial Properties, Ltd., a California limited partnership (the "PARTNERSHIP"), which entitle Seller to purchase at the price and subject to the terms set forth in the Partnership Agreement, (i) the limited partner interests of the Partnership owned by Wm. P. Willman & Associates, a California general partnership ("WILLMAN"), which together with the limited partner interests in the Partnership owned by Seller constitute 100% of the limited partner interests of the Partnership (the "LIMITED PARTNER INTERESTS"), and (ii) 100% of the general partner interests of the Partnership (the "GENERAL PARTNER INTERESTS"), all of which are owned by W.T. Grant and Baldwin Associates, Ltd., a California limited partnership (collectively, the "GENERAL PARTNERS"). If Purchaser has not exercised the Purchase Right by September 30, 1994, it shall convey, transfer and assign the Purchase Right to Seller.

     10.2   Purchase of Baldwin Industrial Park.   (a) Subject to the terms
            -----------------------------------
and conditions set forth in Section 10.5 hereof,

Purchaser shall purchase for the Baldwin Price all but not less than all of the Limited Partner Interests owned by Seller. Upon closing of such purchase, Seller shall transfer to Purchaser, or to a designee of Purchaser, title to the Limited Partner Interests owned by Seller. The date of the closing of such purchase is herein referred to as the "BALDWIN CLOSING DATE." In addition to the rights of the parties to terminate this Agreement set forth in Article IX, if the Baldwin Closing Date shall not have occurred on or before November 30, 1994, this Article X may be terminated by either Purchaser or Seller, unless Seller shall have consented in writing to the Baldwin Closing Date occurring after November 30, 1994; provided, however, that if failure to close is the result of a material breach of a representation, warranty or covenant by either party hereto, such party shall not be permitted to exercise any right of termination. Any such termination shall be effective as specified in Article IX.

          (b) The Nonrental Asset Purchase Price shall be paid to Seller on the Baldwin Closing Date in the manner specified in Section 10.6.

          (c) On or prior to March 31, 1994, to secure the obligations of Purchaser under this Article X, Purchaser shall provide Seller with two letters of credit (the "LETTERS OF CREDIT") issued by Union Bank or a commercial bank reasonably satisfactory to Seller, which shall expire no sooner than November 30, 1994, in amounts equal to (i) the Nonrental Asset Purchase Price and (ii) $1,300,000, both of which may be drawn by Seller if Seller or Purchaser exercises its right to terminate this Agreement as specified in Section 10.2(a); provided that the Letter of Credit described in clause (ii) may be drawn only if all the conditions set forth in Section 10.5(b) have been satisfied or, if they have not been satisfied, the failure to satisfy any such condition was due to a material breach of a representation, warranty or covenant of Purchaser. Upon payment of the Baldwin Price and the Nonrental Asset Purchase Price by Purchaser to Seller on the Baldwin Closing Date, the Letters of Credit shall be delivered to Purchaser. If the Letter of Credit described in clause (ii) if not drawn within five business days of a drawing on the other Letter of Credit, it shall be returned promptly by Seller to Purchaser.

          (d) IN THE EVENT THAT PURCHASER SHALL FAIL TO PURCHASE THE LIMITED PARTNER INTERESTS OWNED BY SELLER AS CONTEMPLATED HEREIN, PURCHASER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER. THEREFORE, THE PARTIES AGREE THAT THE PROVISION OF THE LETTERS OF CREDIT BY PURCHASER AND THE DRAWINGS THEREON UNDER THE CIRCUMSTANCES SET FORTH IN SECTION 10.2(c) SHALL BE FULL AND COMPLETE LIQUIDATED DAMAGES TO SELLER FOR SUCH FAILURE AND FOR ANY AND ALL DEFAULTS ON THE PART OF PURCHASER UNDER THIS ARTICLE X.

     10.3   Covenants of Seller.  Seller hereby covenants and agrees for the
            -------------------
benefit of Purchaser that:

          (a) prior to the Baldwin Closing Date Seller shall not amend the Partnership Agreement without the prior written consent of Purchaser;

          (b) Seller, upon written instruction from Purchaser, shall (i) request that the Partnership assign to it the right to exercise the option to purchase the Real Property that is subject to the Lease (as such terms are defined in the Partnership Agreement; such Real Property is hereinafter referred to as the "WILLMAN PROPERTY"), (ii), if requested by Purchaser in writing, exercise such option as contemplated by Section 9.03 of the Partnership Agreement, and (iii), concurrently with the payment of the purchase price therefor by Purchaser to or at the direction of the owner of the Willman Property, transfer to Purchaser all Seller's interest in, and cooperate with Purchaser to enable it to obtain good and marketable title to, the Willman Property. The parties acknowledge that the acquisition of the Willman Property may, but need not, occur on the Baldwin Closing Date.

     10.4   Covenants of Purchaser.  Purchaser hereby covenants and agrees for
            ----------------------
the benefit of Seller that:

           (a) on the Closing Date or as soon thereafter as practicable, subject to the provisions of the Partnership Agreement, Purchaser shall exercise the Purchase Right, which will allow it to acquire the General Partner Interests and the Limited Partner Interests not owned by Seller for the consideration determined pursuant to Section 9 of the Partnership Agreement (the "BUYOUT PRICE"), which contemplates an appraisal process, and if the parties cannot agree on a price following such appraisal process, an arbitration proceeding;

          (b) if Purchaser directs Seller to exercise the option with respect to the Willman Property, as contemplated in Section 10.3(b), Purchaser shall pay the purchase price for the Willman Property to or at the direction of the owner of the Willman Property at the time such purchase is consummated.

     10.5   Conditions to Purchase.
            ----------------------

          (a) The obligation of Seller to transfer the Limited Partner Interests owned by Seller to Purchaser is subject to satisfaction of the condition that Purchaser shall have acquired 100% of the General Partner Interests and Limited Partner Interests not owned by Seller.

          (b) The obligations of Purchaser to purchase the Limited Partner Interests owned by Seller are subject to satisfaction of the following conditions:
               (1) Purchaser shall have acquired 100% of the General Partner Interests and Limited Partner Interests not owned by Seller.

               (2) There shall not have been any material adverse change in the business, operations, assets or liabilities of the Partnership from the business, operations, assets or liabilities on the date hereof.

               (3) Seller shall have delivered to Purchaser customary closing and transfer documents approved by Purchaser relating to the Partnership, including a policy of title insurance with respect to the real property owned by the Partnership and, if Purchaser has directed the Seller to exercise the option to acquire the Willman Property pursuant to Section 10.3(b), the Willman Property. For purposes of this Section 10.5, the term "title policy" shall mean an ALTA extended coverage owner's policy of title insurance (Form B, 1970) dated the Baldwin Closing Date with liability in the amount of all amounts paid by Purchaser as specified in Section 10.6 insuring Purchaser as owner of good, marketable and indefeasible fee title to the real property covered by such policy and the improvements thereon, subject only to those matters constituting exceptions to and/or encumbrances against such property as approved by Purchaser.

               (4) Seller shall have delivered a certificate of its President or its Chief Financial Officer dated the Baldwin Closing Date stating that, as of such date, (i) Seller has complied with its covenants set forth in Section 10.3 in all material respects and (ii) the representations and warranties of Seller set forth in Section 10.7 are true and correct in all material respects.

               (5) Purchaser shall have completed a review of environmental matters relating to the real property owned by the Partnership and the Willman Property, the results of such review, and any remediation actions, to be acceptable in all respects to Purchaser.

     10.6   Baldwin Price.  (a) The BALDWIN PRICE (the purchase price for the
            -------------
Limited Partner Interests owned by Seller) shall be calculated based on the Buyout Price which has been adjusted for Partnership debt and other liabilities, capital contributions and preferential allocations as described in the Partnership Agreement. The Baldwin Price shall be equal to the sum of the portion of the Buyout Price described in Section 9.01(e)(i)(C) of the Partnership Agreement and an amount equal to Net Invested Capital (as that term is defined in the Partnership Agreement) of Seller; provided, that in no event shall the Baldwin Price be less than $8,900,000.00.

          (b) The Baldwin Price and the Nonrental Asset Purchase Price shall be payable by Purchaser by the issuance to Seller of a number of shares of Common Stock of Purchaser determined by dividing the sum of the Baldwin Price and the Nonrental Asset Purchase Price by the Current Per Share Market Price determined on a date that is two business days prior to the Baldwin Closing Date. Certificates representing any such shares delivered to Seller shall bear the legends required by Section 6.5(a) and be subject to the restrictions set forth in Article VII. In addition to the payment of the amounts specified above, Purchaser shall assume any indebtedness of the Partnership, shall pay any amounts necessary in connection with the acquisition of the General Partner Interests and the Limited Partner Interests other than those of Seller, and shall pay in cash the amounts, if any, required by Section 10.4(b) in connection with the purchase of the Willman Property.

          (c) If the Baldwin Closing Date does not occur, the Nonrental Asset Purchase Price shall be paid to Seller by a drawing on the Letter of Credit described in clause (i) of Section 10.2(c).

     10.7   Representations and Warranties Regarding Baldwin.
            ------------------------------------------------
               (a) Seller hereby makes the representations and warranties set forth in Section 3.1 hereof (other than subsections (a) - (d) and (r) thereof) with respect to the Partnership, provided that, for purposes of
                                               --------
     this Section 10.7(a), (i) each reference therein to Real Properties or Personal Property Assets shall be deemed to mean the Partnership real property and related personal property assets and (ii) the references to Seller in Section 3.1(e), the first sentence of Section 3.1(f), in clauses
     (A) (with respect to execution and delivery of leases), (B) (with respect to validity and binding nature of leases), (D) and (G) (with respect to performance of obligations under leases) of Section 3.1(j), Section 3.1(l) (other than with respect to receipt of notice of default), Section 3.1(m) (with respect to matters other than Seller's knowledge) and Section 3.1(q) shall be deemed to mean the Partnership.

               (b) The representations and warranties of Seller set forth in subsections (a) - (d) of Section 3.1 hereof and Section 10.7(a) hereof shall be deemed to be made and reaffirmed as of the closing of the transactions contemplated by Section 10.2, as evidenced by the certificate required by
     Section 10.5(c)(4), and such representations and warranties shall be subject to all of the rights, terms, obligations and limitations set forth in Article III, except that references to the "Closing Date" shall be deemed to be the Baldwin Closing Date.

               (c) For purposes of the representations and warranties made pursuant to this Section 10.7, "Seller's knowledge" means the actual knowledge of (i) Glenn L. Carpenter, Donald G. Herrman and Robert A. Dewey as of the date hereof and (ii) the Chief Executive Officer and Chief Financial Officer of Seller as of the Baldwin Closing Date.

     10.8  Closing of Baldwin Purchase. Purchaser shall notify Seller at least
           ---------------------------
15 days prior to the closing of the purchase of the General Partner Interests from the General Partners and the Limited Partner Interests not owned by Seller from Willman and the purchase of the Real Property, and shall set forth the day of the Baldwin Closing Date in the notice which shall be the closing date for the purchase of the General Partner Interests and Limited Partner Interests not owned by Seller and the purchase of the Real Property or another date not later than 20 days after such closing.

                                   ARTICLE XI
                            OPTION TO PURCHASE LAND
                            -----------------------

     11.1 Land Purchase Option.  Seller hereby grants to Purchaser an option
          --------------------
(the "LAND OPTION") to purchase all of

Seller's partnership interest in French Valley Ventures (the "LAND PARTNERSHIP") which is governed by that certain Partnership Agreement of French Valley
Ventures, dated November 1989, between Seller and William J. Rousey, Jr.   The
Land Partnership currently owns a 24-acre parcel of undeveloped land near Temecula, California, which is subject to a mortgage of $857,000 as of June 30, 1993.

     11.2 Option Term.  The Land Option shall become exercisable on March 1,
          -----------
1994 and shall expire on December 31, 1994.
     11.3 Land Option Exercise Price.  The purchase price for the Seller's
          --------------------------
interest in the Land Partnership shall be $1,957,000.00.

     11.4 Exercise of Land Option.  Purchaser may exercise the Land Option by
          -----------------------
delivering written Notice of exercise to Seller setting forth a closing date not more than 60 days after the date of the exercise notice.

     11.5 Land Closing.  At the consummation of the exercise of the Land Option,
          ------------
Seller shall transfer its entire interest in the Land Partnership to Purchaser, and Purchaser shall deliver to Seller a check in the amount of the exercise price. Seller shall also deliver any required consents to the transfer of the partnership interest from Seller to Purchaser.

                                  ARTICLE XII
                               GENERAL PROVISIONS
                               ------------------

     12.1 Notices.  All notices, offers or other communications required or
          -------
permitted to be given pursuant to this Agreement shall be in writing and may be personally served, telecopied or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or three business days after deposit in United States mail, registered or certified, postage prepaid, and properly addressed, by or to the appropriate party. For purposes of this
Section 12.1, the addresses of the parties hereto shall be as set forth below their names on a signature page hereof. The address of either party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

     12.2 Successors.  This Agreement and all the terms and provisions hereof
          ----------
shall be binding upon and shall inure to the benefit of the parties hereto, and their legal representatives, successors and permitted assigns, except as expressly herein otherwise provided.

     12.3 Effect and Interpretation.  This Agreement shall be governed by and
          -------------------------
construed in conformity with the laws of the State of California.

     12.4 Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12.5 Entire Understanding; Etc.  This Agreement constitutes the entire
          --------------------------
agreement and understanding among the parties and supersedes any prior understandings or written or oral agreements among them respecting the subject matter within.

     12.6 Amendments.  Except as otherwise provided herein, this Agreement may
          ----------
not be changed, modified, supplemented or terminated, except by an instrument executed by the party hereto which is or will be affected by the terms of such change, modification, supplement or termination, or executed by the party authorized to act on behalf of the party so affected.

     12.7 Waiver.  No waiver by either party hereto of any failure or refusal by
          ------
the other party hereto to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply. Either party hereto may waive compliance by the other party with respect to any of the other party's agreements or obligations set forth herein.

     12.8 Severability.  If any provision of this Agreement, or the application
          ------------
of such provision to any person or circumstances, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

     12.9 Headings.  The headings, titles and subtitles herein are inserted for
          --------
convenience of reference only and are to be ignored in any construction of the provisions hereof. Any reference in this Agreement to "including" shall be deemed to mean "including without limitation."

     12.10 Exculpation.  No partner, shareholder, officer, director, agent
           -----------
or employee of a party hereto shall have any individual or personal liability hereunder.

     12.11 Attorneys' Fees.  In the event of a dispute arising out of the
           ---------------
interpretation or enforcement of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses, as specified in
Section 8.2 hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the date and year first above written.

PURCHASER:
- ---------

PACIFIC GULF PROPERTIES INC.,
a Maryland corporation



By:    /s/  GLENN L. CARPENTER
    ---------------------------------
Name:  Glenn L. Carpenter
      -------------------------------
Title: President and Chief Executive Officer
       ------------------------------

Address:  363 San Miguel Drive, Suite 100
          Newport Beach, California 92660
          Attention: Chief Executive Officer



SELLER:
- ------

SANTA ANITA REALTY ENTERPRISES, INC.,
  a Delaware corporation



By:     /s/  GLENN L. CARPENTER
    ---------------------------------
Name:  Glenn L. Carpenter
      -------------------------------
Title: President and Chief Executive Officer
       ------------------------------

Address:  285 W. Huntington Drive
          Arcadia, California 91006
          Attention: Chief Executive Officer

                                   EXHIBIT A

                  Real Properties and Personal Property Assets
                  --------------------------------------------



A.   DESCRIPTION OF REAL PROPERTIES


Applewood Property:
- ------------------

That certain real property situated in the County of Orange, State of California, and described as follows:

LOT 1 IN TRACT NO. 14568, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN MAP BOOK 695, PAGES 46 AND 47 OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.


Champions Property:
- ------------------

That certain real property situated in the County of Harris, State of Texas, and described as follows:

Description of 10.6388 acre tract of land (463,425 square feet) in the W.C.R.R. Co. Survey, Section Three (3), Block Four (4), Abstract No. 931 in Harris County, Texas, being a portion of Reserve "F" of the Replat of Blocks 9, 10, and 11, Lots 1 thru 8 of Block 12, and Reserve "F" of Greenwood Forest, Section 2, said replat being recorded in Volume 168, Page 82 of the Map Records of Harris County, Texas, and said 10.6388 acre tract being the same tract of land described in a Substitute Trustee's Deed recorded under Harris County Clerk's File Number(s) L-609713, and being more fully described as follows (with bearings referenced to said replat of Greenwood Forest, Section 2);

BEGINNING at a 1/2 inch iron rod found for the most Southerly corner of said Reserve "F" and the most Westerly corner of Lot 9 in Block 12 of the Map Records of Harris County, Texas, and which bears N 32 deg. 04 min. 24 sec. W, along the Northeasterly right-of-way line of Mighty Oak Drive, 117.50 feet from a 5/8 inch iron rod found marking the intersection of said Northeasterly right-of-way line of Mighty Oak Drive with the Northwesterly right-of-way line of Old Lodge Drive;

THENCE N 32 deg. 04 min. 24 sec. W, along the Northeasterly right-of-way line of Mighty Oak Drive (60 feet wide) 710.00 feet to a 5/8 inch iron rod found for the most Westerly corner of the herein described tract and the most Southerly corner of a called 2.091 acre tract recorded in Volume 8294, Page 455 of the Deed Records of Harris County, Texas;

THENCE N 57 deg. 55 min. 36 sec. E, along the Southeasterly line of said 2.091 acre tract, 459.50 feet to a 3/8 inch iron rod found for an interior corner of the herein described tract and the most Easterly corner of said 2.091 acre tract;

THENCE N 32 deg. 04 min. 24 sec. W, along the Northeasterly line of said 2.091 acre tract, 50.00 feet to a 3/8 inch iron rod found for an interior corner of the herein described tract and the most Southerly corner of a called 0.603 acre tract recorded in Volume 8287, Page 291 of the Deed Records of Harris County, Texas;

THENCE N 57 deg. 55 min. 36 sec. E, along the Southeasterly line of said 0.603 acre tract, 180.50 feet to a point for corner in a power pole in the Southwesterly right-of-way line Greenwood Forest Drive (60 feet wide);

THENCE S 32 deg. 04 min. 24 sec. E, along the Southwesterly right-of-way line of Greenwood Forest Drive, 760.00 feet to a point in a power pole for the most Easterly corner of the herein described tract and being the most Northerly corner of Lot 16 in Block 12 of Greenwood Forest, Section 2;

THENCE S 57 deg. 55 min. 36 sec. W, along the Northwesterly line of Lots 16 thru 9 in Block 12 of said Greenwood Forest, Section 2, 640.00 feet to the POINT OF BEGINNING and containing 10.6388 acres of land. This description is based on a ground survey and plat prepared by Marion C. Clark Registered Professional Land Surveyor and dated September 1, 1988 and last updated September 27, 1993.


Fultons Crossing Property:
- -------------------------

That certain real property situated in the City of Everett, County of Snohomish, State of Washington, and described as follows:

THAT PORTION OF THE EAST HALF OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 24, TOWNSHIP 28 NORTH, RANGE 4 EAST, W.M., MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 24;
THENCE SOUTH 00.23'14" EAST ALONG THE EAST LINE OF SAID SECTION 24 FOR 647.11 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING SOUTH 00.23'14" EAST 648.99 FEET;
THENCE NORTH 89.59'41" WEST, PARALLEL WITH THE SOUTH LINE OF THE EAST HALF
OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 24 FOR
663.46 FEET;
THENCE NORTH 00. 17' 28" WEST 648.98 FEET;
THENCE SOUTH 89.59'41" EAST 662.37 FEET TO THE TRUE POINT OF BEGINNING;

(ALSO KNOWN AS LOT 2 OF SHORT PLAT AS RECORDED UNDER AUDITOR'S FILE NO. 8602270154);

    EXCEPT THE EAST 30 FEET THEREOF CONVEYED TO CITY OF EVERETT BY DEED RECORDED UNDER AUDITOR'S FILE NUMBER 8612300060, BEING A RE-RECORDING OF AUDITOR'S FILE NO. 8612190415.

    ALL SITUATE IN THE COUNTY OF SNOHOMISH, STATE OF WASHINGTON.


    Fultons Landing Property:
    ------------------------

    That certain real property situated in the City of Everett, County of Snohomish, State of Washington, and described as follows:

    THE EAST HALF OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 24, TOWNSHIP 28 NORTH, RANGE 4 EAST, W.M.;

    EXCEPT THE SOUTH 678.97 FEET THEREOF;

    TOGETHER WITH LOT 1 IN BLOCK 14 OF INTERCITY ADDITION, DIVISION NO. 1 ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 11 OF PLATS, PAGE 9, RECORDS OF SNOHOMISH COUNTY, WASHINGTON;

    (ALSO KNOWN AS LOT 1 OF SHORT PLAT RECORDED UNDER AUDITOR'S FILE NUMBER 8602270154);

    EXCEPT THE EAST 30 FEET THEREOF CONVEYED TO CITY OF EVERETT BY DEED RECORDED UNDER AUDITOR'S FILE NUMBER 8612300060, BEING A RE-RECORDING OF AUDITOR'S FILE NO. 8612190415.


    Holly Ridge Property:
    --------------------

    That certain real property situated in the County of King, State of Washington, and described as follows:

    PARCEL A:

    THE NORTH 297 FEET OF THE EAST 420.25 FEET OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON;

    EXCEPT THE NORTH 30 FEET CONVEYED TO KING COUNTY FOR PUBLIC ROAD (NOW SOUTH 152ND STREET) BY DEED RECORDED UNDER RECORDING NUMBER 1201120; AND EXCEPT THE EAST 190 FEET THEREOF.

    PARCEL B:

    BEGINNING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON;
    THENCE SOUTH 357 FEET TO THE TRUE POINT OF BEGINNING;
    THENCE WEST 476.25 FEET;
    THENCE SOUTH 169 FEET;

    THENCE EASTERLY TO A POINT WHICH IS 157 FEET SOUTH OF THE TRUE POINT OF BEGINNING;
    THENCE NORTH 157 FEET TO THE TRUE POINT OF BEGINNING;
    EXCEPT THAT PORTION THEREOF LYING WITHIN THE DES MOINES WAY SOUTH RIGHT OF WAY.

    PARCEL C:

    THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

    BEGINNING AT A POINT 594 FEET SOUTH OF THE NORTHEAST CORNER OF SAID SUBDIVISION;
    THENCE WEST 476 FEET;
    THENCE NORTH 68 FEET;
    THENCE EAST 476 FEET, MORE OR LESS, TO A POINT ON THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 20, WHICH POINT IS SOUTH 514 FEET FROM SAID NORTHEAST CORNER;
    THENCE SOUTH 80 FEET, MORE OR LESS, TO THE POINT OF BEGINNING;
    EXCEPT THE EAST 30 FEET THEREOF LYING WITHIN DES MOINES WAY SOUTH; AND EXCEPT THE WEST 12 FEET OF THE EAST 42 FEET CONVEYED TO KING COUNTY FOR DES MOINES WAY SOUTH BY DEED RECORDED UNDER RECORDING NUMBER 8703110456;

    ALSO BEGINNING AT A POINT 594 FEET SOUTH OF THE NORTHEAST CORNER OF SAID SUBDIVISION;
    THENCE WEST 30 FEET TO THE WEST LINE OF DES MOINES WAY SOUTH AND THE TRUE POINT OF BEGINNING;
    THENCE WEST 495.62 FEET;
    THENCE SOUTH 181.5 FEET;
    THENCE EAST 495.63 FEET, MORE OR LESS, TO THE WEST LINE OF DES MOINES WAY SOUTH;
    THENCE NORTH 181.5 FEET TO THE POINT OF BEGINNING;
    EXCEPT THE SOUTH 171.5 FEET THEREOF; AND
    EXCEPT THE EAST 12 FEET THEREOF CONVEYED TO KING COUNTY FOR DES MOINES WAY SOUTH BY DEED RECORDED UNDER RECORDING NUMBER 8703110456; AND
    EXCEPT THAT PORTION CONVEYED TO KING COUNTY BY DEED RECORDED UNDER RECORDING NUMBER 5025730, DESCRIBED AS FOLLOWS:

    BEGINNING AT THE CENTER OF SAID SECTION 20, AT INTERSECTION OF CENTER LINES OF SOUTH 152ND STREET AND 8TH AVENUE SOUTH;
    THENCE SOUTH 1.03'56" WEST 594 FEET ALONG THE CENTERLINE OF 8TH AVENUE
    SOUTH;
    THENCE NORTH 89.01'46" WEST 496 FEET PARALLEL TO CENTERLINE OF SOUTH 152ND STREET TO THE TRUE POINT OF BEGINNING;
    THENCE SOUTH 1.03'56" WEST 10 FEET;
    THENCE NORTH 89.01'56" WEST 29.62 FEET;
    THENCE NORTH 1.03'56" EAST 10 FEET;
    THENCE SOUTH 89.01'46" EAST 29.62 FEET TO THE TRUE POINT OF BEGINNING.

    PARCEL D:

    BEGINNING AT A POINT 594 FEET SOUTH AND 30 FEET WEST OF THE NORTHEAST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, WHICH POINT IS LOCATED ON THE WEST MARGIN OF DES MOINES WAY SOUTH (8TH AVENUE SOUTH) AS ORIGINALLY ESTABLISHED;
    THENCE WEST 495.62 FEET;
    THENCE SOUTH 181.5 FEET;
    THENCE EAST 495.63 FEET, MORE OR LESS, TO THE WEST MARGIN OF SAID COUNTY
    ROAD;
    THENCE NORTH 181.5 FEET TO THE POINT OF BEGINNING;
    EXCEPT THE NORTH 10 FEET THEREOF; AND
    EXCEPT BEGINNING AT THE CENTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, AT INTERSECTION OF CENTER LINES OF SOUTH 152ND STREET AND DES MOINES WAY SOUTH (8TH AVENUE SOUTH);
    THENCE SOUTH 1.03'56" WEST 604 FEET ALONG THE CENTERLINE OF DES MOINES WAY SOUTH (8TH AVENUE SOUTH);
    THENCE NORTH 89.01'46" WEST 496 FEET PARALLEL TO THE CENTERLINE OF SOUTH 152ND STREET TO THE TRUE POINT OF BEGINNING OF THIS EXCEPTION;
    THENCE SOUTH 1.03'56" WEST 171.5 FEET;
    THENCE NORTH 89.01'46" WEST 29.65 FEET;
    THENCE NORTH 1.03'56" EAST 171.5 FEET;
    THENCE SOUTH 89.01'46" EAST 29.62 FEET TO THE TRUE POINT OF BEGINNING OF THIS EXCEPTION; AND
    EXCEPT THE EAST 12 FEET THEREOF CONVEYED TO KING COUNTY FOR DES MOINES WAY SOUTH RECORDED UNDER RECORDING NUMBER 8703110455.


    Logans Mill Property:
    --------------------

    That certain real property situated in the County of Travis, State of Texas, and described as follows:

    Lot 6, Block C, Comal Bluff Section One, an addition in Travis County, Texas, according to the map or plat thereof recorded in Book 84, Page 16B-17A, of the Plat Records of Travis County, Texas.


    Lora Lakes Property:
    -------------------

    That certain real property situated in the County of King, State of Washington, and described as follows:

    THAT PART OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

    BEGINNING AT THE INTERSECTION OF THE NORTHWESTERLY LINE OF DES MOINES WAY SOUTH (BEING 30.00 FEET NORTHWESTERLY OF WHEN MEASURED

    AT RIGHT ANGLES TO THE CENTERLINE THEREOF) AND THE NORTH LINE OF THE SOUTH
    440.00 FEET OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER;
    THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE TO A POINT OPPOSITE HIGHWAY ENGINEER'S STATION (HEREINAFTER REFERRED TO AS HES) 240+75 ON THE DES MOINES WAY LINE SURVEY OF SR 518, RIVERTON HEIGHTS (SR 509 TO SR 5), AND
    30.00 FEET NORTHWESTERLY THEREFROM;
    THENCE NORTHEASTERLY TO A POINT OPPOSITE HES 242+25 ON SAID DES MOINES WAY LINE SURVEY AND 50 FEET NORTHWESTERLY THEREFROM;
    THENCE NORTHEASTERLY PARALLEL WITH SAID DES MOINES WAY LINE SURVEY TO A POINT ON A LINE DRAWN PARALLEL WITH AND 125 FEET SOUTHERLY, WHEN MEASURED AT RIGHT ANGLES, FROM THE SR 518 LINE SURVEY OF SAID HIGHWAY;
    THENCE SOUTHWESTERLY ALONG SAID PARALLEL LINE TO A POINT OPPOSITE HES 44+50 THEREON;
    THENCE NORTHWESTERLY TO A POINT OPPOSITE HES 43+50 ON SAID SR 518 LINE SURVEY AND 100 FEET SOUTHEASTERLY THEREFROM;
    THENCE SOUTHWESTERLY PARALLEL WITH SAID SR 518 LINE SURVEY TO A POINT OPPOSITE HES 40+50 THEREON;
    THENCE SOUTHWESTERLY TO A POINT OPPOSITE HES 39+00 ON SAID SR 518 LINE SURVEY AND 125 FEET SOUTHEASTERLY THEREFROM;
    THENCE SOUTHWESTERLY PARALLEL WITH SAID SR 518 LINE SURVEY TO A POINT ON THE EAST LINE OF 8TH AVENUE SOUTH;
    THENCE SOUTHERLY ALONG SAID EAST LINE TO THE NORTH LINE OF THE SOUTHWEST QUARTER OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER;
    THENCE EASTERLY ALONG SAID NORTH LINE TO THE EAST LINE OF THE WEST QUARTER OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER;
    THENCE SOUTHERLY ALONG SAID EAST LINE TO THE NORTH LINE OF THE SOUTH 521.5 FEET OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER;
    THENCE EASTERLY ALONG SAID NORTH LINE A DISTANCE OF 5.99 FEET TO THE EAST LINE OF THE WEST 330.00 FEET OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER;
    THENCE SOUTHERLY ALONG SAID EAST LINE OF THE WEST 330.00 FEET OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER TO AN INTERSECTION WITH THE NORTH LINE OF THE SOUTH 440.00 FEET OF SAID SUBDIVISION;
    THENCE EASTERLY ALONG SAID NORTH LINE TO THE POINT OF BEGINNING.


    Parkwest Property:
    -----------------

    That certain real property situated in the County of Bexar, State of Texas, and described as follows:

    Lot 18, Block 6, New City Block 16249, Parliament Square Subdivision, an addition to the City of San Antonio, Bexar County, Texas according to the map or plat thereof, recorded in, Volume 8700, Page 3-4, Deed and Plat Records of Bexar County, Texas.

    San Miguel Property:
    -------------------

    That certain real property situated in the City of Newport Beach, County of Orange, State of California, and described as follows:

    PARCEL A:

    PARCEL 2, IN THE CITY OF NEWPORT BEACH, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 25, PAGE 1 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

    EXCEPTING THEREFROM ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM, ANY OTHER MATERIAL RESOURCES AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE CONVEYED HEREBY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES; WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED IN THE DEED BY THE IRVINE COMPANY RECORDED FEBRUARY 26, 1992 AS INSTRUMENT NO. 92-112906, OF OFFICIAL RECORDS.

    ALSO EXCEPTING THEREFROM ANY AND ALL WATER, RIGHTS OR INTERESTS THEREIN, NO MATTER HOW ACQUIRED BY GRANTOR, AND OWNED OR USED BY GRANTOR IN CONNECTION WITH OR WITH RESPECT TO THE LAND, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM THE LAND OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER, RIGHTS OR INTERESTS ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, LITTORAL, PERCOLATING, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL; BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF THE LAND IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED BY THE IRVINE COMPANY, RECORDED FEBRUARY 26, 1992 AS INSTRUMENT NO. 92-112906, OF OFFICIAL RECORDS.

    PARCEL B:

    NONEXCLUSIVE EASEMENTS AS SET FORTH IN THAT CERTAIN INSTRUMENT ENTITLED "DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS" RECORDED NOVEMBER 14, 1991 AS DOCUMENT NO. 91-621555, IN THE OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

    Seattle Property:
    ----------------

    That certain real property situated in the County of King, State of Washington, and described as follows:

    PARCEL A:

    THE SOUTH 220.0 FEET OF THE NORTH 660.0 FEET, AS MEASURED ALONG THE WEST LINE, OF THE WEST 396.0 FEET OF THE EAST 426.0 FEET, AS MEASURED ALONG THE NORTH LINE, OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON.

    PARCEL B:

    LOTS 2, 3 AND 4, KING COUNTY, SHORT PLAT NUMBER 1276045, RECORDED UNDER RECORDING NUMBER 7703290859, IN KING COUNTY, WASHINGTON, BEING A PORTION OF:

    THAT PORTION OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

    BEGINNING AT A POINT ON THE WESTERLY MARGIN OF 16TH AVENUE SOUTH (MILLER
    ROAD) 30 FEET WEST AND 660 FEET SOUTH (AS MEASURED ALONG THE WESTERLY MARGIN OF 16TH AVENUE SOUTH) OF THE NORTHEAST CORNER OF SAID SUBDIVISION;
    THENCE SOUTH ALONG THE WESTERLY MARGIN OF 16TH AVENUE SOUTH A DISTANCE OF 330 FEET;
    THENCE WEST PARALLEL WITH THE NORTH LINE OF SAID SUBDIVISION A DISTANCE OF 460 FEET;
    THENCE NORTH PARALLEL WITH THE EAST LINE OF SAID SUBDIVISION A DISTANCE OF 175 FEET;
    THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID SUBDIVISION A DISTANCE OF 64 FEET;
    THENCE NORTH PARALLEL WITH THE EAST LINE OF SAID SUBDIVISION A DISTANCE OF 155 FEET;
    THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID SUBDIVISION A DISTANCE OF 396 FEET TO THE POINT OF BEGINNING.

    TOGETHER WITH AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES OVER THE NORTH 15 FEET OF LOT 1 OF SAID SHORT PLAT, AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9007260541, IN KING COUNTY, WASHINGTON.

    PARCEL C:

    TRACT 12, MOORE'S FIVE ACRE TRACTS, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 9 OF PLATS, PAGE(S) 28, IN KING COUNTY, WASHINGTON;
    EXCEPT THE WEST 75 FEET THEREOF; AND
    EXCEPT PORTION THEREOF CONDEMNED IN KING COUNTY SUPERIOR COURT CAUSE NO. 174527 FOR STREET PURPOSES; AND
    EXCEPT THE SOUTH 200 FEET THEREOF.

    PARCEL D:

    THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF
    SECTION 4, TOWNSHIP 22 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON;

    EXCEPT THE NORTH 30 FEET THEREOF CONVEYED TO KING COUNTY FOR ROAD BY DEED RECORDED UNDER RECORDING NUMBER 4838302; AND

    EXCEPT THAT PORTION APPROPRIATED FOR A PUBLIC PARK BY DECREE ENTERED FEBRUARY 16, 1972, IN KING COUNTY SUPERIOR COURT CAUSE NO. 740450;

    TOGETHER WITH EASEMENT FOR INGRESS AND EGRESS AS GRANTED UNDER INSTRUMENT RECORDED UNDER RECORDING NUMBER 8609160568, IN KING COUNTY, WASHINGTON.


    Thousand Oaks Property:
    ----------------------

    That certain real property situated in the County of Bexar, State of Texas, and described as follows:

    Lot 3, Block 1, New City Block 16158, Thousand Oaks, Unit 1, an addition to the City of San Antonio, Bexar County, Texas according to the map or plat thereof, recorded in, Volume 9400, Page 167, Deed and Plat Records of Bexar County, Texas.


    Waterhouse Property:
    -------------------

    That certain real property situated in the City of Beaverton, County of Washington, State of Oregon, and described as follows:

    PARCEL I:

    Lots 188, 189 and 215, WATERHOUSE No. 4, in the City of Beaverton, Washington County, Oregon, EXCEPTING from Lot 188 all minerals, coal, carbons, hydrocarbons, oil, gas, chemical elements and compounds whether in solid, liquid or gaseous forms and all steam and other forms of thermal energy, as reserved by the Corporations of the Presiding Bishop of the Church of Jesus Christ of Latter-Day Saints by deed recorded December 14, 1984, as Recorder's Fee No. 84048347, Washington County Deed Records.

    PARCEL II:

    Non-exclusive easements for pedestrian and vehicular access and for construction and maintenance of a wall over Tracts S and T of Waterhouse No. 4, as set forth in instrument recorded January 6, 1992, Recorder's Fee No. 92000652, Washington County Deed Records.

    B.  DESCRIPTION OF PERSONAL PROPERTY ASSETS

    All assets listed on Appendix A.

    C.  DESCRIPTION OF WASHINGTON ASSETS

    The Real Properties identified in Paragraph A of this Exhibit A as the Fultons Crossing Property, Fultons Landing Property, Holly Ridge Property, Lora Lakes Property and Seattle Property (collectively, the "Washington Real Properties"), together with the Personal Property Assets described in Paragraph B of this Exhibit A which are located on or used in connection with the Washington Real Properties.



    D.  DESCRIPTION OF NONRENTAL ASSETS

    1.  San Miguel Property:
        -------------------

    That certain real property situated in the City of Newport Beach, County of Orange, State of California, and described as follows:

    PARCEL A:

    PARCEL 2, IN THE CITY OF NEWPORT BEACH, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 25, PAGE 1 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

    EXCEPTING THEREFROM ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM, ANY OTHER MATERIAL RESOURCES AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE CONVEYED HEREBY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES; WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED IN THE DEED BY THE IRVINE COMPANY RECORDED FEBRUARY 26, 1992 AS INSTRUMENT NO. 92-112906, OF OFFICIAL RECORDS.

    ALSO EXCEPTING THEREFROM ANY AND ALL WATER, RIGHTS OR INTERESTS THEREIN, NO MATTER HOW ACQUIRED BY GRANTOR, AND OWNED OR USED BY GRANTOR IN CONNECTION WITH OR WITH RESPECT TO THE LAND, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM THE LAND OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER, RIGHTS OR INTERESTS ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, LITTORAL, PERCOLATING, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL; BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF THE LAND IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED BY THE IRVINE COMPANY, RECORDED FEBRUARY 26, 1992 AS INSTRUMENT NO. 92-112906, OF OFFICIAL RECORDS.

    PARCEL B:

    NONEXCLUSIVE EASEMENTS AS SET FORTH IN THAT CERTAIN INSTRUMENT ENTITLED "DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS" RECORDED NOVEMBER 14, 1991 AS DOCUMENT NO. 91-621555, IN THE OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

    2. All assets listed on Appendix B.

    3. All assets, other than those listed elsewhere on this Exhibit A, appearing on the asset side of Realty's balance sheet as of the Closing Date that relate to the properties described on this Exhibit A, including, without limitation, prepaid expenses such as insurance and property taxes and amounts in deposit accounts; the Employee Benefit Assets; and the life insurance policy described in Section 2.5(e) of the Purchase and Sale Agreement.

                                   Appendix A

                                       to

                                   Exhibit A



                   (Description of Personal Property Assets)


                                   (omitted)

                                   Appendix B

                                       to

                                   Exhibit A



                    (Description of Personal Property Assets
                           at corporate headquarters)


                                   (omitted)

                                   EXHIBIT B

                                 Purchase Price
                                 --------------



    A. Cash Portion of the Purchase Price: $44,425,000.



    B. Common Stock Portion of the Purchase Price: 149,900 shares.



    C. Indebtedness Being Assumed/Paid Off: $44,292,077.

       See Appendix A for detail.


    D. Other Liabilities Being Assumed:

          With respect to all employees of Seller who will become employees of Buyer on the Closing Date, all accrued and unpaid compensation as of the Closing Date (including accrued sick pay, vacation pay and accrued wages and salaries) and all compensation accruing on and after the Closing Date; liabilities appearing on the liability side of Realty's balance sheet as of the Closing Date, other than the indebtedness being assumed and paid off as described in paragraph C. above, that relate to the properties described on Exhibit A, including liabilities associated with security deposits given in connection with leases thereon; liabilities being assumed pursuant to
    Section 2.5 of the Agreement; and the loan, and any premium liability, associated with the insurance policy being acquired pursuant to Section 2.5(e) of the Agreement.



    E. Allocation of Purchase Price Among Assets.

       See Appendix A.

                                   Appendix A

                                       to

                                   Exhibit B



                        (Detail of Indebtedness Assumed)
                  (Allocation of Purchase Price Among Assets)


                                   (omitted)

                                   EXHIBIT C

                      Form of Property Transfer Agreement
                      -----------------------------------

                          PROPERTY TRANSFER AGREEMENT



              THIS PROPERTY TRANSFER AGREEMENT (this "AGREEMENT") is made and entered into as of the 15th day of November, 1993 by and between SANTA ANITA REALTY ENTERPRISES, INC., a Delaware corporation ("TRANSFEROR"), and PACIFIC GULF PROPERTIES INC., a Maryland corporation ("TRANSFEREE").

                                R E C I T A L S:
                                ---------------

              Pursuant to the terms and conditions of that certain Purchase and Sale Agreement of even date herewith by and between Transferor and Transferee (the "PURCHASE AGREEMENT"), Transferor and Transferee have agreed to enter into this Agreement for the purpose of providing for the transfer and conveyance of all of Transferor's right, title and interest in and to the Property (as hereinafter defined), to Transferee in accordance with the terms and conditions set forth herein.

              NOW, THEREFORE, taking into account the foregoing Recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------


              1.1  DEFINITIONS.  Except as otherwise herein expressly provided,
                   -----------
    the following terms and phrases shall have the meanings set forth below:


              "AGREEMENT" shall mean this Property Transfer Agreement, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

              "APPLEWOOD PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "Applewood Property" and
                       ---------
         more particularly described therein, together with the Improvements and Fixtures located thereon.

              "ASSIGNMENT OF LEASES" shall mean that certain Assignment and Assumption of Leases of even date herewith executed by Transferor, as assignor, and Transferee, as assignee, pursuant to the terms of which Transferor has assigned to Transferee of all of its rights, title and interest in and to the Leases, and Transferee has assumed all of the obligations of Transferor under the Leases arising after the Closing Date.

              "ASSUMED INDEBTEDNESS" shall mean the obligations of Transferor under those certain notes, deeds of trust, mortgages, contracts and other documents set forth on Exhibit B attached hereto.
                                      ---------
              "BILL OF SALE" shall mean a bill or bills of sale of even date herewith in form and substance satisfactory to Transferee, pursuant to which Transferor has conveyed to Transferee all of its rights, title and interest in and to the Personal Property.

              "CERTIFICATE OF NON-FOREIGN STATUS" shall mean an affidavit dated as of the Closing Date, addressed to Transferee and signed under penalty of perjury by Transferor, stating (a) that Transferor is not a "foreign corporation," "foreign partnership," "foreign trust" or "foreign estate," as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder, (b) Transferor's U.S. employer identification number, and (c) the address of Transferor's principal place of business. Such affidavit shall be consistent with the requirements of the regulations promulgated under Section 1445 of the Internal Revenue Code of 1986, as amended, and shall otherwise be in form and substance satisfactory to Transferee.

              "CHAMPIONS PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "Champions Property" and
                       ---------
         more particularly described therein, together with the Improvements and Fixtures located thereon.

              "CLOSING" and "CLOSING DATE" shall have the meanings ascribed to such terms in the Purchase Agreement.

              "CLOSING FUNDS" shall have the meaning given such term in
         Section 5.2(b)(i).
         -----------------

              "CLOSING PROCEDURES LETTER" shall mean that certain Closing Procedures Letter in the form attached hereto as Exhibit C addressed
                                                          ---------
         to the Title Company and executed by Transferor and Transferee, setting forth directions for the Title Company in connection with the Closing.

              "CREDIT ENHANCEMENTS" shall mean all security deposits, security interests, letters of credit, pledges, prepaid rent or other sums, deposits or interests held by Transferor with respect to the Real Property, Leases or Tenants.

              "DEEDS" shall mean the deeds substantially in the form of
         Exhibit D attached hereto (as the same may be modified to comply with
         ---------
         local law and custom), executed by Transferor, as grantor, in favor of Transferee (and Pacific Trust, with respect to the Texas Properties), as grantee, conveying the

         Real Property and Improvements to Transferee (and Pacific Trust, with respect to the Texas Properties), subject only to the Permitted Exceptions.

              "EXISTING ENCUMBRANCES" shall have the meaning given such term in
         Section 6.1(c).
         --------------

              "FIXTURES" shall mean all property now or upon the Closing Date located on or about the Real Property which is attached or appurtenant thereto.

              "FULTONS CROSSING PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "Fultons Crossing
                       ---------
         Property" and more particularly described therein, together with the Improvements and Fixtures located thereon.

              "FULTONS LANDING PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "Fultons Landing
                       ---------
         Property" and more particularly described therein, together with the Improvements and Fixtures located thereon.

              "HOLLY RIDGE PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "Holly Ridge Property"
                       ---------
         and more particularly described therein, together with the Improvements and Fixtures located thereon.

              "IMPROVEMENTS" shall mean all buildings, improvements, structures and Fixtures now or on the Closing Date located on the Real Property, including, without limitation, parking lots and structures, roads, drainage and other utility structures and other so-called "infrastructure" improvements.

              "INTANGIBLE PROPERTY" means all Permits and other intangible property or any interest therein now or on the Closing Date owned or held by Transferor in connection with the Real Property, Improvements or Fixtures, or any business or businesses now or hereafter conducted by Transferor or any Tenant thereon or with the use thereof, including all rights of Transferor in and to all leases, contract rights, agreements, trade names, water rights and reservations, zoning rights, business licenses and warranties (including those relating to construction or fabrication) related to the Real Property, Improvements or Fixtures, or any part thereof; provided, however, "Intangible
                                           --------  -------
         Property" shall not include the general corporate trademarks, servicemarks, logos or insignia of Transferor.

              "LEASES" shall mean all leases, subleases, licenses, franchises, concessions or other agreements (together with all modifications, amendments, extensions and renewals thereof) existing as of the Closing Date and affecting all or any portion of the Real Property or the use and occupancy thereof.

              "LIENS" shall mean any liens, security interests, mortgages, deeds of trust, charges, claims, encumbrances, pledges, options, rights of first offer or first refusal and any other rights or interests of others of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

              "LOGANS MILL PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "Logans Mill Property"
                       ---------
         and more particularly described therein, together with the Improvements and Fixtures located thereon.

              "LORA LAKES PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "Lora Lakes Property"
                       ---------
         and more particularly described therein, together with the Improvements and Fixtures located thereon.

              "NOTICES" shall mean all notices, demands or requests made pursuant to, under or by virtue of this Agreement consistent with the provisions of Section 8.14 hereof.

              "PACIFIC TRUST" shall mean Pacific Gulf Properties Trust, a Delaware business trust.

              "PARK PLACE ACQUISITION AGREEMENT" shall mean that certain Agreement of Purchase and Sale dated October 11, 1993, by and between Transferor and LW-SSP2, L.P., a Delaware limited partnership, as amended.

              "PARKWEST PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "Parkwest Property" and
                       ---------
         more particularly described therein, together with the Improvements and Fixtures located thereon.

              "PERMITS" means all permits, licenses, approvals, entitlements and other governmental and quasi-governmental authorizations including, without limitation, certificates of occupancy, required in connection with the ownership, planning, development, construction, use, operation or maintenance of the Property. As used herein, "quasi-governmental" shall include the providers of all utilities services to the Property.

              "PERMITTED EXCEPTIONS" shall mean those title exceptions or defects which have been approved in writing by Transferee and, with respect to the Real Property and Improvements, the Assumed Indebtedness, the Leases and those exceptions or defects which Transferee has approved in writing to appear as exceptions on the Title Policies.

              "PERSON" shall mean any individual, general partnership, limited partnership, corporation, joint venture, trust, business trust, cooperative or association.

              "PERSONAL PROPERTY" shall mean all Intangible Property and all furnishings, equipment, tools, machinery, fixtures, appliances and all other tangible personal property, other than the Fixtures, now or on the Closing Date located on or about the Real Property or Improvements or used in connection with the operation thereof which is owned by Transferor.

              "PROPERTY" means, collectively, the Real Property and all rights, titles, and appurtenant interests, the Credit Enhancements, the Improvements and the Personal Property. As used in the foregoing, "appurtenant interests" shall mean those interests which pass by operation of law with the conveyance of the fee simple estate in the Real Property and Improvements.

              "PURCHASE AGREEMENT" shall have the meaning set forth in the Recitals to this Agreement.

              "PURCHASE PRICE" shall have the meaning ascribed to such term in the Purchase Agreement.

              "REAL PROPERTY" or "REAL PROPERTIES" shall mean, collectively, the Applewood Property, Champions Property, Fultons Crossing Property, Fultons Landing Property, Holly Ridge Property, Logans Mill Property, Lora Lakes Property, Parkwest Property, San Miguel Property, Seattle Property, Thousand Oaks Property and Waterhouse Property.

              "REGISTRATION STATEMENT" shall mean the Registration Statement No. 33-69382 (including the prospectus contained therein) filed by Transferee with the Securities and Exchange Commission, and any amendments at any time thereafter made thereto (other than post-effective amendments), pursuant to which Transferee proposes to offer and sell shares of its common stock in an initial public offering.

              "SAN MIGUEL PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "San Miguel Property"
                       ---------
         and more particularly described therein, together with the Improvements and Fixtures located thereon.

              "SEATTLE PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "Seattle Property" and
                       ---------
         more particularly described therein, together with the Improvements and Fixtures located thereon.

              "SECURITY DEPOSITS" shall mean each and every security deposit reflected in the Leases as having been delivered by Tenants to Transferor.

              "TENANTS" shall mean all tenants, subtenants, lessees, sublessee or other Person possessing a right to use and occupy a portion of the Real Property under the terms of the Leases.

              "TEXAS PROPERTIES" shall mean, collectively, the Champions Property, Logans Mill Property, Parkwest Property and Thousand Oaks Property.

              "THOUSAND OAKS PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "Thousand Oaks Property"
                       ---------
         and more particularly described therein, together with the Improvements and Fixtures located thereon.

              "TITLE COMPANY" shall mean the underwriter of the Title Policies and shall be Chicago Title Insurance Company, whose address is 825 North Broadway, Santa Ana, California 92701.

              "TITLE POLICIES" shall mean (a) with respect to the Texas Properties, Texas Land Title Association Policies (Form T-1), and (b) with respect to the remainder of the Real Property, ALTA Extended Coverage Owner's Policies of Title Insurance (1970 Form B), together with such endorsements thereto as are reasonably requested by Transferee, with total liability in the amount of the Purchase Price, dated as of the Closing Date, issued by the Title Company, insuring title to the fee interest in the Real Property in Transferee, subject only to the Permitted Exceptions and to the standard printed exceptions included in the ALTA extended coverage owner's policy of title insurance.

              "TRANSFEREE" shall mean Pacific Gulf Properties Inc., a Maryland corporation.

              "TRANSFEROR" shall mean Santa Anita Realty Enterprises, Inc., a Delaware corporation.

              "WARRANTIES" shall mean all warranties, representations and guaranties with respect to the Property, whether express or implied, which Transferor now holds or under which Transferor is the beneficiary, including, without limitation, all of the representations, warranties and guaranties given and/or assigned to Seller under the Leases and the Service Agreements (as defined in the Purchase Agreement).

              "WASHINGTON PROPERTIES" shall mean, collectively, the Fultons Crossing Property, Fultons Landing Property, Holly Ridge Property, Lora Lakes Property and Seattle Property.

              "WATERHOUSE PROPERTY" shall mean that certain real property identified on Exhibit A attached hereto as the "Waterhouse Property"
                       ---------
         and more particularly described therein, together with the Improvements and Fixtures located thereon.

              "WRITTEN AUTHORIZATION TO CLOSE" shall mean a letter to the Title Company, in the form of Exhibit E, executed by Transferor and
                                 ---------
         Transferee, directing the Title Company to comply with the instructions in the Closing Procedures Letter.

          1.2  REFERENCES.  All references in this Agreement to particular
               ----------
    sections or actions shall, unless expressly otherwise provided, or unless the context otherwise requires, be deemed to refer to the specific sections or articles in this Agreement, and any references to "Exhibit" shall, unless otherwise specified, refer to one of the exhibits attached hereto, each of which is hereby incorporated by reference and made a part hereof. The words "herein", "hereof", "hereunder", "hereinafter", "hereinabove" and other words of similar import refer to this Agreement as a whole and not to any particular section, subsection or article hereof.

          1.3  GENDER AND NUMBER.  Words of any gender shall include the other
               -----------------
    gender and the neutral. Whenever the singular is used, the same include the plural wherever appropriate, and whenever the plural is used, the same shall also include the singular.

                                   ARTICLE II
                     AGREEMENT OF TRANSFEROR AND TRANSFEREE
                     --------------------------------------


          2.1  AGREEMENT TO TRANSFER AND CONVEY.  In consideration of the mutual
               --------------------------------
    covenants and agreements hereinafter set forth, on the Closing Date, Transferor agrees to transfer and convey to Transferee, and Transferee agrees to accept from Transferor, subject to and in accordance with the terms, provisions, covenants and conditions more particularly set forth in this Agreement, the Property.

                                  ARTICLE III
                  REPRESENTATION AND WARRANTIES OF TRANSFEROR
                  -------------------------------------------


          3.1  REPRESENTATIONS AND WARRANTIES OF TRANSFEROR.  Transferor
               --------------------------------------------
    represents and warrants to Transferee as follows:

          (A) Transferor (A) is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and (B) has the requisite authority to enter into and perform this Agreement; and

          (B) the execution, delivery and performance of this Agreement by Transferor has been duly and validly authorized by all necessary corporate action of Transferor, and this Agreement has been duly executed and delivered by Transferor and constitutes a legal, valid and binding obligation of Transferor, enforceable against Transferor in accordance with its terms.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF TRANSFEREE
                  --------------------------------------------


          4.1  REPRESENTATIONS AND WARRANTIES OF TRANSFEREE.  Transferee hereby
               --------------------------------------------
    represents and warrants to Transferor as follows:

          (A) Transferee is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; and

          (B) the execution, delivery and performance of this Agreement by Transferee have been duly and validly authorized by all necessary corporate action of Transferee, and this Agreement has been duly executed and delivered by Transferee and constitutes a legal, valid and binding obligation of Transferee, enforceable against Transferee in accordance with its terms.


                                   ARTICLE V
                             CLOSING AND CONDITIONS
                             ----------------------


          5.1  CLOSING CONFERENCE.  The Closing shall take place on the Closing
               ------------------
    Date at the place and time designated by Transferee pursuant to Section 6.1 of the Purchase Agreement.

          5.2  DELIVERY TO TITLE COMPANY.
               -------------------------

               (A) DELIVERIES BY TRANSFEROR. On or before the Closing Date, Transferor shall deliver or cause to be delivered to Title Company:

                    (I) duly executed and acknowledged Deeds for each of the Real Properties other than the Washington Properties, together with conformed copies of the recorded Deeds conveying the Washington Properties to Transferee;

                    (II) duly executed and acknowledged Assignment of Leases for each of the Real Properties other than the Washington Properties, together with conformed copies of the recorded Assignment of Leases with respect to the Washington Properties;

                    (III) payoff letters from the holders or claimants of, or with respect to, any encumbrance or monetary lien affecting the Property, other than the Assumed Indebtedness; and

                    (IV) any and all transfer declarations or disclosure documents, duly executed by the appropriate parties, required in connection with the Deeds by any state, city or county agency having jurisdiction over the Property or the transactions contemplated hereby.

               (B) DELIVERIES BY TRANSFEREE. On or before the Closing Date, Transferee shall deliver or cause to be delivered to Title Company:

                    (I) the monetary portion of the Purchase Price (less the total amount of the Security Deposits and adjusted to reflect the proration of income and expenses pursuant to Section 6.2 hereof) by wire transfer to the Title Company in same day available funds (the "CLOSING FUNDS");

                    (II) duly executed and acknowledged Assignment of Leases for each of the Real Properties other than the Washington Properties;

                    (III) originally executed Preliminary Change of Ownership Reports with respect to the Applewood Property and the San Miguel Property; and

                    (IV) any and all transfer declarations or disclosure documents, duly executed by the appropriate parties, required in connection with the Deeds by any state, city or county agency having jurisdiction over the Property or the transactions contemplated hereby.

               (C) CLOSING PROCEDURES LETTER. The deliveries to be made to Title Company under this Section 5.2 shall be made in accordance with and
                              -----------
     subject to the Closing Procedures Letter.

          5.3  DELIVERY TO PARTIES AT CLOSING CONFERENCE.  Upon satisfaction of
               -----------------------------------------
    all the conditions in the Closing Procedures Letter for recordation of the instruments described above and upon receipt by Transferee and Transferor of written advice from

    Title Company that such conditions have been satisfied and that Title Company is prepared to record the Deeds, disburse funds and issue its unconditional, irrevocable commitment to issue the Title Policies, the following items are to be delivered at the Closing Conference:

               (A) ITEMS TO BE DELIVERED BY TRANSFEROR. Transferor shall deliver to Transferee the following items, all of which shall be in form and substance acceptable to Transferee, and each of which shall be executed by Transferor (or other appropriate party) and acknowledged by a notary public where applicable:

                    (I)  The Bill of Sale;

                    (II)  The Certificate of Non-Foreign Status;

                    (III) Agreements, consents and estoppels in form and substance satisfactory to Transferee, whereby the holders of the Assumed Indebtedness acknowledge and consent to the assumption of the Assumed Indebtedness by Transferee;

                    (IV) Certificates of casualty and fire insurance for each of the Real Properties as are required pursuant to the Leases showing Transferee as an additional insured and loss payee thereunder, with appropriate provisions for prior notice to Transferee in the event of cancellation or termination of such policies;

                    (V) Such evidence of the due execution, delivery and authorization of documents executed by Transferor in connection with this Agreement and the transactions contemplated hereunder as Transferee may reasonably request; and

                    (VI) any and all property surveys and reports (including without limitation, environmental reports) prepared at the request of Transferor with respect to the Real Property in connection with the transactions contemplated herein.

               (B) ITEMS TO BE DELIVERED BY TRANSFEREE. Transferee shall deliver to Transferor the following items, all of which shall be in form and substance acceptable to Transferor, and each of which shall be executed by Transferee (or other appropriate party) and acknowledged by a notary public where applicable:

                    (I) Such evidence of the due execution, delivery and authorization of documents executed by Transferee in connection with this Agreement and the transactions contemplated hereunder as Transferor may reasonably request.

               (C) ITEMS TO BE DELIVERED BY BOTH TRANSFEREE AND TRANSFEROR. Transferee and Transferor shall jointly deliver all notices of change of ownership or other similar notices required by any governmental or quasi-governmental authority or agency having jurisdiction over the Property or any portion thereof or any activities occurring on the Property or deemed reasonably advisable by Transferee.

               (D) WRITTEN AUTHORIZATION TO CLOSE. Upon receipt of the items described in this Section 5.3, compliance with the other terms and
                       -----------
     conditions of this Agreement, and satisfaction of the Closing Conditions set forth in Article VI of the Purchase Agreement, Transferor and Transferee shall execute and deliver to Title Company the Written Authorization to Close.

          5.4  TITLE POLICIES.  As a condition to Transferee's obligation to
               --------------
    consummate the transactions herein contemplated, Transferee shall receive on the Closing Date a proforma of the Title Policies and an unconditional, irrevocable commitment from the Title Company to issue the Title Policies in conformity with the aforementioned proforma. Transferor shall deliver to Title Company such instruments, documents, payments, indemnities, releases and agreements and shall perform such other acts as Title Company shall reasonably require in order to issue the Title Policies.

          5.5  ADDITIONAL CONDITIONS.  In addition to the conditions provided in
               ---------------------
    other provisions of this Agreement, each party's obligation to perform its undertakings provided in this Agreement is conditioned upon the following:

               (A) PERFORMANCE BY OTHER PARTY. The due performance by the other party of each and every material undertaking and agreement to be performed by it hereunder (including the delivery by such other party of the items specified in Sections 5.2 and 5.3 above).
                            ------------     ---

               (B) PURCHASE AGREEMENT. The parties hereto shall have executed and delivered the Purchase Agreement and all of the conditions set forth in
     Article V of the Purchase Agreement shall have been fulfilled or waived.

               (C) INITIAL CLOSING. The Initial Closing (as defined in the Purchase Agreement) shall have been completed pursuant to the provisions of Sections 6.1 and 6.2 of the Purchase Agreement.
     ------------     ---

               (D) ASSIGNMENT OF ACQUISITION RIGHTS. Transferor and Transferee shall have entered into an agreement, in form and substance satisfactory to Transferee, pursuant to the terms and conditions of which Transferor shall have assigned all of its rights under Park Place Acquisition Agreement to Transferee.

               (E) REPRESENTATIONS AND WARRANTIES. Each representation and warranty made by the other party in this Agreement shall be true and correct in all material respects on the date hereof and at all times up to and including the Closing Date.

               (F) NO BANKRUPTCY OR DISSOLUTION. None of the following shall have been done by, against or with respect to Transferee or Transferor or entity as to which their principals have effective management control: (A) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (B) the appointment of a trustee or receiver of any property interest; (C) an assignment for the benefit of creditors; (D) an attachment, execution or other judicial seizure of a substantial property interest; (E) the taking of, failure to take, or submission to any action indicating an inability to meet its financial obligations as they accrue; or (F) a dissolution or liquidation.

          5.6  WAIVER OF CONDITIONS.  Any party may at any time or times, in its
               --------------------
    sole discretion, waive any of the conditions to its obligations hereunder, but any such waiver shall be effective only if contained in a writing signed by such party. No waiver by a party of any breach of this Agreement or of any warranty or representation hereunder by the other party shall be deemed to be a waiver of any other breach by such other party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a party after any breach by the other party shall be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other party, whether or not the first party knows of such breach at the time it accepts such payment or performance. No failure or delay by a party to exercise any right it may have by reason of the default of the other party shall operate as a waiver of such default or as a modification of this Agreement nor shall any such failure or delay prevent the exercise of any right by the nonbreaching party while the default continues. Without limiting the generality of the foregoing, in the event that for any reason any item required to be delivered to Transferee or Transferor hereunder shall not be delivered when required, then the party obligated to make such delivery shall nevertheless remain obligated to deliver the same to the party entitled to receive such delivery provided the other party delivers a written request for such delivery within six (6) months following the Closing Date and nothing (including the closing of the transaction hereunder) shall be deemed a waiver by the party entitled to receive such delivery of any such requirement, except an express written waiver or a failure to make such request within the foregoing time period.


                                   ARTICLE VI
                              COSTS AND PRORATIONS
                              --------------------


          6.1  CLOSING COSTS.
               -------------

               (A) TRANSFEREE'S COSTS. Transferee shall pay all transaction costs in connection with the Closing of this Agreement, including without limitation:

                    (I) any and all state, municipal or other documentary, transfer, sales or use taxes payable in connection with the delivery of any instrument or document provided in or contemplated by this Agreement, any agreement or commitment described or referred to herein or the transactions contemplated herein;

                    (II) all expenses of or related to the issuance of the Title Policies (including, but not limited to, insurance premiums and the costs of any surveys required by Transferee and the Title Company) and all escrow fees and charges;

                    (III) the charges for or in connection with the recording and/or filing of any instrument or document provided herein or contemplated by this Agreement or any agreement or document described or referred to herein;

                    (IV) any and all broker's fees or similar fees claimed by any party employed by Transferee in connection with the transactions contemplated herein;

                    (V)  any and all fees for appraisal of the Property; and

                    (VI) Transferee's legal, accounting and other professional fees and expenses and the cost of all opinions, certificates, instruments, documents and papers required to be delivered, or to cause to be delivered, by Transferee hereunder, including without limitation, the cost of all performances by Transferee of its obligations hereunder.

               (B) TRANSFEROR'S COSTS. Transferor shall pay any and all broker's fees or similar fees claimed by any party employed by Transferor in connection with the transactions hereunder.

               (C) EXISTING FINANCING. The Property is presently encumbered by certain deeds of trust and certain other security instruments other than the Assumed Indebtedness (individually and collectively, the "EXISTING ENCUMBRANCES"). The Existing Encumbrances and all indebtedness secured thereby to be fully satisfied, released and discharged of record on or prior to the Closing Date (recognizing that a portion of the proceeds of the sale contemplated hereby are to by used to satisfy the same) so that Transferee shall take title to the Property free of the Existing Encumbrances. Transferee acknowledges that such satisfaction, release and discharge may involve prepayment penalties or premiums and other costs or expenses, all of which shall be paid by Transferee at its sole cost and expense concurrently with the repayment of the Existing Encumbrances.

          6.2  PRORATIONS.
               ----------

               (A) ITEMS TO BE PRORATED. The income and expenses of the Property shall be prorated between Transferee and Transferor on the Closing Date, computed as of the Closing Date on the basis of a 365-day year, with income and expenses for the Closing Date itself being allocated to Transferor.

               (B) PROCEDURE. The prorations and payments to be made at the Closing Conference pursuant to this Section 6.2 shall be made on the basis
                                         -----------
     of a written statement or statements provided to Transferor by Transferee prior to the Closing approved by Transferor. In the event any prorations, apportionments or computations made under this Section 6.2 shall prove to
                                                    -----------
     be incorrect for any reason, then either party shall be entitled to an adjustment to correct the same, provided that it makes written demand on the one from whom it is entitled to such adjustment within one (1) year after the Closing Date.

               (C) INDEBTEDNESS. Transferor shall pay all amounts which are due or accrue under the Assumed Indebtedness and the Existing Encumbrances prior to and including the Closing Date, including, without limitation, all interest accrued on all of the same prior to and including the Closing Date.


                                  ARTICLE VII
                            ARBITRATION OF DISPUTES
                            -----------------------


          7.1  ARBITRATION.  Notwithstanding anything to the contrary contained
               -----------
    in this Agreement, all claims, disputes and controversies between the parties hereto (or their respective permitted assignees) arising out of or in connection with this

    Agreement or the transactions contemplated hereby, relating to the validity, construction, performance, breach, enforcement or termination hereof, or otherwise, shall be resolved by binding arbitration at Los Angeles, California, in accordance with this Article VII and, to the extent not inconsistent herewith, the Expedited Procedures and Commercial Arbitration Rules of the American Arbitration Association.

          7.2  PROCEDURES.  Any arbitration called for by this Article VII shall
               ----------
    be conducted in accordance with the following procedures:

          (A) Either party (or any permitted assignee of any party) (the "Requesting Party") may demand arbitration pursuant to Section 7.1 hereof at any time by giving written notice of such demand (the "Demand Notice") to the other party (or, as applicable, to the permitted assignee of such other party) (collectively, the "Responding Party"), which Demand Notice shall describe in reasonable detail the nature of the claim, dispute or controversy.

          (B) Within fifteen (15) days after the giving of a Demand Notice, each of the Requesting Party and the Responding Party shall select and designate in writing to the other party one reputable, disinterested individual (a "Qualified Individual") willing to act as an arbitrator of the claim, dispute or controversy in question. Each of the Requesting Party and the Responding Party shall use their best efforts to select a present or former partner of a disinterested "Big 6" accounting firm having no affiliation or employment relationship with any of the parties as their respective Qualified Individual to act as arbitrator. Within fifteen (15) days after the foregoing selections have been made, the arbitrators so selected shall jointly select a present or former partner of a disinterested "Big 6" accounting firm having no affiliation or employment relationship with any of the parties as the third Qualified Individual willing to act as an arbitrator of the claim, dispute or controversy in question. In the event that the two arbitrators initially selected are unable to agree on a third arbitrator within the second fifteen (15) day period referred to above, then, on the application of either party, the American Arbitration Association shall promptly select and appoint a present or former partner of a disinterested "Big 6" accounting firm having no affiliation or employment relationship with any of the parties as the Qualified Individual to act as the third arbitrator. The three arbitrators selected pursuant to this subsection (b) shall constitute the arbitration panel for the arbitration in question.

          (C) The presentations of the parties hereto in the arbitration proceeding shall be commenced and completed within sixty (60) days after the selection of the arbitration panel pursuant to subsection (b) above, and the arbitration panel shall render its decision in writing within thirty (30) days after the completion of such presentations. Any decision concurred in by any two
     (2) of the arbitrators shall constitute the decision of the arbitration panel, and unanimity shall not be required.

          (D) The arbitration panel shall have the discretion to include in its decision a direction that all or part of the attorneys' fees and costs of the successful party, and/or the costs of such arbitration, be paid by the other party. On the application of a party before or after the initial decision of the arbitration panel, and proof of its attorneys' fees and costs, the arbitration panel shall order the other party to make any payments directed pursuant to the preceding sentence.

          7.3  BINDING CHARACTER.  Any decision rendered by the arbitration
               -----------------
    panel pursuant to this Article VII, including the determination of any amount of damages suffered by either party hereto by reason of the acts or omissions of the other party, shall be final and binding on the parties hereto, except that the arbitration panel shall not be authorized to award punitive damages by reason of any such acts or omissions. Judgment on any decision rendered by the arbitration panel pursuant to this Article VII may be entered by any state or federal court of competent jurisdiction.

          7.4  EXCLUSIVITY.  Arbitration shall be the exclusive method available
               -----------
    for resolution of claims, disputes and controversies described in Section
    7.1 hereof, and the parties stipulate that the provisions hereof shall be a complete defense to any suit, action, or proceeding in any court or before any administrative or arbitration tribunal with respect to any such claim, controversy or dispute. The provisions of this Article VII shall survive the Closing Date.

          7.5  NO ALTERATION OF AGREEMENT.  Nothing contained herein shall be
               --------------------------
    deemed to give the arbitrators any authority, power or right to alter, change, amend, modify, add to, or subtract from any of the provisions of this Agreement.


                                  ARTICLE VIII
                               GENERAL PROVISIONS
                               ------------------


          8.1  BROKERS AND CONSULTANTS.  Transferee represents and warrants to
               -----------------------
    Transferor that Transferee shall be solely responsible for the payment of any brokerage commissions or finder's fee due or claimed to be due in connection with the transactions contemplated hereby and Transferee shall indemnify, defend and save Transferor harmless from and against any such liability. Notwithstanding the foregoing, Transferor represents and warrants to Transferee that no broker or finder has been engaged by Transferor in connection with any of the transactions contemplated by this Agreement. In the event of a claim for broker's or finder's fee or commissions in connection herewith based upon any agreement inconsistent with the foregoing representation and warranty by Transferor, Transferor shall indemnify and defend Transferee from such claim.

          8.2  SURVIVAL.  All warranties, representations, covenants,
               --------
    obligations and agreements contained in this Agreement shall survive the Closing hereunder and the transfer and conveyance of the Property hereunder and any and all performances hereunder.

          8.3  FURTHER INSTRUMENTS.  Each party will, whenever and as often as
               -------------------
    it shall be reasonably requested so to do by the other, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement.

          8.4  LIMITATION OF LIABILITY.  No advisor, trustee, director, officer,
               -----------------------
    employee, accountant, attorney, beneficiary, shareholder, partner, participant or agent of or in Transferee or Transferor shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter. Transferor and Transferee and their respective successors and assigns and, without limitation, all other persons and entities, shall look solely to Transferor's or Transferee's, as applicable, assets for the payment of any claim or for any performance, and Transferee and Transferor hereby waive any and all such personal liability except as set forth herein. The limitations of liability provided in this Section are in addition to, and not in limitation of, any limitation on liability applicable to Transferor or Transferee, as applicable, provided by law or by any other contract, agreement or instrument.

          8.5  ENTIRE AGREEMENT; AMENDMENTS; CAPTIONS.  This Agreement contains
               --------------------------------------
    the entire agreement between the parties respecting the matters herein set forth and supersedes all prior or contemporaneous agreements or understandings, verbal or written, between the parties hereto respecting such matters. This Agreement may be amended by written agreement of amendment executed by both parties hereto, but not otherwise. Section headings shall not be used in construing this Agreement.

          8.6  CONSENTS AND APPROVALS.  Except as otherwise expressly provided
               ----------------------
    herein, any approval or consent provided to be given by a party hereunder may be given or withheld in the absolute discretion of such party.

          8.7  INCORPORATION OF EXHIBITS AND RECITALS.  All exhibits attached
               --------------------------------------
    and referred to in this Agreement and all Recitals set forth at the beginning of this Agreement are hereby incorporated herein as fully set forth in this Agreement.

          8.8  TIME OF THE ESSENCE; NON-BUSINESS DAYS.  Subject to the next full
               --------------------------------------
    sentence, time is of the essence of this Agreement. Whenever action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time or by a particular date that ends or occurs on a non-business day, then such period or date shall be extended until the immediately following business day. As used herein, "business day" means any day other than Saturday, Sunday or a federal
    -------------
    holiday.

          8.9  TERMINOLOGY.  Whenever the words "including", "include" or
               -----------
    "includes" are used in this Agreement, they should be interpreted in a non-exclusive manner as though the words ", without limitation," immediately followed the same. Except as otherwise indicated, all Section and Exhibit references in this Agreement shall be deemed to refer to the Sections and Exhibits in or to this Agreement.

          8.10  ATTORNEYS' FEES.  In the event any legal action or proceeding is
                ---------------
    commenced to interpret or enforce the terms of, or obligations arising out of, this Agreement, or to recover damages for the breach thereof, the party prevailing in any such action or proceedings shall be entitled to recover from the non-prevailing party all attorneys' fees and reasonable costs and expenses incurred by the prevailing party, including such fees and costs incurred with respect to appeals, arbitrations and bankruptcy proceedings. As used herein, "attorney's fees" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The term "attorneys' fees" shall also include, without limitation, all such fees and expenses incurred with respect to appeals, arbitrations and bankruptcy proceedings.

          8.11  CUMULATIVE REMEDIES.  No remedy conferred upon a party in this
                -------------------
    Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute (except as otherwise expressly herein provided).

          8.12  GOVERNING LAW.  This Agreement shall be construed and enforced
                -------------
    in accordance with the internal laws of the State of California, without regard to the rules governing choice of law.

          8.13  SUCCESSORS AND ASSIGNS.  Neither Transferee nor Transferor may
                ----------------------
    assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder). No consent given by either party hereto to any transfer or assignment of the other party's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of such other party's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

          8.14  NOTICES.  Any notice which a party is required or may desire to
                -------
    give the other shall be in writing and shall be sent by personal delivery or by either (i) United States registered or certified mail, return receipt requested, postage prepaid, or (ii) Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows:


     To Transferor:      Santa Anita Realty Enterprises, Inc.
     -------------
                         285 West Huntington Drive
                         Arcadia, California  91006
                         Attention:  Chief Executive Officer

     To Transferee:      Pacific Gulf Properties Inc.
     -------------
                         363 San Miguel Drive, Suite 100
                         Newport Beach, California  92660
                         Attention:  Chief Executive Officer

    Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be, whether accepted or refused. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given. Any party hereto may designate a different address for itself by notice to the other party in accordance with this Section 8.14.
                                                                ------------
    In the event a party is not a natural person, delivery to an officer, director or partner of such party shall be deemed delivery to such party.

          8.15  COUNTERPARTS.  This Agreement may be executed in several
                ------------
    counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

          8.16  SEVERABILITY.  If any provision of this Agreement, or the
                ------------
    application of such provision to any person or circumstances, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the date and year first above written.


                         "TRANSFEROR"

                         SANTA ANITA REALTY ENTERPRISES, INC.,
                         a Delaware corporation



                         By:    _________________________________

                         Name:  _________________________________

                         Title: _________________________________



                         "TRANSFEREE"

                         PACIFIC GULF PROPERTIES INC.,
                         a Maryland corporation



                         By:    _________________________________

                         Name:  _________________________________

                         Title: _________________________________

                                   EXHIBIT A

                          DESCRIPTION OF REAL PROPERTY



    Applewood Property:
    ------------------

    That certain real property situated in the County of Orange, State of California, and described as follows:

    LOT 1 IN TRACT NO. 14568, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN MAP BOOK 695, PAGES 46 AND 47 OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.


    Champions Property:
    ------------------

    That certain real property situated in the County of Harris, State of Texas, and described as follows:

    Description of 10.6388 acre tract of land (463,425 square feet) in the W.C.R.R. Co. Survey, Section Three (3), Block Four (4), Abstract No. 931 in Harris County, Texas, being a portion of Reserve "F" of the Replat of Blocks 9, 10, and 11, Lots 1 thru 8 of Block 12, and Reserve "F" of Greenwood Forest, Section 2, said replat being recorded in Volume 168, Page 82 of the Map Records of Harris County, Texas, and said 10.6388 acre tract being the same tract of land described in a Substitute Trustee's Deed recorded under Harris County Clerk's File Number(s) L-609713, and being more fully described as follows (with bearings referenced to said replat of Greenwood Forest, Section 2);

    BEGINNING at a 1/2 inch iron rod found for the most Southerly corner of said Reserve "F" and the most Westerly corner of Lot 9 in Block 12 of the Map Records of Harris County, Texas, and which bears N 32 deg. 04 min. 24 sec. W, along the Northeasterly right-of-way line of Mighty Oak Drive, 117.50 feet from a 5/8 inch iron rod found marking the intersection of said Northeasterly right-of-way line of Mighty Oak Drive with the Northwesterly right-of-way line of Old Lodge Drive;

    THENCE N 32 deg. 04 min. 24 sec. W, along the Northeasterly right-of-way line of Mighty Oak Drive (60 feet wide) 710.00 feet to a 5/8 inch iron rod found for the most Westerly corner of the herein described tract and the most Southerly corner of a called 2.091 acre tract recorded in Volume 8294, Page 455 of the Deed Records of Harris County, Texas;

    THENCE N 57 deg. 55 min. 36 sec. E, along the Southeasterly line of said
    2.091 acre tract, 459.50 feet to a 3/8 inch iron rod found for an interior corner of the herein described tract and the most Easterly corner of said
    2.091 acre tract;

                                     C-A-1

    THENCE N 32 deg. 04 min. 24 sec. W, along the Northeasterly line of said
    2.091 acre tract, 50.00 feet to a 3/8 inch iron rod found for an interior corner of the herein described tract and the most Southerly corner of a called 0.603 acre tract recorded in Volume 8287, Page 291 of the Deed Records of Harris County, Texas;

    THENCE N 57 deg. 55 min. 36 sec. E, along the Southeasterly line of said
    0.603 acre tract, 180.50 feet to a point for corner in a power pole in the Southwesterly right-of-way line Greenwood Forest Drive (60 feet wide);

    THENCE S 32 deg. 04 min. 24 sec. E, along the Southwesterly right-of-way line of Greenwood Forest Drive, 760.00 feet to a point in a power pole for the most Easterly corner of the herein described tract and being the most Northerly corner of Lot 16 in Block 12 of Greenwood Forest, Section 2;

    THENCE S 57 deg. 55 min. 36 sec. W, along the Northwesterly line of Lots 16 thru 9 in Block 12 of said Greenwood Forest, Section 2, 640.00 feet to the POINT OF BEGINNING and containing 10.6388 acres of land. This description is based on a ground survey and plat prepared by Marion C. Clark Registered Professional Land Surveyor and dated September 1, 1988 and last updated September 27, 1993.


    Fultons Crossing Property:
    -------------------------

    That certain real property situated in the City of Everett, County of Snohomish, State of Washington, and described as follows:

    THAT PORTION OF THE EAST HALF OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 24, TOWNSHIP 28 NORTH, RANGE 4 EAST, W.M., MORE PARTICULARLY DESCRIBED AS FOLLOWS:

    BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 24;
    THENCE SOUTH 00.23'14" EAST ALONG THE EAST LINE OF SAID SECTION 24 FOR
    647.11 FEET TO THE TRUE POINT OF BEGINNING;
    THENCE CONTINUING SOUTH 00.23'14" EAST 648.99 FEET;
    THENCE NORTH 89.59'41" WEST, PARALLEL WITH THE SOUTH LINE OF THE EAST HALF OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 24 FOR
    663.46 FEET;
    THENCE NORTH 00. 17' 28" WEST 648.98 FEET;
    THENCE SOUTH 89.59'41" EAST 662.37 FEET TO THE TRUE POINT OF BEGINNING;

    (ALSO KNOWN AS LOT 2 OF SHORT PLAT AS RECORDED UNDER AUDITOR'S FILE NO. 8602270154);

    EXCEPT THE EAST 30 FEET THEREOF CONVEYED TO CITY OF EVERETT BY DEED RECORDED UNDER AUDITOR'S FILE NUMBER 8612300060, BEING A RE-RECORDING OF AUDITOR'S FILE NO. 8612190415.

                                     C-A-2

    ALL SITUATE IN THE COUNTY OF SNOHOMISH, STATE OF WASHINGTON.


    Fultons Landing Property:
    ------------------------

    That certain real property situated in the City of Everett, County of Snohomish, State of Washington, and described as follows:

    THE EAST HALF OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 24, TOWNSHIP 28 NORTH, RANGE 4 EAST, W.M.;

    EXCEPT THE SOUTH 678.97 FEET THEREOF;

    TOGETHER WITH LOT 1 IN BLOCK 14 OF INTERCITY ADDITION, DIVISION NO. 1 ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 11 OF PLATS, PAGE 9, RECORDS OF SNOHOMISH COUNTY, WASHINGTON;

    (ALSO KNOWN AS LOT 1 OF SHORT PLAT RECORDED UNDER AUDITOR'S FILE NUMBER 8602270154);

    EXCEPT THE EAST 30 FEET THEREOF CONVEYED TO CITY OF EVERETT BY DEED RECORDED UNDER AUDITOR'S FILE NUMBER 8612300060, BEING A RE-RECORDING OF AUDITOR'S FILE NO. 8612190415.


    Holly Ridge Property:
    --------------------

    That certain real property situated in the County of King, State of Washington, and described as follows:

    PARCEL A:

    THE NORTH 297 FEET OF THE EAST 420.25 FEET OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON;

    EXCEPT THE NORTH 30 FEET CONVEYED TO KING COUNTY FOR PUBLIC ROAD (NOW SOUTH 152ND STREET) BY DEED RECORDED UNDER RECORDING NUMBER 1201120; AND EXCEPT THE EAST 190 FEET THEREOF.

    PARCEL B:

    BEGINNING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON;
    THENCE SOUTH 357 FEET TO THE TRUE POINT OF BEGINNING;
    THENCE WEST 476.25 FEET;
    THENCE SOUTH 169 FEET;
    THENCE EASTERLY TO A POINT WHICH IS 157 FEET SOUTH OF THE TRUE POINT OF BEGINNING;
    THENCE NORTH 157 FEET TO THE TRUE POINT OF BEGINNING;
    EXCEPT THAT PORTION THEREOF LYING WITHIN THE DES MOINES WAY SOUTH RIGHT OF WAY.

                                     C-A-3

    PARCEL C:

    THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

    BEGINNING AT A POINT 594 FEET SOUTH OF THE NORTHEAST CORNER OF SAID SUBDIVISION;
    THENCE WEST 476 FEET;
    THENCE NORTH 68 FEET;
    THENCE EAST 476 FEET, MORE OR LESS, TO A POINT ON THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 20, WHICH POINT IS SOUTH 514 FEET FROM SAID NORTHEAST CORNER;
    THENCE SOUTH 80 FEET, MORE OR LESS, TO THE POINT OF BEGINNING;
    EXCEPT THE EAST 30 FEET THEREOF LYING WITHIN DES MOINES WAY SOUTH; AND EXCEPT THE WEST 12 FEET OF THE EAST 42 FEET CONVEYED TO KING COUNTY FOR DES MOINES WAY SOUTH BY DEED RECORDED UNDER RECORDING NUMBER 8703110456;

    ALSO BEGINNING AT A POINT 594 FEET SOUTH OF THE NORTHEAST CORNER OF SAID SUBDIVISION;
    THENCE WEST 30 FEET TO THE WEST LINE OF DES MOINES WAY SOUTH AND THE TRUE POINT OF BEGINNING;
    THENCE WEST 495.62 FEET;
    THENCE SOUTH 181.5 FEET;
    THENCE EAST 495.63 FEET, MORE OR LESS, TO THE WEST LINE OF DES MOINES WAY SOUTH;
    THENCE NORTH 181.5 FEET TO THE POINT OF BEGINNING;
    EXCEPT THE SOUTH 171.5 FEET THEREOF; AND
    EXCEPT THE EAST 12 FEET THEREOF CONVEYED TO KING COUNTY FOR DES MOINES WAY SOUTH BY DEED RECORDED UNDER RECORDING NUMBER 8703110456; AND
    EXCEPT THAT PORTION CONVEYED TO KING COUNTY BY DEED RECORDED UNDER RECORDING NUMBER 5025730, DESCRIBED AS FOLLOWS:

    BEGINNING AT THE CENTER OF SAID SECTION 20, AT INTERSECTION OF CENTER LINES OF SOUTH 152ND STREET AND 8TH AVENUE SOUTH;
    THENCE SOUTH 1.03'56" WEST 594 FEET ALONG THE CENTERLINE OF 8TH AVENUE
    SOUTH;
    THENCE NORTH 89.01'46" WEST 496 FEET PARALLEL TO CENTERLINE OF SOUTH 152ND STREET TO THE TRUE POINT OF BEGINNING;
    THENCE SOUTH 1.03'56" WEST 10 FEET;
    THENCE NORTH 89.01'56" WEST 29.62 FEET;
    THENCE NORTH 1.03'56" EAST 10 FEET;
    THENCE SOUTH 89.01'46" EAST 29.62 FEET TO THE TRUE POINT OF BEGINNING.

    PARCEL D:

    BEGINNING AT A POINT 594 FEET SOUTH AND 30 FEET WEST OF THE NORTHEAST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, WHICH POINT IS

                                     C-A-4

    LOCATED ON THE WEST MARGIN OF DES MOINES WAY SOUTH (8TH AVENUE SOUTH) AS ORIGINALLY ESTABLISHED;
    THENCE WEST 495.62 FEET;
    THENCE SOUTH 181.5 FEET;
    THENCE EAST 495.63 FEET, MORE OR LESS, TO THE WEST MARGIN OF SAID COUNTY
    ROAD;
    THENCE NORTH 181.5 FEET TO THE POINT OF BEGINNING;
    EXCEPT THE NORTH 10 FEET THEREOF; AND
    EXCEPT BEGINNING AT THE CENTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, AT INTERSECTION OF CENTER LINES OF SOUTH 152ND STREET AND DES MOINES WAY SOUTH (8TH AVENUE SOUTH);
    THENCE SOUTH 1.03'56" WEST 604 FEET ALONG THE CENTERLINE OF DES MOINES WAY SOUTH (8TH AVENUE SOUTH);
    THENCE NORTH 89.01'46" WEST 496 FEET PARALLEL TO THE CENTERLINE OF SOUTH 152ND STREET TO THE TRUE POINT OF BEGINNING OF THIS EXCEPTION;
    THENCE SOUTH 1.03'56" WEST 171.5 FEET;
    THENCE NORTH 89.01'46" WEST 29.65 FEET;
    THENCE NORTH 1.03'56" EAST 171.5 FEET;
    THENCE SOUTH 89.01'46" EAST 29.62 FEET TO THE TRUE POINT OF BEGINNING OF THIS EXCEPTION; AND
    EXCEPT THE EAST 12 FEET THEREOF CONVEYED TO KING COUNTY FOR DES MOINES WAY SOUTH RECORDED UNDER RECORDING NUMBER 8703110455.


    Logans Mill Property:
    --------------------

    That certain real property situated in the County of Travis, State of Texas, and described as follows:

    Lot 6, Block C, Comal Bluff Section One, an addition in Travis County, Texas, according to the map or plat thereof recorded in Book 84, Page 16B-17A, of the Plat Records of Travis County, Texas.


    Lora Lakes Property:
    -------------------

    That certain real property situated in the County of King, State of Washington, and described as follows:

    THAT PART OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 20, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

    BEGINNING AT THE INTERSECTION OF THE NORTHWESTERLY LINE OF DES MOINES WAY SOUTH (BEING 30.00 FEET NORTHWESTERLY OF WHEN MEASURED AT RIGHT ANGLES TO THE CENTERLINE THEREOF) AND THE NORTH LINE OF THE SOUTH 440.00 FEET OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER;
    THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE TO A POINT OPPOSITE HIGHWAY ENGINEER'S STATION (HEREINAFTER REFERRED TO AS

                                     C-A-5

    HES) 240+75 ON THE DES MOINES WAY LINE SURVEY OF SR 518, RIVERTON HEIGHTS (SR 509 TO SR 5), AND 30.00 FEET NORTHWESTERLY THEREFROM;
    THENCE NORTHEASTERLY TO A POINT OPPOSITE HES 242+25 ON SAID DES MOINES WAY LINE SURVEY AND 50 FEET NORTHWESTERLY THEREFROM;
    THENCE NORTHEASTERLY PARALLEL WITH SAID DES MOINES WAY LINE SURVEY TO A POINT ON A LINE DRAWN PARALLEL WITH AND 125 FEET SOUTHERLY, WHEN MEASURED AT RIGHT ANGLES, FROM THE SR 518 LINE SURVEY OF SAID HIGHWAY;
    THENCE SOUTHWESTERLY ALONG SAID PARALLEL LINE TO A POINT OPPOSITE HES 44+50 THEREON;
    THENCE NORTHWESTERLY TO A POINT OPPOSITE HES 43+50 ON SAID SR 518 LINE SURVEY AND 100 FEET SOUTHEASTERLY THEREFROM;
    THENCE SOUTHWESTERLY PARALLEL WITH SAID SR 518 LINE SURVEY TO A POINT OPPOSITE HES 40+50 THEREON;
    THENCE SOUTHWESTERLY TO A POINT OPPOSITE HES 39+00 ON SAID SR 518 LINE SURVEY AND 125 FEET SOUTHEASTERLY THEREFROM;
    THENCE SOUTHWESTERLY PARALLEL WITH SAID SR 518 LINE SURVEY TO A POINT ON THE EAST LINE OF 8TH AVENUE SOUTH;
    THENCE SOUTHERLY ALONG SAID EAST LINE TO THE NORTH LINE OF THE SOUTHWEST QUARTER OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER;
    THENCE EASTERLY ALONG SAID NORTH LINE TO THE EAST LINE OF THE WEST QUARTER OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER;
    THENCE SOUTHERLY ALONG SAID EAST LINE TO THE NORTH LINE OF THE SOUTH 521.5 FEET OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER;
    THENCE EASTERLY ALONG SAID NORTH LINE A DISTANCE OF 5.99 FEET TO THE EAST LINE OF THE WEST 330.00 FEET OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER;
    THENCE SOUTHERLY ALONG SAID EAST LINE OF THE WEST 330.00 FEET OF SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER TO AN INTERSECTION WITH THE NORTH LINE OF THE SOUTH 440.00 FEET OF SAID SUBDIVISION;
    THENCE EASTERLY ALONG SAID NORTH LINE TO THE POINT OF BEGINNING.


    Parkwest Property:
    -----------------

    That certain real property situated in the County of Bexar, State of Texas, and described as follows:

    Lot 18, Block 6, New City Block 16249, Parliament Square Subdivision, an addition to the City of San Antonio, Bexar County, Texas according to the map or plat thereof, recorded in, Volume 8700, Page 3-4, Deed and Plat Records of Bexar County, Texas.


    San Miguel Property:
    -------------------

    That certain real property situated in the City of Newport Beach, County of Orange, State of California, and described as follows:

    PARCEL A:

                                     C-A-6

    PARCEL 2, IN THE CITY OF NEWPORT BEACH, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 25, PAGE 1 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

    EXCEPTING THEREFROM ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM, ANY OTHER MATERIAL RESOURCES AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE CONVEYED HEREBY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES; WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED IN THE DEED BY THE IRVINE COMPANY RECORDED FEBRUARY 26, 1992 AS INSTRUMENT NO. 92-112906, OF OFFICIAL RECORDS.

    ALSO EXCEPTING THEREFROM ANY AND ALL WATER, RIGHTS OR INTERESTS THEREIN, NO MATTER HOW ACQUIRED BY GRANTOR, AND OWNED OR USED BY GRANTOR IN CONNECTION WITH OR WITH RESPECT TO THE LAND, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM THE LAND OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER, RIGHTS OR INTERESTS ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, LITTORAL, PERCOLATING, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL; BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF THE LAND IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED BY THE IRVINE COMPANY, RECORDED FEBRUARY 26, 1992 AS INSTRUMENT NO. 92-112906, OF OFFICIAL RECORDS.

    PARCEL B:

    NONEXCLUSIVE EASEMENTS AS SET FORTH IN THAT CERTAIN INSTRUMENT ENTITLED "DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS" RECORDED NOVEMBER 14, 1991 AS DOCUMENT NO. 91-621555, IN THE OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.


    Seattle Property:
    ----------------

    That certain real property situated in the County of King, State of Washington, and described as follows:

    PARCEL A:

                                     C-A-7

    THE SOUTH 220.0 FEET OF THE NORTH 660.0 FEET, AS MEASURED ALONG THE WEST LINE, OF THE WEST 396.0 FEET OF THE EAST 426.0 FEET, AS MEASURED ALONG THE NORTH LINE, OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON.

    PARCEL B:

    LOTS 2, 3 AND 4, KING COUNTY, SHORT PLAT NUMBER 1276045, RECORDED UNDER RECORDING NUMBER 7703290859, IN KING COUNTY, WASHINGTON, BEING A PORTION OF:

    THAT PORTION OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

    BEGINNING AT A POINT ON THE WESTERLY MARGIN OF 16TH AVENUE SOUTH (MILLER
    ROAD) 30 FEET WEST AND 660 FEET SOUTH (AS MEASURED ALONG THE WESTERLY MARGIN OF 16TH AVENUE SOUTH) OF THE NORTHEAST CORNER OF SAID SUBDIVISION;
    THENCE SOUTH ALONG THE WESTERLY MARGIN OF 16TH AVENUE SOUTH A DISTANCE OF 330 FEET;
    THENCE WEST PARALLEL WITH THE NORTH LINE OF SAID SUBDIVISION A DISTANCE OF 460 FEET;
    THENCE NORTH PARALLEL WITH THE EAST LINE OF SAID SUBDIVISION A DISTANCE OF 175 FEET;
    THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID SUBDIVISION A DISTANCE OF 64 FEET;
    THENCE NORTH PARALLEL WITH THE EAST LINE OF SAID SUBDIVISION A DISTANCE OF 155 FEET;
    THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID SUBDIVISION A DISTANCE OF 396 FEET TO THE POINT OF BEGINNING.

    TOGETHER WITH AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES OVER THE NORTH 15 FEET OF LOT 1 OF SAID SHORT PLAT, AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9007260541, IN KING COUNTY, WASHINGTON.

    PARCEL C:

    TRACT 12, MOORE'S FIVE ACRE TRACTS, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 9 OF PLATS, PAGE(S) 28, IN KING COUNTY, WASHINGTON;
    EXCEPT THE WEST 75 FEET THEREOF; AND
    EXCEPT PORTION THEREOF CONDEMNED IN KING COUNTY SUPERIOR COURT CAUSE NO. 174527 FOR STREET PURPOSES; AND
    EXCEPT THE SOUTH 200 FEET THEREOF.

    PARCEL D:

    THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF
    SECTION 4, TOWNSHIP 22 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON;

                                     C-A-8

    EXCEPT THE NORTH 30 FEET THEREOF CONVEYED TO KING COUNTY FOR ROAD BY DEED RECORDED UNDER RECORDING NUMBER 4838302; AND

    EXCEPT THAT PORTION APPROPRIATED FOR A PUBLIC PARK BY DECREE ENTERED FEBRUARY 16, 1972, IN KING COUNTY SUPERIOR COURT CAUSE NO. 740450;

    TOGETHER WITH EASEMENT FOR INGRESS AND EGRESS AS GRANTED UNDER INSTRUMENT RECORDED UNDER RECORDING NUMBER 8609160568, IN KING COUNTY, WASHINGTON.


    Thousand Oaks Property:
    ----------------------

    That certain real property situated in the County of Bexar, State of Texas, and described as follows:

    Lot 3, Block 1, New City Block 16158, Thousand Oaks, Unit 1, an addition to the City of San Antonio, Bexar County, Texas according to the map or plat thereof, recorded in, Volume 9400, Page 167, Deed and Plat Records of Bexar County, Texas.


    Waterhouse Property:
    -------------------

    That certain real property situated in the City of Beaverton, County of Washington, State of Oregon, and described as follows:

    PARCEL I:

    Lots 188, 189 and 215, WATERHOUSE No. 4, in the City of Beaverton, Washington County, Oregon, EXCEPTING from Lot 188 all minerals, coal, carbons, hydrocarbons, oil, gas, chemical elements and compounds whether in solid, liquid or gaseous forms and all steam and other forms of thermal energy, as reserved by the Corporations of the Presiding Bishop of the Church of Jesus Christ of Latter-Day Saints by deed recorded December 14, 1984, as Recorder's Fee No. 84048347, Washington County Deed Records.

    PARCEL II:

    Non-exclusive easements for pedestrian and vehicular access and for construction and maintenance of a wall over Tracts S and T of Waterhouse No. 4, as set forth in instrument recorded January 6, 1992, Recorder's Fee No. 92000652, Washington County Deed Records.

                                     C-A-9

                                   EXHIBIT B

                        SCHEDULE OF ASSUMED INDEBTEDNESS


    1. That certain loan made by The Travelers Insurance Company with a current principal balance of approximately $3,011,000 encumbering the Champions Property and evidenced and/or secured by the following documents:

     (a) Promissory Note dated October 27, 1988 in the original principal amount of Three Million Two Hundred Thirty Thousand Dollars ($3,230,000), executed by Jersey Associates, as maker, in favor of Travelers;

     (b) Deed of Trust and Security Agreement dated October 27, 1988, executed by Jersey Associates, as grantor, for the benefit of Travelers, as mortgagee; and

     (c) Assumption Agreement dated November 30, 1992 by and among Jersey Associates, Travelers and Transferor.


    2. Those certain loans made by Metropolitan Federal Savings and Loan Association with a total current principal balance of approximately $4,754,000 encumbering the Seattle Property and described as follows:

     (a) Loan No. 01-51038790; evidenced and/or secured by: (i) a promissory note dated November 17, 1988, in the original principal amount of $809,505.96, (ii) a deed of trust dated November 17, 1988, recorded in the Official Records of King County, Washington, as Instrument No. 8812130901, and (iii) an Assignment of Leases and Rents dated November 17, 1988, recorded in the Official Records of King County, Washington, as Instrument No. 8812130902;

     (b) Loan No. 01-51038936; evidenced and/or secured by: (i) a promissory note dated November 17, 1988, in the original principal amount of $698,654.01, (ii) a deed of trust dated November 17, 1988, recorded in the Official Records of King County, Washington, as Instrument No. 8812121228, and (iii) an Assignment of Leases and Rents dated November 17, 1988, recorded in the Official Records of King County, Washington, as Instrument No. 8812121229;

     (c) Loan No. 01-51039185; evidenced and/or secured by: (i) a promissory note dated November 17, 1988, in the original principal amount of $2,347,077.12, (ii) a deed of trust dated November 17, 1988, recorded in the Official Records of King County, Washington, as

                                     C-B-1

          Instrument No. 8812091071, and (iii) an Assignment of Leases and Rents dated November 17, 1988, recorded in the Official Records of King County, Washington, as Instrument No. 8812091072; and

     (d) Loan No. 01-51038930; evidenced and/or secured by: (i) a promissory note dated November 17, 1988, in the original principal amount of $953,811.55, (ii) a deed of trust dated November 17, 1988, recorded in the Official Records of King County, Washington, as Instrument No. 8812091067, and (iii) an Assignment of Leases and Rents dated November 17, 1988, recorded in the Official Records of King County, Washington, as Instrument No. 8812091068.


    3. That certain loan in favor of Kearny Street Real Estate Company with a current principal balance of approximately $8,060,000 encumbering the Waterhouse Property and evidenced and/or secured by the following documents:

     (a) Promissory Note dated May 18, 1992 in the original principal amount of Eight Million One Hundred Forty Thousand Dollars ($8,140,000), executed by Transferor, as maker, in favor of Security Pacific Savings Bank ("Security);

     (b) Commercial Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents dated May 18, 1992, executed by Transferor, as grantor, for the benefit of Security, as beneficiary;

     (c) Loan Agreement dated May 18, 1992 by and between Transferor, as borrower, and Security, as Lender; and

     (d) Unsecured Indemnification Agreement dated May 18, 1992 by and between Transferor, as borrower, and Security, as Lender.

                                     C-B-2

                                   EXHIBIT C

                       FORM OF CLOSING PROCEDURES LETTER



                                 ______________
                                      ____
                                    1 9 ____


    Chicago Title Insurance Company
    825 North Broadway
    Santa Ana, California  92701
    Attention:  Ms. Margie DiDonato

          Re: Property Transfer Agreement dated November 15, 1993, (the "TRANSFER AGREEMENT") by and between Santa Anita Realty Enterprises, Inc., a Delaware corporation ("TRANSFEROR") and Pacific Gulf Properties Inc., a Maryland corporation ("TRANSFEREE"); Your Order Nos.: 115964, 115972, 115966, 115967,
               115973, 115970, 115963, 115968, 115971 and 115969 (Escrow No.
                                               -----------------------------
               94027-MD)
               ------------------

    Ladies and Gentlemen:

          Please refer to the Transfer Agreement, a copy of which is being delivered to you with this letter. Except as otherwise defined herein, all initially-capitalized terms used herein shall have the same meaning given such terms in the Transfer Agreement.

          This letter shall constitute your instructions with respect to the "Funds" and "Documents" described herein.

    A.  DELIVERY OF FUNDS.
        -----------------

          On or before ___________, 1994 (the "CLOSING DATE"), Transferee shall wire-transfer to you the Closing Funds (the "FUNDS").

    B.  DELIVERY OF DOCUMENTS.
        ---------------------

          1. DELIVERY OF RECORDATION DOCUMENTS. On or before the Closing Date, Transferor shall deliver to you one fully executed and acknowledged original of each of the following documents (the "RECORDATION DOCUMENTS"):

                                     C-C-1

               (A) A Deed for each of the Real Properties other than the Washington Properties (the "DEEDS"); and

               (B) The Assignment of Leases for each of the Real Properties other than the Washington Properties (the "ASSIGNMENTS").

          2. TRANSFEROR'S DELIVERY OF NON-RECORDATION DOCUMENTS. On or before the Closing Date, Transferor shall deliver to you one fully executed original of each of the following documents (the "NON-RECORDATION DOCUMENTS"):

               (A) Pay-off letters or demands (the "PAY-OFF LETTERS") from the then record holders or claimants of any encumbrance or monetary lien affecting the Property, other than the Assumed Indebtedness, stating the cash amount required to be paid and where and to whom such amount is to be paid in order to satisfy and discharge of record such encumbrances.

          3. DELIVERY AND APPROVAL OF CLOSING STATEMENT. On or before the Closing Date, you shall prepare and Transferor and Transferee shall approve and execute a closing statement showing the source and application of funds received by you and the costs and expenses incurred in connection herewith (the "CLOSING STATEMENT").

          4. DEFINITION OF DOCUMENTS. As used herein, "DOCUMENTS" shall mean, collectively, the Recordation Documents, the Non-Recordation Documents and the Closing Statement.

     C.  CONDITIONS TO CLOSING.
         ---------------------

      The Funds shall not be disbursed and the Documents shall not be recorded or delivered to any person or entity until each of the following conditions is satisfied:

     1. You have received the Funds and are unconditionally and irrevocably prepared to wire the same in accordance with Paragraph D hereof.
                                                       -----------

     2. You have received the Documents and are unconditionally and irrevocably prepared to record the Recordation Documents in accordance with Paragraph D hereof.
               -----------

     3. You are unconditionally and irrevocably committed to issue the Title Policies described on Schedule 1 attached hereto.
                                ----------

     4.   You have received the Written Authorization to Close.

                                     C-C-2

     5. You have received originally executed Preliminary Change of Ownership Reports with respect to the Applewood Property and San Miguel Property, along with any and all transfer declarations or disclosure documents, duly executed by the appropriate parties, required in connection with the Deeds by any state, city or county agency having jurisdiction over the Real Property or the transactions contemplated hereby.

     6. You have received all the necessary information for filing the form then required to be filed pursuant to Section 6045 of the Internal Revenue Code (the "INFORMATION RETURN") with respect to the transactions contemplated by the Transfer Agreement and you are unconditionally and irrevocably prepared to file the same. Transferee and Transferor hereby agree, as between themselves, to cooperate in providing any information within their possession or control that is necessary for filing. The purchase and sale of the Real Property is the sale of "reportable real estate" within the meaning of U.S. Treasury Regulations Section 1.605-4 (the "REGULATIONS").

          YOU ARE THE "REAL ESTATE REPORTING PERSON" WITHIN THE MEANING OF THE REGULATIONS AND SHALL MAKE ALL REPORTS TO THE FEDERAL GOVERNMENT AS REQUIRED BY THE REGULATIONS.

     D.   CLOSING.  If the conditions specified in Paragraph C above are
          -------                                  -----------
    satisfied on or before the Closing Date, then you shall immediately deliver to Transferee and Transferor a written confirmation of such satisfaction in the form of Schedule 2 hereto (which confirmation shall evidence your
                ----------
    agreement to immediately take or cause to be taken the actions hereinafter specified), and thereafter you shall immediately:

     1.   Record the Recordation Documents in the order listed in Paragraph B(1)
                                                                  --------------
          above.

     2. Wire the respective amounts due to third parties (e.g., lien holders) under the Closing Statement in accordance with the respective instructions (the "THIRD PARTY INSTRUCTIONS") from such third parties.

     3. Wire the amount due Transferor, if any, under the Closing Statement in accordance with wiring instructions delivered to you by Transferor.

     4. Issue the Title Policies and deliver the same to Transferee, c/o O'Melveny & Myers, at the address specified in Paragraph E hereof,
                                                         -----------
          within 20 working days.

                                     C-C-3

     5. File the Informational Return and all other filings and reports required pursuant to the Regulations and deliver copies of the same to Transferee, c/o O'Melveny & Myers, at the address specified in Paragraph E hereof, within 3 working days.
          -----------

     E.   DELIVERY OF DOCUMENTS.  As soon as they are available, please deliver
          ---------------------
(1) the recorded original of each of the Recordation Documents, and (2) the originals of the Documents other than the Recordation Documents to O'Melveny
& Myers, 610 Newport Center Drive, Suite 1700, Newport Beach, California
92660, Attention:  Kevin L. Sherry, Esq.

     F.   CLOSING COSTS.  All closing costs incurred in carrying out your duties
          -------------
under this letter are to be billed in accordance with Section 6.1 of the
                                                      -----------
Transfer Agreement.

     G.  INVESTMENT OF FUNDS.
         -------------------

          1. TRANSFEREE'S FUNDS. As soon as you receive any portion of the Funds, you shall notify Transferee of such fact. If Transferee gives you written instructions to do so, you shall invest the Funds in treasury bills (or such other short-term investment as may be authorized by Transferee) for the benefit of Transferee. The interest accrued on the Funds shall be delivered to Transferee upon the closing (or, if sooner, from time to time upon the written request of Transferee).

     H.   CANCELLATION OF INSTRUCTIONS.  Notwithstanding anything to the
          ----------------------------
contrary herein, if the conditions specified in Paragraph C hereof are not
                                                -----------
satisfied on or before the Closing Date, then, if you receive written instructions to cancel this transaction from either of the undersigned, the instructions set forth in Paragraphs A through E above shall be deemed
                          ------------         -
cancelled, you shall immediately return the Funds (and any interest thereon) to Transferee and you shall return the Documents on the next business day thereafter to Transferor.

     I.   LIMITATION OF LIABILITY.  You are acting solely as closing agent, and
          -----------------------
you shall be liable solely for your failure to comply with the terms of this letter. The foregoing will not limit your liability as title insurer under the terms of the Title Policies (such liability being in accordance with the terms of such title insurance coverage).

     J.   EXECUTION BY COUNTERPARTS.  This letter of instructions may be
          -------------------------
executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same letter of instructions.

     K.   INTERPLEADER.  Transferee and Transferor expressly agree that if they
          ------------
give you contradictory instructions, you shall

                                     C-C-4
    have the right, at your election, to file an action in interpleader requiring the Transferee and Transferor to answer and litigate their several claims and rights between themselves and you are authorized to deposit with the clerk of the court all documents and funds held by you. In the event such action is filed, Transferee and Transferor agree to pay your cancellation charges and costs, expenses and reasonable attorneys' fees which you are required to expend or incur in the interpleader action, the amount thereof to be fixed and judgment therefor to be rendered by the court. Upon the filing of such an action, you shall be fully released and discharged from all obligations to perform further any duties or obligations imposed hereunder.

                             Very truly yours,

                             "TRANSFEREE"

                             PACIFIC GULF PROPERTIES INC.,
                             a Maryland corporation



                             By:  ____________________________
                                  Its:  _______________________


                             "TRANSFEROR"

                             SANTA ANITA REALTY ENTERPRISES, INC.,
                             a Delaware corporation



                             By:  ____________________________
                                  Its:  _______________________



    ACCEPTED AND AGREED TO
    as of the date first
    above written:

    CHICAGO TITLE INSURANCE COMPANY


    By:  ___________________________

         Its: ______________________

                                     C-C-5

                                   SCHEDULE 1
                             FORM OF TITLE POLICIES

                                     C-C-6

                                   SCHEDULE 2
                         CONFIRMATION BY TITLE COMPANY


                               ___________, 199_



    Pacific Gulf Properties Inc.
    c/o O'Melveny & Myers
    610 Newport Center Drive
    Suite 1700
    Newport Beach, California 92660
    Attention:  Kevin L. Sherry, Esq.

          Re: Property Transfer Agreement dated November 15, 1993, (the "TRANSFER AGREEMENT") by and between Santa Anita Realty Enterprises, Inc., a Delaware corporation ("TRANSFEROR") and Pacific Gulf Properties Inc., a Maryland corporation ("TRANSFEREE"); Our Order Nos.: 115964, 115972, 115966, 115967,
               115973, 115970, 115963, 115968, 115971 and 115969 (Escrow No.
                                               -----------------------------
               94027-MD)
               ---------

    Ladies and Gentlemen:

          Please refer to that certain letter (the "LETTER OF INSTRUCTIONS") captioned "CLOSING PROCEDURE LETTER", dated as of _______________, 1994, from Transferor and Transferee to the undersigned.

          Pursuant to Paragraph D of the Letter of Instructions, we hereby
                      -----------
    confirm that each of the conditions to disbursement and recordation set forth in Paragraph C of the Letter of Instructions has been satisfied.
             -----------

                             Very truly yours,

                             CHICAGO TITLE INSURANCE COMPANY



                             By:  __________________________

                                  Its:  ____________________

                                     C-C-7

                                   EXHIBIT D

                                  FORM OF DEED


    Recording Requested By:

    When Recorded Return To:

    O'Melveny & Myers
    610 Newport Center Drive
    Suite 1700
    Newport Beach, California  92660

    Mail Tax Statements To:

    Pacific Gulf Properties Inc.
    ____________________________
    ____________________________


                                   GRANT DEED
                               [California Form]


    The undersigned grantor(s) declare(s):

    Documentary Transfer Tax is $_______________
    ( ) Computed on full value of property conveyed, or ( ) Computed on full value less value of liens and encumbrances remaining at time of sale.
    (  ) Unincorporated area:  (  ) City of ___________; and

    FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, SANTA ANITA REALTY ENTERPRISES, INC., a Delaware corporation ("GRANTOR"), hereby GRANTS to PACIFIC GULF PROPERTIES INC., a Maryland corporation, the following described real property in the County of ______________, State of ____________:

              The real property described on Schedule 1 attached hereto and made
                                             ----------
              a part hereof, together with all improvements and fixtures located thereon or attached thereto.

    This conveyance is made and accepted expressly subject to the matters more particularly described on Schedule 2 attached hereto and made a part hereof.
                              ----------

                                     C-D-1

    IN WITNESS WHEREOF, Grantor has executed this instrument as of _____________, 19__.


                             SANTA ANITA REALTY ENTERPRISES, INC.,
                             a Delaware corporation



                             By:    _________________________________

                             Name:  _________________________________

                             Title: _________________________________


                                     C-D-2

                                   SCHEDULE 1
                               LEGAL DESCRIPTION

                                     C-D-3

                                   SCHEDULE 2
                              PERMITTED EXCEPTIONS

                                     C-D-4

                                   EXHIBIT E

                     FORM OF WRITTEN AUTHORIZATION TO CLOSE

                                ________________
                                     _____
                                    1 9 ___


    Chicago Title Insurance Company
    825 North Broadway
    Santa Ana, California  92701
    Attention:  Ms. Margie DiDonato

          Re: Property Transfer Agreement dated November 15, 1993, (the "TRANSFER AGREEMENT") by and between Santa Anita Realty Enterprises, Inc., a Delaware corporation ("TRANSFEROR") and Pacific Gulf Properties Inc., a Maryland corporation ("TRANSFEREE"); Your Order Nos.: 115964, 115972, 115966, 115967,
               115973, 115970, 115963, 115968, 115971 and 115969 (Escrow No.
                                               -----------------------------
               94027-MD)
               ---------

    Ladies and Gentlemen:

          You are hereby authorized to comply with the instructions delivered to you in our Closing Procedure Letter dated ___________, 1994.

          Please confirm your receipt hereof and compliance with the aforementioned instructions by contacting, via telephone, either Steven L. Edwards, Esq., at (714) 669-7903 or Kevin L. Sherry, Esq., at (714) 669-7935.

                                   "TRANSFEREE"

                                   PACIFIC GULF PROPERTIES INC.,
                                   a Maryland corporation


                                   By:  ____________________________
                                        Its: _______________________


                                   "TRANSFEROR"

                                   SANTA ANITA REALTY ENTERPRISES, INC.,
                                   a Delaware corporation


                                   By:  ____________________________
                                        Its: _______________________

                                     C-E-1

                                   EXHIBIT D

                  Exceptions to Representations and Warranties
                  --------------------------------------------



None.

                                   EXHIBIT E

                       LIST OF PRELIMINARY TITLE REPORTS
                       ---------------------------------

Applewood Property:
- ------------------

That certain Preliminary Title Report dated as of July 9, 1993 issued by Chicago Title Insurance Company under Order No. 800099-2, as amended by that certain Supplemental Report dated as of November 1, 1993.

Champions Property:
- ------------------

That certain Commitment for Title Insurance dated as of January 28, 1994 issued by Chicago Title Insurance Company under Commitment No. 44-901-80-182603.

Fultons Crossing/Fultons Landing:
- --------------------------------

That certain Commitment for Title Insurance dated as of July 13, 1993 issued by Chicago Title Insurance Company under Order No. 361350, as amended by (a) that certain Supplemental Commitment No. 1 dated as of November 22, 1993, (b) that certain Supplemental Commitment No. 2 dated as of December 2, 1993, and (c) that certain Supplemental Commitment No. 3 dated as of February 1, 1994.

Logans Mill Property:
- --------------------

That certain Commitment for Title Insurance dated as of July 7, 1993 issued by Chicago Title Insurance Company under GF No. 93072414-BT.

Lora Lakes/Holly Ridge:
- ----------------------

That certain Commitment for Title Insurance dated as of July 16, 1993 issued by Chicago Title Insurance Company under Order No. 282974, as amended by (a) that certain Supplemental Commitment No. 1 dated as of August 4, 1993, and (b) that certain Supplemental Commitment No. 2 dated as of December 3, 1993.

Parkwest Property:
- -----------------

That certain Commitment for Title Insurance dated as of November 23, 1993 issued by Chicago Title Insurance Company under Commitment No. 44-905-80-934191.

San Miguel Property:
- -------------------

That certain Preliminary Title Report dated as of July 9, 1993 issued by Chicago Title Insurance Company under Order No. 802300-

2, as amended by that certain Supplemental Report dated as of December 10, 1993.

Seattle Property:
- ----------------

That certain Commitment for Title Insurance dated as of July 15, 1993 issued by Chicago Title Insurance Company under Order No. 282973, as amended by (a) that certain Supplemental Commitment No. 1 dated as of August 2, 1993, (b) that certain Supplemental Commitment No. 2 dated as of November 11, 1993, and (c) that certain Supplemental Commitment No. 3 dated as of December 3, 1993.

Thousand Oaks Property:
- ----------------------

That certain Commitment for Title Insurance dated as of November 23, 1993 issued by Chicago Title Insurance Company under Commitment No. 44-905-80-934192.

Waterhouse Property:
- -------------------

That certain First Supplemental Title Report dated November 30, 1993 issued by Chicago Title Insurance Company under Order No. 114843.

                                   EXHIBIT F

                          Material Service Agreements
                          ---------------------------


                                 Contract With      Dated     Term
                               ------------------  -------  --------
1.  Lor Lakes/Holly Ridge
       Satellite TV Hookup     Satellite Scanners           15 Years
2.  Park West
       Laundry Contract        Sharp Laundry       8/20/90  10 Years
3.  Logans
       Laundry Contract        Quick Wash          6/14/86  10 Years
4.  Summit at Thousand Oaks
       Laundry Contract        Quick Wash          7/30/92  10 Years

                                   EXHIBIT G

                     Form of Registration Rights Agreement
                     -------------------------------------

                         REGISTRATION RIGHTS AGREEMENT



          This REGISTRATION RIGHTS AGREEMENT is made as of the 1st day of February, 1994 by and between PACIFIC GULF PROPERTIES INC., a Maryland corporation ("COMPANY"), and SANTA ANITA REALTY ENTERPRISES, INC., a Delaware corporation ("INVESTOR").


                              W I T N E S S E T H
                              -------------------

          WHEREAS, Company is acquiring certain assets of Investor in exchange for unregistered shares of its common stock, par value $.01 per share, and certain other consideration, pursuant to that certain Purchase and Sale Agreement, dated as of November 15, 1993, by and between Company and Investor (the "PURCHASE AND SALE AGREEMENT"); and

          WHEREAS, Company intends to issue shares of its common stock in an initial public offering; and

          WHEREAS, pursuant to the Purchase and Sale Agreement, Company has agreed to provide Investor with certain registration rights as set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS.

          1.1  "Agreement" means this Registration Rights Agreement, as
                ---------
originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

          1.2 "Business Day" means any day on which the New York Stock Exchange
               ------------
is open for trading.

          1.3 "Company" means Pacific Golf Properties Inc., a Maryland
               -------
corporation.

          1.4  "Current Per Share Market Price" means at any date of
                ------------------------------
determination (i) the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the common stock of Company is listed or admitted to trading or (ii) if the common stock of Company is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System.

          1.5 "Company Offering" has the meaning set forth in Section 3.1(e).
               ----------------

          1.6  "Eligible Securities" means all or any portion of the
                -------------------
unregistered shares of common stock, par value $.01 per share, of Company acquired by Investor pursuant to the Purchase and Sale Agreement, and any shares of the common stock of Company issued with respect thereto.

          As to any proposed offer or sale of Eligible Securities, such securities shall cease to be Eligible Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act, (ii) such securities are permitted to be distributed pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act or are otherwise freely transferable to the public without registration pursuant to Section 4(1) of the Securities Act to be confirmed in a written opinion of counsel to Company addressed to Investor, or (iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer under the Securities Act shall have been delivered by Company and such securities shall be freely transferrable to the public without registration under the Securities Act.

          1.7  "Information Blackout" has the meaning set forth in
                --------------------
Section 4.3(a).

          1.8  "Investor" means Santa Anita Realty Enterprises, Inc.,
                --------
a Delaware corporation.

          1.9  "Lock-up Period" means the period during which, by agreement with
                --------------
Alex Brown & Sons, Incorporated, Prudential Securities Incorporated and Crowell Weedon & Co., as representatives of the several underwriters, Investor has agreed not to sell its shares, which period expires on February 9, 1995, unless earlier terminated by such representives.

          1.10  "Other Securities" has the meaning set forth in Section 3.2.
                 ----------------

          1.11 "Person" means an individual, a partnership (general or limited),
                ------
corporation, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

          1.12 "Purchase and Sale Agreement" has the meaning set forth in the
                ---------------------------
introductory statements to this Agreement.

          1.13 "Registration Expenses" means all expenses incident to Company's
                ---------------------
performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of Company's counsel and accountants in connection with the registration of Eligible Securities; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or duplicating any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities; (iv) all expenses in connection with the qualification of Eligible Securities for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys;
(v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Eligible Securities; and (vi) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange on which securities of the same class are then listed, provided, however, that Registration Expenses with
                            --------
respect to any registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Eligible Securities, transfer taxes applicable to Eligible Securities, amounts payable pursuant to
Section 6.1(b), or except as specifically described above in clause (iv), any fees or expenses of counsel, if any, to Investor or counsel, if any, to underwriters, or any expenses of any underwriter.

          1.14  "Sales Blackout Period" has the meaning set forth in
                 ---------------------
Section 4.3(a)(ii).

          1.15  "SEC" means the Securities and Exchange Commission.
                 ---

          1.16  "Securities Act" means the Securities Act of 1933, as amended,
                 --------------
and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

                                  ARTICLE II

                      EFFECTIVENESS OF REGISTRATION RIGHTS
                      ------------------------------------

          2.1  Effectiveness of Registration Rights.  This Agreement shall
               ------------------------------------
become effective on the date the Lock-up Period expires or is terminated. The rights granted Investor herein are subject to Article VII of the Purchase and Sale Agreement dated as of November 15, 1993 by and between Company and Investor.

                                  ARTICLE III

                              REGISTRATION RIGHTS
                              -------------------

          3.1  Requested Registration and Notice.  Upon written notice from
               ---------------------------------
Investor requesting that Company effect the registration under the Securities Act of all or part of the Eligible Securities held by such Investor, which notice shall specify the number of Eligible Securities intended to be disposed of by Investor and the intended method or methods of disposition of such Eligible Securities, Company will use all reasonable efforts to effect (at the earliest possible date) the registration, under the Securities Act, of such Eligible Securities for disposition in accordance with the intended method or methods of disposition stated in such request, provided that:
                                               --------

          (a) if Company shall have previously effected a registration with respect to Eligible Securities pursuant to this Section 3.1, Company shall not be required to effect any further registration hereto until a period of three hundred sixty (360) days shall have elapsed from the lapsing of effectiveness of the most recent such previous registration;

          (b) Company shall have the right to include in any registration statement filed pursuant to the request of Investor securities of Company being sold for the account of Company;

          (c) Company will not be required to effect any registration pursuant to this Section 3.1 if the aggregate proposed public offering price of the Eligible Securities, calculated by multiplying the number of shares of Eligible Securities proposed to be offered in such offering by the Current Per Share Market Price on the date of such notice, intended to be disposed of by Investor thereby is less than (i) $5,000,000, or (ii), if the acquistion by Company of the limited partnership interests owned by Investor in Baldwin Industrial Properties, Ltd., a California limited partnership, pursuant to the Purchase and Sale Agreement does not occur by November 30, 1994 and Investor is disposing of its interest in all Eligible Securities owned beneficially by it, $2,500,000;

          (d) Company will not be required to effect more than three registrations pursuant to this Section 3.1 (counting for these purposes only registrations which have been declared or ordered effective, and which have not been cancelled pursuant to Section 4.3(b));

          (e)  if, upon receipt of a registration request pursuant to this
     Section 3.1, Company is advised in writing (with a copy to Investor) by an investment banking firm selected by Company (and approved by Investor) to act as lead underwriter in connection with a public offering of securities by Company that, in such firm's opinion, a registration at the time and on the terms requested would materially adversely affect such public offering of securities by Company (other than an offering in connection with employee benefit and similar plans) (a "COMPANY OFFERING") that had been contemplated by Company prior to the notice by Investor requesting registration, Company shall not be required to effect a registration pursuant to this Section 3.1 until the earliest of (i) three months after the completion of such Company Offering, (ii) the termination of any "black out" period, if any, required by the underwriters to be applicable to Investor in connection with such Company Offering and agreed to in writing by Investor, (iii) promptly after abandonment of such Company Offering or
     (iv) four months after the date of such written notice from Investor requesting registration;

          (f) if, while a registration request is pending pursuant to Section 3.1, Company determines in the good faith judgment of the Board of Directors of Company, with the advice of counsel, that the filing of a registration statement would require the disclosure of non-public material information the disclosure of which would have a material adverse effect on Company or would otherwise adversely affect a material financing, acquisition, disposition, merger or other comparable transaction, Company shall deliver a certificate to such effect signed by its President or any Vice President to Investor and Company shall not be required to effect a registration pursuant to this Section 3.1 until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) 60 days after Company makes such good faith determination; and

          (g) No registration of Eligible Securities under this Section 3.1 shall relieve Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Section 3.2.

          3.2  Incidental Registration and Notice.  If Company proposes to
               ----------------------------------
register any shares of common stock or other securities issued by it having terms substantially similar to Eligible Securities ("OTHER SECURITIES") for public sale under the Securities Act (whether proposed to be offered for sale by Company or by any other Person) on a form and in a manner which would permit registration of Eligible Securities for sale to the public under the Securities Act, it will give prompt written notice to Investor of its intention to do so, and upon the written request of Investor delivered to Company within fifteen (15) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by Investor), Company will use all reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible Securities which Company has been so requested to register by Investor, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered, provided that:
            --------

          (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, Company shall determine for any reason not to register the Other Securities, Company may, at its election, give written notice of such determination to Investor and thereupon Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in
     Section 3.3);

          (b) Company will not be required to effect any registration pursuant to this Section 3.2 if Company shall have been advised in writing (with a copy to Investor) by a nationally recognized independent investment banking firm selected by Company to act as lead underwriter in connection with the public offering of securities by Company that, in such firm's opinion, a registration at that time would materially and adversely affect Company's own scheduled offering; and

          (c) Company shall not be required to effect any registration of Eligible Securities under this Section 3.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit plans.

          3.3  Registration Expenses.  Company (as between Company and Investor)
               ---------------------
shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article 3.

                                 ARTICLE IV

                            REGISTRATION PROCEDURES.

          4.1  Registration and Qualification.  If and whenever Company is
               ------------------------------
required to use all reasonable efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Article 3, Company will as promptly as is practicable:

          (a) prepare, file and use all reasonable efforts to cause to become effective a registration statement under the Securities Act regarding the Eligible Securities to be offered;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by Investor set forth in such registration statement or the expiration of nine months after such registration statement becomes effective;

          (c) furnish to Investor and to any underwriter of such Eligible Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as Investor or such underwriter may reasonably request;

          (d) use all reasonable efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Investor or any underwriter of such Eligible Securities shall reasonably request, and do any and all other acts and things which may be reasonably requested by Investor or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;

          (e) use all reasonable efforts to list the Eligible Securities on each national securities exchange on which the common stock of Company is then listed (if such Eligible Securities have not been previously listed), if the listing of such securities is then permitted under the rules of such exchange;

          (f) (i) in the case of an underwritten offering, furnish to the underwriters, addressed to them, an opinion of counsel for Company, dated the date of the closing under the underwriting agreement, and (ii) use all reasonable efforts to furnish to Investor, a "comfort letter" signed by the independent public accountants who have certified Company's financial statements included in such registration statement, addressed to them, each such document covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities; and

          (g) at any time when a prospectus relating to a registration pursuant to Article 3 hereof is required to be delivered under the Securities Act, immediately notify Investor of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of Investor prepare and furnish to Investor as many copies of a supplement to or an amendment of such prospectus as Investor may request so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Company may require Investor to furnish Company such information regarding Investor and the distribution of such securities as Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.

          4.2  Underwriting.  (a)  In the event that any registration pursuant
               ------------
     to Section 3.2 hereof shall involve,
     in whole or in part, an underwritten offering, Company may require Eligible Securities requested to be registered pursuant to Section 3.2 to be included in such underwriting on the same terms and conditions as shall be applicable to any Other Securities being sold through underwriters under such registration. Notwithstanding the foregoing, Investor may elect, in writing at least one day prior to the effective date of the registration statement filed in connection with such registration, not to register Investor's Eligible Securities in connection with such registration.

          (b) If requested by the underwriters for any underwritten offering of Eligible Securities pursuant to a registration requested hereunder, Company will enter into and perform its obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in
     Article 6 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 4.1(f).

          (c) Investor shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Company to and for the benefit of such underwriters shall also be made to and for the benefit of Investor. Such agreement shall also contain such representations and warranties by Investor and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in
     Article 6.

          4.3  Blackout Periods.  (a) At any time when a registration statement
               ----------------
     effected pursuant to Section 3.1 relating to Eligible Securities is effective, upon written notice from Company to Investor that Company determines in the good faith judgment of the Board of Directors of Company, with the advice of counsel, that Investor's sale of Eligible Securities pursuant to the registration statement would require disclosure of non-public material information the disclosure of which would have a material adverse effect on Company (an "INFORMATION BLACKOUT"), Investor shall suspend sales of Eligible Securities pursuant to such registration statement until the earlier of:

          (i) (A) the date upon which such material information is disclosed to the public or ceases to be material or

          (B) 60 days after Company makes such good faith determination, and

          (ii) such time as Company notifies Investor that sales pursuant to such registration statement may be resumed (the number of days from such suspension of sales by Investor until the day when such sales may be resumed hereunder is hereinafter called a "SALES BLACKOUT PERIOD").

          (b) Any delivery by Company of notice of an Information Blackout during the ninety (90) days immediately following effectiveness of any registration statement effected pursuant to Section 3.1 hereof shall give Investor the right, by written notice to Company within twenty (20) Business Days after the end of such blackout period, to cancel such registration and obtain one additional registration right under Sections 3.1(a) and 3.1(d).

          (c) If there is an Information Blackout and the Investor does not exercise its cancellation right, if any, pursuant to (b) above, or, if such cancellation right is not available, the time period set forth in Section 4.1(b) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

          4.4  Qualification for Rule 144 Sales.  Company will take all actions
               --------------------------------
reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) so as to enable Investor to sell Eligible Securities without registration under the Securities Act and, upon the written request of Investor, Company will deliver to Investor a written statement as to whether it has complied with such filing requirements.

                                   ARTICLE V

                     PREPARATION; REASONABLE INVESTIGATION.
                     -------------------------------------

          5.1  Preparation; Reasonable Investigation.  In connection with the
               -------------------------------------
preparation and filing of each registration statement registering Eligible Securities under the Securities Act, Company will give Investor and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Investor and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                                 ARTICLE VI

                       INDEMNIFICATION AND CONTRIBUTION.
                       --------------------------------

          6.1  Indemnification and Contribution.  (a)  In the event of any
               --------------------------------
registration of Eligible Securities hereunder, Company will enter into customary indemnification arrangements to indemnify and hold harmless Investor, its directors and officers, and each Person who controls any of such Persons, each Person who participates as an underwriter in the offering or sale of such securities, and each Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Company will promptly reimburse each such Person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided that
                                                               --------
Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Company by Investor expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Investor or any such Person and shall survive the transfer of such securities by Investor. Company also shall agree to make provision for contribution as shall be reasonably requested by Investor or any underwriters in circumstances where such indemnity is held unenforceable.

          (b) Investor, by virtue of exercising its registration rights hereunder, agrees and undertakes to enter into customary indemnification arrangements to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this Article VI) Company, each director of Company, each officer of Company who shall sign such registration statement, each Person who participates as an underwriter in the offering or sale of such securities and each person, if any, who controls Company or any such underwriter within the meaning of the

Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by Investor to Company expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Company or any such director, officer or controlling Person and shall survive the transfer of the registered securities by Investor and the expiration of this Agreement. Investor also shall agree to make provision for contribution as shall be reasonably requested by Company or any underwriters in circumstances where such indemnity is held unenforceable.

                                  ARTICLE VII

                        TRANSFER OF REGISTRATION RIGHTS.
                        -------------------------------

          7.1  Transfer of Registration Rights.  Investor may not transfer the
               -------------------------------                ---
registration rights granted hereunder to any other Person.

                                  ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

          8.1  Captions.  The captions or headings in this Agreement are for
               --------
convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.

          8.2  Severability.  If any clause, provision or section of this
               ------------
Agreement shall be invalid or unenforceable, the invalidity or unenforceability of such clause, provision or section shall not affect the enforceability validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.

          8.3  Governing Law.  This Agreement shall be construed and enforced in
               -------------
accordance with the internal laws of the State of California, without reference to its rules as to conflicts or choice of laws.

          8.4  Modification and Amendment.  This Agreement may not be changed,
               --------------------------
modified, discharged or amended, except by an instrument signed by all of the parties hereto.

          8.5  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be an original, but all of which together shall constitute one and the same instrument.

          8.6  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

          8.7  Notices.  All notices, requests, demands, consents and other
               -------
communications required or permitted to be given pursuant to this Agreement shall be in writing and delivered by hand, by overnight courier delivery service or by certified mail, return receipt requested, postage prepaid. Notices to Investor shall be made to the address listed on the stock transfer records of Company. Notices to Company shall be made to the address for Company specified on the signature page hereof, or to such other address as shall be designated by Company in a written notice to Investor complying as to delivery with the terms of this Section 8.7.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.

                                 PACIFIC GULF PROPERTIES INC.



                                 By:___________________________________
                                    Name:
                                    Title:

                                 Address:  363 San Miguel Drive, Suite 100
                                           Newport Beach, California 92660
                                           Attention: Chief Executive Officer

                                 SANTA ANITA REALTY ENTERPRISES, INC.



                                 By:___________________________________
                                    Name:
                                    Title:

                                 Address:  285 W. Huntington Drive
                                           Arcadia, California 91006
                                           Attention: Chief Executive Officer

                                   EXHIBIT H

                          Form of Management Agreement
                          ----------------------------


                              MANAGEMENT AGREEMENT


          THIS MANAGEMENT AGREEMENT (the "AGREEMENT") is made and entered into as of February 17, 1994, by and between SANTA ANITA REALTY ENTERPRISES, INC., a Delaware corporation ("OWNER"), and PACIFIC GULF PROPERTIES INC., a Maryland corporation ("MANAGER").

                                    RECITALS

     A. Owner is the owner of the real properties, together with all improvements now or hereafter constructed thereon, described on EXHIBIT A attached hereto (individually, a "PROPERTY" and, collectively, the "PROPERTIES").

     B. Immediately prior to the formation of Manager and the transfer by Owner to Manager of ownership of certain properties, certain of the executive and other staff of Manager were employed by Owner and, in such capacity, were engaged in the management and operation of the Properties.

     C. Certain personnel in the employ of Owner engaged in the management of the Properties will remain in Owner's employ.

     D. Certain of the Properties are managed by unrelated joint venture partners of Owner pursuant to the terms of the partnership or joint venture agreements with such parties.

     E. To assist Owner in the transition of management and operation of the Properties, Manager has agreed to provide certain interim management functions in connection with the Properties on behalf of Owner, including maintaining the books and records of Owner and supervising Owner's Employees in connection with management and operation of the Properties, upon the terms and conditions set forth herein.

          NOW THEREFORE, Owner and Manager agree as follows:

                                   ARTICLE 1
                                    AGENCY

     Owner hereby appoints Manager as the manager of the Properties, and Manager hereby accepts such appointment, upon the terms set forth herein. This appointment is subject and subordinate to any existing management agreements with any unrelated third party for any of the Properties (an "EXISTING
MANAGER").   The parties agree that certain employees of Owner currently engaged in management of the Properties shall remain employees of Owner, and shall remain engaged in their respective capacities, but shall be subject to the supervision and direction of Manager. These employees are identified on EXHIBIT C attached hereto (the "OWNER'S EMPLOYEES").

                                   ARTICLE 2
                               TERM OF AGREEMENT

     The term of this Agreement (the "TERM") shall commence on February 18, 1994 (the "COMMENCEMENT DATE") and shall continue for a period of one (1) year thereafter, unless sooner terminated as provided in Article 3 below.

                                   ARTICLE 3
                                  TERMINATION

          3.1 TERMINATION FOLLOWING SALE OF A PROPERTY. In the event Owner sells, conveys, exchanges or otherwise transfers a Property, Owner may elect to terminate this Agreement as to such Property by written notice to Manager, with such termination to be effective concurrently with such transfer. The termination of this Agreement pursuant to this Section 3.1 with respect to any Property shall not alter the effectiveness of this Agreement with respect to any other Property.

          3.2 TERMINATION WITH NOTICE. Owner shall have the right to terminate this Agreement for any reason during the term hereof upon thirty (30) days prior written notice to Manager.

          3.3 TERMINATION OF PARTICULAR DUTIES. Owner shall have the right to terminate this Agreement as to any of the particular duties of Manager set forth herein upon ten (10) days prior written notice to Manager. The termination of any particular duties of Manager under this Agreement pursuant to this Section
3.3 shall not alter the effectiveness of this Agreement with respect to any other duties of Manager set forth herein.

          3.4 FINAL ACCOUNTING. Upon termination of this Agreement with respect to any Property, Manager shall deliver to Owner:

          (a) a final accounting, setting forth the balance of income and expenses of such Property as of the date of termination, to be delivered within thirty (30) days after such termination;

          (b) any balance of funds of Owner or tenants applicable to such Property which are in the possession or control of Manager, to be delivered upon the effective date of such termination; and

          (c) all records, contracts, leases, receipts for deposits, unpaid bills, keys, paid invoices, tenant correspondence files and other papers or documents which pertain to such Property which are in the possession or control of Manager, to be delivered no later than the date of such termination. Manager may, at its expense, retain copies of any of the foregoing documents (excluding keys) for its records.

          3.5 CONTINUED OBLIGATIONS OF OWNER. Upon the termination of this Agreement with respect to any Property for any reason, Owner shall remain obligated to Manager for any unpaid Fees earned by Manager pursuant to Section
10.1 through the date of termination, which Fees shall be paid to Manager within twenty (20) days after the effective date of such termination.

                                   ARTICLE 4
                       BUDGETS, ACCOUNTING AND REPORTING

          4.1 BUDGET. A budget for each Property and for all combined operations of Owner for the period commencing on the Commencement Date and ending on December 31, 1994, has been previously prepared by Manager and approved by Owner. With respect to the calendar year beginning on January 1, 1995, Manager shall assist Owner in the preparation of a proposed budget for each Property for the promotion, operation, repair and maintenance of such Property and for all combined operations of Owner for the forthcoming year commencing on January 1 and ending on December 31 (the "APPROVED BUDGET"). Each proposed budget shall include a current year forecast of operating revenues and expenses for each applicable Property and for all combined operations of Owner. Owner may, from time to time, upon written notice to Manager, modify the discretionary components of any Approved Budget.

          4.2 OPERATION IN ACCORDANCE WITH BUDGET. Manager shall use its best efforts to assist Owner in the operation of the Properties so that the actual costs of maintaining and operating each Property do not exceed the amounts agreed upon in the Approved Budget. Any material change to an Approved Budget which are within Manager's reasonable control shall be subject to the prior written approval of Owner in its sole discretion. All expenses must be charged to the proper account on an Approved Budget and no expense may be classified or reclassified for the purpose of avoiding an excess in the annual budgeted amount of any accounting category. Manager shall not, without the prior written approval of Owner (a) disburse any amounts attributable to items not reflected in an Approved Budget, except in the case of an emergency situation threatening imminent injury to persons, damage to property or interruption of essential services to tenants, or (b) make any expenditure which will cause either a total Approved Budget to be exceeded or the amounts allocated to the any individual category in such Approved Budget to be exceeded.

          4.3 BOOKS OF ACCOUNT. Manager shall establish and maintain adequate and separate books and records for each Property with entries supported by supporting documentation sufficient to allow Owner to ascertain their accuracy. Unless otherwise directed by Owner, such books and records shall be maintained by Manager and made available to Owner at any time upon request of Owner. Manager shall maintain and safeguard such books and records at Manager's office or at such other location as may be approved by Owner.

          4.4  FINANCIAL REPORTS.

          (A) MONTHLY PROPERTY REPORTS. Manager shall prepare and deliver to Owner no later than the thirtieth (30th) day following each calendar month, in customary form, a statement of income and expenses for each Property for the preceding month, prepared on a cash basis and accompanied by supporting summaries of adjusting journal entities, bank reconciliations applicable to the most recent statements prepared by the banks handling the funds of such Property, an analysis of prepaid rent, if any, for such Property and such other financial statements or reports as Owner may reasonably require. Manager shall notify Owner, on a monthly basis, of all rental arrearages that in its judgment are properly written off as uncollectible.

          (B) MONTHLY CORPORATE REPORTS. Manager shall prepare and deliver to Owner no later than the thirtieth (30th) day following each calendar month, in customary form, a statement of profit and loss and a balance sheet for all Owner's operations for the preceding month, prepared on an accrual basis in accordance with generally accepted accounting principles.

          (C) ANNUAL REPORTS. Manager shall prepare and deliver to Owner no later than May 1, 1994, in customary form, a statement of profit and loss and a balance sheet for all Owner's operations for the preceding year, prepared on an accrual basis in accordance with generally accepted accounting principles. In addition, no later than April 1, 1994, Manager shall prepare customary work sheets and schedules for use by Owner's independent auditors in the preparation of the annual audited financial statements of Owner.

          (D) CORPORATE FILINGS. Manager shall assist Owner in the preparation of all filings required under applicable federal and state securities laws in connection with Owner's operations, including Owner's annual 10-K and quarterly 10-Q reports, in such time as to ensure the timely and complete filing of such reports and information.

          (E) EXTENSION OF TIME. The time for performance by Manager of any duty imposed by this Section 4.4 shall be extended for any period of time attributable to delay in obtaining required information or reports from any of the Existing Managers.

          4.5 SUPPORTING DOCUMENTATION. As additional supporting documentation for the financial statements and reports required under Section 4.4, to the extent maintained by Manager at Owner's request, if requested by Owner, Manager shall make available to Owner with respect to each Property, (a) all bank statements and bank deposit slips; (b) detailed cash receipts and disbursement records; (c) detailed trial balance for receivables and payables and billed and unbilled revenue items; (d) paid invoices; (e) appropriate details of accrued expenses and property records; and (f) information necessary for preparation of Owner's tax returns, including a description and statement of amounts expended in connection with repairs, capital improvements, taxes, leases and professional fees. In all events, Manager shall provide to Owner supporting documentation for time charges of Manager's employees engaged in providing services under this Agreement.

          4.6 TAX RETURNS OF OWNER. Manager shall assist Owner in the preparation of all federal and state income tax returns required in connection with Owner's operations.

                                   ARTICLE 5
                            OWNER'S RIGHT TO AUDIT

          5.1 RIGHT TO AUDIT. Owner, or its designees, may examine all books, records and files maintained by Manager in connection with the Properties, if any. Owner may perform any audit or investigation relating to Manager's activities in connection with the Properties.

                                   ARTICLE 6
                         LEASING AND SALES ACTIVITIES

          6.1 MANAGER'S LEASING AND SALES OBLIGATIONS. To the extent such activities are not properly within the purview and responsibility of an Existing Manager for a Property, Manager shall supervise the efforts of Owner's Employees to lease or, as Owner may from time to time direct, sell each of the Properties. Except for the Fee set forth in Section 10.1, Manager shall receive no leasing or sales fee or commission. Manager's obligations in connection with leasing and sales of the Properties, to the extent such activities are not properly within the purview and responsibility of an Existing Manager for a Property, shall include the following:

          (a) Manager shall assist Owner in the hiring of third party brokers or leasing agents to undertake the rental of all rental space within the Properties which are vacant during the term of this Agreement.

          (b) Manager shall supervise and assist Owner's Employees in connection with negotiation of renewals of leases with existing tenants in any of the Properties.

          (c) In leasing any portion of any Property, Manager shall utilize only a standard lease form approved by Owner for such type of property, with no material modifications thereto, and shall submit recommended leases to Owner for execution, accompanied by a summary of all material deviations from the approved standard form of lease for the Property. Manager shall require each prospective tenant to submit financial information sufficient to allow Manager to verify the ability of such prospective tenant to perform its obligations under its lease.

          (d) Manager shall from time to time, but not less often than once per calendar quarter, submit to Owner, for its approval, recommended rental rates for each Property. Owner shall, at its option, give written notice of its approval of such recommendations or of such other rental rates which Owner desires to establish for any Property or Properties. The failure by Owner to notify Manager, in writing, of its approval or disapproval of such recommended rental rates shall be deemed to be Owner's approval thereof. In no event shall Manager deviate from the rental rates established by Owner for the Properties, unless approved by Owner.

          (e) Manager shall assist Owner in selling all or any portion of any Property as directed by Owner, including the hiring of third party brokers or sales agents in connection with such proposed sales. Manager shall assist or, if requested by Owner, act as Owner's representative, in negotiating the terms of such sale; provided, however, that the final terms of any such sale, and the form of the purchase agreement, shall be subject to Owner's approval and execution.

                                   ARTICLE 7
                            MANAGEMENT OF PROPERTIES

          7.1 DUTIES OF MANAGER; STANDARDS. To the extent such activities are not properly within the purview and responsibility of an Existing Manager for a Property, Manager shall supervise Owner's Employees in the management and maintenance of the Properties in an efficient and professional manner consistent with the standards currently in effect for such Property and in accordance with recognized standards of the property management industry and in compliance with such standards and practices as are prevalent in the geographic area where the applicable Property is located, having due regard for the age and physical condition of such Property. In addition, Manager shall review and advise Owner in respect of management, leasing and operation of each Property managed by an Existing Manager, including review and analysis of reports prepared by such Existing Manager.

          7.2 COLLECTION OF INCOME. Manager shall collect and identify, or assist Owner's Employees in the collection and identification of, all rental income and other income due Owner from services provided to tenants or the public, including the use of parking, storage, and vending or any other machines. All funds received by Manager for or on behalf of Owner shall be deposited in a bank designated by Owner in the applicable Revenue Account.

          7.3 PROPERTY MAINTENANCE. Manager shall supervise Owner's Employees to ensure the making of all ordinary repairs and alterations of the Properties, subject to and within the limitations of the Approved Budget for the applicable Property.

          7.4 CAPITAL IMPROVEMENTS. Manager shall supervise Owner's Employees in connection with all capital improvements to the Properties pursuant to plans and specifications approved by Owner, as are included in the applicable Approved Budget or are otherwise approved by Owner, as well as all remodeling and refurbishing of tenant premises as approved by Owner in connection with the requirements of tenant leases. Manager shall make recommendations, select contractors and follow such bid procedures as are required by Owner in writing from time to time and shall supervise all such work to obtain compliance with contract requirements and applicable law.

          7.5 MAINTENANCE. Manager shall supervise Owner's Employees to ensure that all required utility services and other operation, landscaping and maintenance services are provided to the Properties. Manager shall supervise Owner's Employees to ensure the purchase and maintenance at or for each Property of all necessary supplies. Owner shall be credited with any rebates, refunds, allowances and discounts allowed to Manager in connection with the purchase of such supplies and services.

          7.6 SERVICE CONTRACTS. All contracts for services or supplies in connection with any of the Properties shall be reviewed and recommended for execution by Manager, and shall include a provision for early termination in the event of a sale or exchange of a Property by Owner. Manager shall advise Owner if any recommended contract which would cause the total Approved Budget or the amounts allocated to major categories to exceed the limits set forth in the Approved Budget. If directed by Owner, Manager shall execute such contracts on behalf of Owner as its attorney-in-fact.

          7.7 PAYMENT OF EXPENSES. If requested by Owner, Manager shall pay from the applicable Operating Account all operating expenses of the Properties, and all bills for payments due under mortgages and ground leases with respect to each Property, all real estate, personal property and improvement taxes and assessments due with respect to each Property and insurance premiums for insurance coverage carried by Owner with respect to each Property. Owner shall be responsible for prosecuting the appeal of any property tax assessment for any Property and the payment of all costs incurred in connection therewith; provided, however, that if requested by Owner, Manager shall assist Owner in connection with any such appeal. Notwithstanding the foregoing, Manager's responsibilities under this Section 7.7 shall not extend to matters requiring any expenditure of funds unless such funds are provided by Owner.

          7.8 NOTICES. Subject to the other provisions of this Agreement, at Owner's expense, Manager shall use its best efforts to advise Owner of all actions required to comply with all Federal, State and municipal laws, ordinances, regulations and orders related to the leasing, use, operation, repair and maintenance of the Properties, including state or federal fair housing laws, rules and regulations, and the rules, regulations or orders of the applicable local Board of Fire Underwriters or other similar body. Manager shall, if requested by Owner, direct and supervise the prompt cure of any violation of any such law, ordinance, rule, regulation or order, at Owner's expense. Manager shall furnish to Owner, upon receipt by Manager, each notice or order affecting a Property, including any notice from any taxing or other governmental authority and notice of violation of any requirement or order issued by any Board of Fire Underwriters or other similar body against a Property or Owner, any notice of default or otherwise from the holder of any mortgage or deed of trust on, or any notice of renewal, termination or cancellation of any insurance policy for, a Property. Notwithstanding the foregoing, Manager's responsibilities under this Section 7.8 shall not extend to matters requiring the expenditure of funds unless such funds are provided by Owner.

          7.9 PERMITS AND LICENSES. Manager shall, at Owner's expense, arrange for the obtaining and renewal of all business licenses affecting the Properties.

          7.10 CONSULTANTS. Manager shall, at Owner's expense, engage counsel and cause such legal proceedings to be instituted and prosecuted in an expeditious manner as may be necessary to enforce payment of rent and compliance with leases with respect to, or to dispossess tenants from, any Property. Manager shall use legal counsel approved by Owner to institute such actions and all settlement negotiations.

          7.11 FINANCING OF PROPERTIES. Manager hereby agrees, as directed by Owner, to act as Owner's representative in negotiations with financial institutions and other lenders in connection with the acquisition, negotiation and administration of financing for any Property. Manager agrees that, with respect to the Medical Office Building identified on EXHIBIT A, the foregoing activities by Manager shall be at no cost to Owner. Manager further agrees to assist Owner in any negotiation of renewals, extensions or new bank lines of credit for Owner's operations.

          7.12 ARCADIA PROPERTY. If requested by Owner, Manager shall assist Owner in the preparation and analysis of a plan of development for the Property (the "Arcadia Property") set forth on EXHIBIT B hereto.

                                   ARTICLE 8
                                 BANK ACCOUNTS

          8.1 REVENUE ACCOUNT. Manager shall deposit all income and other funds collected by Manager, if any, from the operation of the Properties in a special bank account established by Owner (the "REVENUE ACCOUNT") in the name of Owner or as Owner may designate. Manager shall have no authority to withdraw funds from the Revenue Account.

          8.2 OPERATING ACCOUNT. Owner shall establish a bank account with respect to each or all of the Properties, which account (the "OPERATING ACCOUNT") shall be used for the payment of all costs and expenses of Owner in connection with the Properties. Manager shall have the authority to withdraw funds from the Operating Account to fulfill its obligations under this Agreement, but shall otherwise have no right, title or interest in such funds. Following written notification from Manager of projected cash requirements for the respective Property, Owner shall maintain in the Operating Account an amount sufficient to pay all budgeted expenses for each month in a timely manner. Manager shall pay from the Operating Account the operating expenses of the respective Property and any other required payments applicable to such Property, as set forth in this Agreement.

          8.4 SECURITY DEPOSIT ACCOUNT. If applicable law requires a segregated account for tenant security deposits, Manager shall advise Owner who shall open with respect to the Properties a separate interest bearing account (the "DEPOSIT ACCOUNT") in Owner's name at a bank selected by Owner. Manager shall deposit all security deposits which it receives on behalf of Owner, if any, in such Deposit Account in accordance with applicable law. Manager shall maintain for Owner detailed records of all security deposits for each Property.

          8.5 CHANGE OF BANKS. Owner may change a depository bank or any depository arrangements.

                                   ARTICLE 9
                                   INSURANCE

          9.1 INSURANCE. Manager shall assist and advise Owner with respect to obtaining all insurance required hereunder. All insurance described under this
Article 9 shall be maintained with insurance carriers licensed and approved to do business in the state in which the applicable Property is located, having a general policyholders' rating of not less than an "A" and financial rating of not less than "X" in the most current Best's Insurance Report. In no event shall such insurance be terminated or allowed to lapse prior to termination of this Agreement or such longer period as may be specified herein, unless such terminated or lapsed insurance is immediately replaced by substitute insurance meeting the requirements of this Article 9. Each policy shall be subject to approval by Owner.

          9.2  REQUIRED POLICIES.

          (a) WORKERS' COMPENSATION INSURANCE. Workers' Compensation Insurance, including Employer's Liability, at a minimum limit approved by Owner, for all Owner's Employees. Such insurance shall be in accordance with the requirements of the applicable State Workers' Compensation Insurance Laws in effect from time to time.

          (b) COMPREHENSIVE GENERAL LIABILITY INSURANCE. Comprehensive General Liability Insurance on an "occurrence" basis, with acceptable deductibles, with a combined single limit for bodily injury and property damage approved by Owner, covering Operations, Independent Contractors, Products and Completed Operations, Contractual Liability, Broad Form Property Damage, Severability of Interest and Cross Liability clauses, Personal Injury for Groups of Offenses A, B, and C with exclusion (c) deleted, and Explosion, Collapse and Underground hazards (X,C,U). The limits of liability of the insurance coverage specified in this Section 9.2(b) may be provided by any combination of primary and excess liability insurance policies. The Comprehensive General Liability Insurance shall, on a primary basis, name Manager as an additional insured for claims.

          (c) AUTOMOBILE LIABILITY INSURANCE. Owned, hired and non-owned automobile liability insurance covering all use of all automobiles, trucks and other motor vehicles utilized by Owner, with a combined single limit for bodily injury and property damage approved by Owner in each such policy.

          (D) COMPREHENSIVE CRIME INSURANCE. If requested by Owner, either a policy of comprehensive crime insurance or a fidelity bond in an amount not less than Fifty Thousand Dollars ($50,000) per occurrence for any of Manager's employees and Owner's Employees who may handle funds or property in connection with any of the Properties to provide coverage to protect Owner.

          (E) ALL RISK INSURANCE. "All Risk" Insurance covering loss or damage to the Properties, with such deductibles as Owner shall determine in its sole discretion. arising out of Owner's negligence.

          9.3 COMPLIANCE WITH REPORTING PROCEDURES. Manager shall comply with Owner's accident reporting procedures, which may be modified from time to time upon written notice to Manager; shall notify Owner immediately upon learning of any loss, damage or injury occurring on any Property; and shall not take any action (such as an admission of liability) which might bar Owner from obtaining any protection afforded by any insurance policy of Owner or which might prejudice Owner in defending a claim based on any loss, damage or injury. Manager shall cooperate with Owner in the disposition of claims, including furnishing all available information to Owner and Owner's insurers.

          9.4 WAIVER OF SUBROGATION. Owner and Manager hereby waive all rights against each other for damages caused by fire and other perils and risks to the extent covered by policies of insurance required to be maintained hereunder.

          9.5 INSURED. Each policy of insurance required hereunder shall include the following definition of the named insured: "Santa Anita Realty Enterprises, Inc., a Delaware corporation, and its officers, directors, agents, servants, employees, divisions, subsidiaries, partners, shareholders and affiliated companies, as named insureds." In addition, each policy of insurance required hereunder shall include as a co-insured party Manager and its officers, directors, agents, servants, employees, divisions, subsidiaries, partners, shareholders and affiliated companies.

          9.6 COSTS OF INSURANCE. The cost of all insurance required to be carried by this Agreement shall be borne by Owner and any premiums for such insurance paid by Manager, if any, shall be reimbursed by Owner to Manager promptly upon demand. The premiums for Worker's Compensation Insurance attributable to and covering Manager's officers, directors or personnel shall be borne by Manager.

          9.7 CLAIMS PROCEDURES. In the event an incident occurs or any legal action or other claim (a "THIRD PARTY CLAIM") is asserted by a third party against Owner as the result of an alleged injury or loss sustained on the Properties during the term hereof, Manager shall, promptly after receipt of actual knowledge of such Third Party Claim, investigate same and submit a report to Owner in accordance with Owner's accident reporting procedures. All costs of the investigation, settlement and defense of any claim, and any judgments and other costs related to any such claim shall be borne by Owner, to the extent not borne by the insurer.

          9.8 INSURANCE AUDIT; REFUNDS. Any insurance dividends earned or returned premiums applicable to the policies required to be carried hereunder at Owner's expense shall be refunded by Manager to Owner immediately upon receipt thereof.

                                   ARTICLE 10
                            COMPENSATION OF MANAGER

          10.1 FEES. Manager shall be paid monthly during the term hereof a fee (the "Management Fee") equal to the hourly rate of each of Manager's employees multiplied by the number of hours spent by such employees in connection with the performance of Manager's duties hereunder during said month, except to the extent expressly provided otherwise in this Agreement. The applicable hourly rates are set forth on EXHIBIT D attached hereto. Manager's monthly reports shall identify by Property the time spent by each of Manager's employees in performing its duties under this Agreement.

          10.2 PAYMENT. The Fee payable pursuant to Section 10.1 shall be calculated and paid monthly and such amounts shall be shown in Manager's submission of its monthly accounting to Owner. Manager is hereby authorized to debit the Fee directly from the Operating Account. In the event there shall not be sufficient funds in a respective Operating Account to pay the Fee, Owner shall promptly pay to Manager, upon submission of Manager's monthly accounting, any such amounts due to Manager.

          10.3 FEE LIMITATION. Notwithstanding any provision to the contrary contained in this Agreement, in the event that the loss incurred by Owner in connection with the sale of certain real properties to Manager pursuant to the terms of that certain Purchase and Sale Agreement dated as of November 15, 1993 (the "Purchase and Sale Agreement"), including the Baldwin Loss, exceeds Eleven Million Dollars ($11,000,000), Manager shall have no right to receive any compensation under the terms of this Agreement until such time as the Management Fees due hereunder equal the amount by which the loss exceeds Eleven Million Dollars (the "EXCESS LOSS"), and the Management Fees shall be payable only to the extent that they exceed the amount of the Excess Loss. If Management Fees are paid pursuant to this Article 10 prior to the time that the Excess Loss is finally determined, Manager shall return any such Management Fees to the extent the Excess Loss as determined exceeds the amount of any unpaid Management Fees. For purposes of this Section 10.3, Baldwin Loss means a loss incurred by Owner in connection with the sale of certain real properties to Manager pursuant to the Purchase and Sale Agreement resulting from the failure of the Baldwin Closing Date (as such term is defined in the Purchase and Sale Agreement) to occur, but only if the conditions to such Baldwin Closing Date have been satisfied, or, if they have not been satisfied, the failure to satisfy any such condition is due to a material breach of a representation, warranty or covenant under the Purchase and Sale Agreement by Manager.

                                   ARTICLE 11
                              PAYMENT OF EXPENSES

          11.1 NON-REIMBURSABLE COSTS. The following expenses or costs incurred by or on behalf of Manager in connection with the management and leasing of any Property shall be at the sole cost and expense of Manager and shall not be reimbursed by Owner:

          (a) cost of electronic data processing hardware and software, including repair and maintenance expenses related thereto, located at Manager's office and used for preparation of reports, information and returns to be prepared by Manager under the terms of this Agreement; and

          (b) cost of electronic data processing provided by computer service companies for preparation of reports, information and returns to be prepared by Manager under the terms of this Agreement.

                                   ARTICLE 12
                               GENERAL PROVISIONS

          12.1 INDEPENDENT CONTRACTOR. It is expressly understood and agreed that Manager will act as an independent contractor in the performance of its duties and responsibilities set forth in this Agreement. No provisions hereunder shall be intended to create a partnership or a joint venture between Owner and Manager with respect to any Property or otherwise, and neither party shall have the power to bind or obligate the other party, except as expressly set forth in this Agreement.

          12.2 INDEMNIFICATION. Owner hereby agrees to indemnify, defend and hold Manager and its officers, directors, agents, servants, employees, divisions, subsidiaries, partners, shareholders and affiliated companies (collectively, the "INDEMNIFIED PARTIES") harmless from and against all damage, loss, liability, claim or expense incurred by reason of the performance of Manager's obligations and duties under and in accordance with the terms and conditions of this Agreement.

          Owner further agrees to indemnify, defend and hold the Indemnified Parties harmless from and against all damage, loss, liability, claim or expense arising out of or incurred by the Indemnified Parties as a result of (i) the past, present or future presence of any Hazardous Substance on, under or above the Property, whether by means of a release of Hazardous Substance upon the Property or the migration of Hazardous Substances from adjacent properties, and
(ii) any violation of any law, rule or regulation, whether now existing or hereafter established relating to Hazardous Substances or the environment, and relating to the Property or the activities carried out upon the Property. "HAZARDOUS SUBSTANCES" shall mean any chemical, substance, material, object, condition, waste, living organism, or combination thereof which is or may be hazardous to human health or safety or to the environment due to its ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, radioactivity, mutagenicity, infectiousness, reproductive toxicity, or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls, and all other chemicals, substances, materials, objects, conditions, wastes, living organisms, or combinations thereof which are now listed, defined or regulated in any manner by any law, rule or regulation protecting health or the environment and based upon, directly or indirectly, such properties or effects.

          12.3 NOTICES. All notices, demands and reports provided for in this Agreement shall be in writing and shall be personally served or sent by certified mail, postage prepaid and return receipt requested, to the parties at their respective addresses for notice set forth following their signatures to this Agreement or to such other address as either may provide to the other by written notice. For purposes of this Agreement, notices will be deemed to have been "given" upon personal delivery thereof or three (3) business days after having been deposited in the United States mail, postage prepaid and properly addressed.

          12.4 BROKERS. Manager shall cooperate with any leasing or sales broker retained by Owner to permit the broker to exhibit the subject Property during reasonable business hours. At Owner's request, Manager's duties shall also include, but shall not be limited to, using diligent efforts to obtain, at Owner's expense, tenant estoppel certificates from tenants within such Property.

          12.5 ATTORNEYS' FEES. In any judicial action between the parties to enforce any of the provisions of this Agreement or any right of any party under this Agreement, regardless of whether such action or proceeding is prosecuted to judgment and in addition to any other remedy, the unsuccessful party shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees (including fees and charges attributable to legal assistants or other non-attorney personnel performing services under the supervision of an attorney), incurred by the prevailing party.

          12.6 ASSIGNMENT. Manager may not voluntarily or involuntarily, directly or indirectly, sell, assign, hypothecate, pledge or otherwise transfer or dispose of all or any portion of its interest in this Agreement to any third party without the prior written consent of Owner, which may be withheld in Owner's sole and absolute discretion. Any such attempted sale, assignment, hypothecation, pledge or other transfer without such consent shall be void.

          12.7 AMENDMENTS. All amendments to this Agreement shall be in writing and executed by Owner and Manager.

          12.8 ENTIRE AGREEMENT. This Agreement and the Exhibits attached hereto and made a part hereof comprise the entire agreement of the parties with respect to the transaction described herein.

          12.9 GOVERNING LAW. This Agreement is executed and shall be governed by and construed in accordance with the laws of the State of California.

          12.10 THIRD-PARTY DISPUTES. Should any claim, demand, action or other legal proceeding arising out of matters covered by this Agreement be made or instituted by any third party against a party to this Agreement, the other party to this Agreement shall furnish such information and reasonable assistance in defending such proceeding as may be reasonably requested by the party against whom such proceeding is brought. The requesting party shall pay the reasonable and customary expenses incurred by the other party in complying with any such request.

          12.11 CONFLICTS. Manager shall at all times disclose to Owner conflicts of interest relating to the performance by Manager of its duties, responsibilities and actions pursuant to this Agreement. Without limiting the generality of the foregoing, Manager shall disclose any affiliation of Manager with any vendor rendering services or supplying materials to any Property. Any contract with such a vendor shall be entered into on an arms-length basis and for fair market value. Manager shall disclose to Owner any conflict-of-interest in connection with Manager's negotiations with prospective tenants or vendors of any Property.

          12.12 GIFTS. Manager agrees not to accept any "gift" from vendors employed in connection with any Property, other than gratuities of nominal value received in the ordinary course of business. Manager shall not, on Owner's behalf or in connection with the services being rendered under this Agreement, provide any "gift" to or otherwise entertain any "public official" or any other person required under California law to file a Statement of Economic Interest. The term "public official" means every member, officer, employee or consultant of a state or local agency. The term "gift", as used herein, includes any service or merchandise of any kind, discounts on merchandise or services, meals and other entertainment expenses and all other transfers of cash or any other item of value. Under no circumstances shall Owner be deemed to have waived the provisions of this Section as to a specific gift unless the waiver is in writing and signed by two (2) authorized officers of Owner.

          12.13 CONFIDENTIALITY. Manager shall hold confidential any information which Manager receives in connection with the performance of its obligations hereunder and which concerns Owner or its operations or business and shall not disclose all or any portion of such information to any third party, except for such disclosures as are necessary to perform Manager's obligations hereunder or are required by law, any governmental agency or by any proposed lender or mortgagee of any Property.

          12.14 SUBORDINATION TO MORTGAGES. Manager acknowledges and agrees that it has no right, title or interest in any Property, and its rights hereunder are expressly subordinate to the right, title and interest of the holder of any mortgage or deed of trust encumbering any such Property, whether the lien of such mortgage or deed of trust attaches to such Property before or after the execution or effectiveness of this Agreement. Manager agrees to acknowledge any assignment by Owner of the Property Income to any lender as security for a loan by such lender to Owner. In the event that any Property is transferred as a result of a foreclosure of any mortgage or deed of trust covering such Property or pursuant to a deed in lieu of foreclosure, Manager may, at its sole option, at any time thereafter, terminate this Agreement by written notice of termination to the then owner of such Property.

          12.15  HAZARDOUS SUBSTANCES.

          (A) To the extent such activities are not properly within the purview and responsibility of an Existing Manager for a Property, Manager shall take all steps necessary or appropriate to supervise Owner's Employees to: (i) ensure that spills or dumping of Hazardous Substances that occur on any

Property are reported to agencies and cleaned up in accordance with applicable regulatory requirements; (ii) inform Owner immediately of any spills or dumping of Hazardous Substances that occur on any Property; and (iii) establish and maintain a recordkeeping system for information concerning Hazardous Substances on any Property.

          (B) In the event Manager discovers the existence of any Hazardous Substances on any Property, Manager shall immediately notify Owner. Manager shall immediately notify Owner of any notice received by Manager from any governmental authority of any actual or threatened violation of any applicable laws, regulations or ordinances governing the use, storage or disposal of any Hazardous Substances and shall assist with Owner in responding to such notice and correcting or contesting any alleged violation.

          (C) If the presence, use or on-site or off-site disposal or transport of Hazardous Waste on, to, under, from or about such Property results in any spills or releases any injury to any person, or any injury or damage to such Property, or if Manager, Owner, or any governmental entity reasonably suspects that any such spills, injury or damage has occurred or is likely to occur, Manager shall promptly: (i) notify Owner; (ii) if such spill, injury or damage has occurred, assist Owner to obtain all permits and approvals necessary to remove such Hazardous Waste or otherwise remedy any suspected problem; (iii) if such spill, injury or damage has occurred, assist Owner in supervising the removal of such Hazardous Substances and remedy any associated problems by appropriate consultants or contractors, in accordance with applicable legal requirements and good business practices; and (iv) if such spill, injury or damage is likely to occur, assist Owner in taking all measures reasonably necessary to prevent such spill, injury or damage.

          (D) Manager shall have no authority or control to make decisions on behalf of Owner concerning (i) the use of Hazardous Substances upon the Property, (ii) the disposal of Hazardous Substances generated upon the Property or that become located upon the Property, or (iii) the clean-up and abatement of Hazardous Substances from the Property. All decisions concerning the foregoing activities shall be made by Owner and any assistance that Manager provides to Owner in implementing such decisions shall be solely administrative in nature.

          12.16 PROPOSITION 65 COMPLIANCE. Manager shall supervise Owner's Employees to assist Owner in complying with the terms of Section 25249.5 et seq. of the California Health and Safety Code and all rules and regulations promulgated pursuant thereto, as such statute, rules and regulations may
hereafter be amended ( "PROPOSITION 65").   Manager shall, promptly upon receipt
of knowledge thereof, notify Owner of the existence on the site of any Property of any "hazardous substance" (as defined under Proposition 65), notice of the existence of which has not been given to tenants of such Property.

          IN WITNESS WHEREOF, Owner and Manager have executed this Management Agreement as of the day and year first above written.


MANAGER:

PACIFIC GULF PROPERTIES INC.,
a Maryland corporation



By:  _________________________
     Glenn L. Carpenter
     President



Address for Notice:

363 San Miguel Drive
Suite 100
Newport Beach, CA 92660-7805
Attn: Glenn L. Carpenter

OWNER:

SANTA ANITA REALTY ENTERPRISES, INC., a Delaware corporation



By:  _________________________

     Its:  ___________________



Address for Notice:

285 West Huntington Drive
Post Office Box 808
Arcadia, CA 91066-0808
Attn:  Stephen F. Keller

                                   EXHIBIT A

                         DESCRIPTION OF THE PROPERTIES

REGIONAL SHOPPING CENTERS:

     Santa Anita Fashion Park  Property (approximately 73 acres) is leased to a
     Acadia, California        partnership (Anita Associates) in which Owner
                               holds a fifty percent (50%) limited partnership interest. A 1,200,000 sq. ft. regional shopping center was developed by and is managed by The
                               Hahn Company, on behalf of Hahn-UPI, the managing partner of the partnership. The landlord's interest in the ground lease is held by Owner.

     Towson Town Center        Property consists of a 950,000 sq. ft. regional
     Towson, Maryland          shopping center developed by a partnership (H-T
                               Associates) with The Hahn Company, in which Owner holds a thirty-two and one-half percent (32.5%) interest. The shopping center is managed by The
                               Hahn Company, as managing partner of the partnership.

     Joppa Associates          Property is a 240,000 sq. ft. retail building
                               adjacent to the Towson Town Center. The Property is owned by a partnership (Joppa Associates) with The Hahn Company in which Owner holds a one-third
                               (33.33%) interest. The property is managed by The
                               Hahn Company, as managing partner of the partnership.

SHOPPING CENTERS:

     Yorba Linda, California   Property consists of a 66,000 sq. ft.
                               neighborhood shopping center owned and managed by Owner.

     Orange, California        Property consists of a 21,000 sq. ft.
                               neighborhood shopping center owned and managed by Owner.

     Encinitas, California     Property consists of a 79,000 sq. ft.
                               neighborhood shopping center owned and managed by Owner.

     Phoenix, Arizona          Property consists of a 25,000 sq. ft.
     Tatum and Thunderbird     neighborhood shopping center owned and managed by
                               Owner.

     Phoenix, Arizona          Property consists of a 31,000 sq. ft.
     28th and Indian School    neighborhood shopping center owned and managed by
                               Owner.

     Phoenix, Arizona          Property consists of a 74,000 sq. ft.
     67th and Indian School    neighborhood shopping center owned and managed by
                               Owner.

OFFICE BUILDINGS:

     Santa Ana, California     Property consists of a 166,000 sq. ft. office
     Civic Center Plaza Towers building owned by Owner.

     Upland, California        Property consists of a 37,000 sq. ft. office
                               building owned by Owner.

                                     H-A-1

     Medical Office Building    Property consists of a 72,000 sq. ft. medical
                                office building owned by Owner.


INDUSTRIAL PARK:

     Baldwin Industrial Park    Property consists of 623,000 sq. ft. of leasable
     Baldwin Park, California   industrial space owned by Baldwin Industrial
                                Properties, Ltd., a limited partnership in which Owner has a 50% interest. (Which property is currently managed by William T. Grant
                                Corporation, the managing general partner of the limited partnership.)


                                     H-A-2

                                   EXHIBIT B

                                ARCADIA PROPERTY

Those portions of Lots 1 and 5 of Tract 949 in the City of Arcadia, County of Los Angeles, State of California as shown on map recorded in Book 17, Page 13 of Maps, in the Office of the County Recorder of said County described as follows:

Beginning at the Southeast corner of Parcel Map No. 4625, as shown on map recorded in Book 51, Page 50 of Parcel Maps in the Office of said County Recorder, being a point on the North line of Huntington Drive, 195.00 feet in width; thence along the Easterly and Northeasterly Boundary of said Parcel Map as follows: North 3 Degrees 53 Minutes 00 Seconds East 475.68 feet to the beginning of a tangent curve concave to the East through a central angle of 15 Degrees 31 Minutes 48 Seconds an arc distance of 325.26 feet; thence tangent to said curve North 19 Degrees 24 Minutes 48 Seconds East 534.43 feet to the beginning of a tangent curve concave to the West and having a radius of 350.00 feet; thence Northerly and Northwesterly along said curve through a central angle of 71 Degrees 22 Minutes 48 Seconds an arc distance of 436.03 feet; thence tangent to said curve North 51 Degrees 58 Minutes 00 Seconds West 873.36 feet; thence continuing along said boundary of Parcel Map No. 4626 North 66 Degrees 58 Minutes 00 Seconds West 154.55 feet and North 51 Degrees 58 Minutes 00 Seconds West 437.83 feet to the most Northerly corner of said Parcel Map, being a point on the Southeasterly line of Baldwin Avenue, 100.00 feet in width; thence Northeasterly along said Southeasterly line of Baldwin Avenue, as it now exists, to the intersection with the Westerly prolongation of the Southerly boundary line of Tract No. 15318 as shown on map recorded in Book 427 pages 34 and 35 of said maps, shown thereon as having a bearing of North 88 Degrees 57 Minutes 33
Seconds: East; thence North 88 Degrees 57 Minutes 33 Seconds East along said Southerly boundary line to the angle point in the Southerly line of Lot 38 of said Tract No. 15318; thence continuing along the boundary line of said Tract No. 15318, and the Southerly boundary line of Tract No. 14940 as shown on map recorded in Book 350, Pages 48 to 50 inclusive of said maps North 68 Degrees 46 Minutes 53 Seconds East 2265.62 feet to the most Easterly corner of Lot 81 of said Tract No. 14940, being a point on the Southwesterly line of COLORADO PLACE; thence South 30 Degrees 33 Minutes 16 Seconds East 2171.20 feet along said Southwest line of COLORADO PLACE, 80.00 feet in width, as it now exists, to the beginning of a tangent curve therein, concave to the Northeast and having a radius of 756.78 feet; thence Southeasterly along said curve 554.82 feet to the intersection with the curved Northwesterly line of Huntington Drive, 80.00 feet in width, said curve being concave to the Southeast having a radius of 995.37 feet; thence Southwesterly along said curve 607.48 feet, thence Southwesterly along the Northwesterly line of said Huntington Drive, as it now exists, 2843.30 feet to the beginning of a tangent curve therein concave to the Northwest and having a radius of 925.20 feet; thence Southwesterly and Westerly along said curve 883.99 feet; thence Westerly along the Northerly line of said Huntington Drive, as it now exists to the point of beginning.

Excepting therefrom Parcel 1 of Parcel Map No. 15852 as per map filed in Book 179, Pages 93 and 94 of Parcel Maps, records of said County.

ALSO EXCEPTING THEREFROM THE FOLLOWING PROPERTY (THE "DELETED PARCEL"):

ALL THAT PORTION OF LOT 5 OF TRACT NO. 949, IN THE CITY OF ARCADIA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 17, PAGE 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEASTERLY CORNER OF PARCEL 4 OF PARCEL MAP NO. 6374, AS PER MAP FILED IN BOOK 89 PAGE 77 OF PARCEL MAPS, SAID CORNER ALSO LYING ON THE NORTHERLY RIGHT-OF-WAY LINE OF HUNTINGTON DRIVE, 195.00 FEET IN WIDTH; THENCE NORTHERLY ALONG THE EASTERLY LINE OF SAID PARCEL 4 OF PARCEL MAP 6374, NORTH 03 DEGREES 53 MINUTES 00 SECONDS EAST 150.00 FEET TO THE TRUE POINT OF BEGINNING.

THENCE CONTINUING NORTHERLY ALONG SAID EASTERLY LINE, NORTH 03 DEGREES 53 MINUTES 00 SECONDS EAST 242.38 FEET; THENCE DEPARTING FROM SAID EASTERLY LINE

                                     H-B-1

NORTH 41 DEGREES 26 MINUTES 00 SECONDS EAST 40.33 FEET; THENCE NORTH 11 DEGREES 26 MINUTES 00 SECONDS EAST 355.84 FEET; THENCE NORTH 78 DEGREES 34 MINUTES 00 SECONDS WEST 32.04 FEET TO A POINT ON THE EASTERLY LINE OF SAID PARCEL 4 AND THE BEGINNING OF A NON-TANGENT CURVE CONCAVE EASTERLY, HAVING A RADIUS OF 1200.00 FEET, FROM WHICH THE RADIAL LINE AT THE BEGINNING POINT BEARS NORTH 71 DEGREES 21 MINUTES 40 SECONDS WEST; THENCE NORTHERLY ALONG THE EASTERLY BOUNDARY OF PARCELS 3 AND 4 OF SAID PARCEL MAP NO. 6374, THE FOLLOWING COURSES: ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 00 DEGREES 46 MINUTES 28 SECONDS, AN ARC DISTANCE OF 16.22 FEET TO A TANGENT LINE, NORTH 19 DEGREES 24 MINUTES 48 SECONDS EAST 534.43 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 350.00 FEET, NORTHWESTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 71 DEGREES 22 MINUTES 48 SECONDS, AN ARC DISTANCE OF
436.04 FEET TO A TANGENT LINE, AND NORTH 51 DEGREES 58 MINUTES 00 SECONDS WEST
106.76 FEET; THENCE LEAVING SAID EASTERLY LINE OF PARCEL 3 OF PARCEL MAP 6374, SOUTH 78 DEGREES 34 MINUTES 00 SECONDS EAST 104.85 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 350.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS, AN ARC DISTANCE OF 549.78 FEET TO A TANGENT LINE; THENCE SOUTH 11 DEGREES 26 NORTH 00 SECONDS WEST 1186.97 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 25.00 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 82 DEGREES 26 MINUTES 00 SECONDS, AN ARC DISTANCE OF 35.97 FEET TO A TANGENT LINE; THENCE NORTH 86 DEGREES 08 MINUTES 00 SECONDS WEST 181.99 FEET TO THE TRUE POINT OF BEGINNING. AN AREA CONSISTING OF APPROXIMATELY 7.2 ACRES, MORE OR LESS.

UPON RECORDATION OF P.M. 23862, THE DELETED PARCEL WILL BE KNOWN AS:

PARCEL 4 OF PARCEL MAP 23862, IN THE CITY OF ARCADIA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA.

Subject to Easements of Record.

                                     H-B-2

                                   EXHIBIT C

                               OWNER'S EMPLOYEES


       John Goodwin   -     Property Manager - Shopping Centers
       Julie Jones    -     Clerk Administration  - Shopping Centers
       Kyle McDonald  -     Property Manager - Office Buildings
       Lina Wu        -     Property Accountant
       Stan Pearson   -     Head Building Engineer - Office Buildings
       Robert Ritchie -     Building Engineer - Office Buildings

                                     H-C-1

                                   EXHIBIT D

                      MANAGER'S EMPLOYEES AND HOURLY RATES


       Glenn L. Carpenter........$175.00
       Donald G. Herrman.........  87.00
       Robert A. Dewey...........  61.00
       Cecelia A. Consiglio......  42.00
       Wynne M. Fox..............  28.00
       Pamela L. Laipple.........  42.00
       Jason J. Saito............  37.00
       Deborah D. Scott..........  23.00
       Cindy L. Smith............  36.00
       Mary Ann Spurbeck.........  29.00

                                     H-D-1